                              --------------------------------------------------
LIBERTY ACORN INTERNATIONAL      Prospectus, May 1, 2001
                              --------------------------------------------------

Class A, B and C Shares

Advised by Liberty Wanger Asset Management, L.P.

Liberty Acorn Trust

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured May Lose Value No Bank Guarantee
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T A B L E  O F  C O N T E N T S

LIBERTY ACORN INTERNATIONAL                             2
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Investment Goal.......................................  2
Principal Investment Strategies.......................  2
Principal Investment Risks............................  2
Performance History...................................  5
Your Expenses.........................................  7

YOUR ACCOUNT                                            8
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How to Buy Shares.....................................  8
Sales Charges.........................................  9
How to Exchange Shares................................ 14
How to Sell Shares.................................... 14
Fund Policy on Trading of Fund Shares................. 15
Distribution and Service Fees......................... 16
Other Information About Your Account.................. 16

MANAGING THE FUND                                      19
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Investment Advisor.................................... 19
Portfolio Managers.................................... 19

OTHER INVESTMENT STRATEGIES AND RISKS                  20
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The Information Edge.................................. 20
Stock Strength Comes First............................ 21
Derivative Strategies................................. 21
Temporary Defensive Strategies........................ 21

FINANCIAL HIGHLIGHTS                                   22
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Liberty Acorn International


INVESTMENT GOAL
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Liberty Acorn International seeks to provide long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
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Liberty Acorn International invests primarily in stocks of non-U.S. small- and medium-sized companies. The Fund generally invests in the stocks of companies based outside the U.S. with capitalizations of less than $5 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit.


The Fund believes that smaller companies - particularly outside the U.S. - that are not as well known by financial analysts may offer higher return potential than the stocks of larger companies.

Liberty Acorn International typically looks for companies with:

 .  A strong business franchise that offers growth potential.
 .  Products and services that give the company a competitive advantage.
 . A stock price the Fund's advisor believes is reasonable relative to the assets and earning power of the company.

Liberty Acorn International is an international fund and invests the majority (under normal market conditions, at least 75%) of its total assets in the stocks of foreign companies based in developed markets (for example, Japan, Canada and United Kingdom) and emerging markets (for example, Mexico, Brazil and Korea).

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

                                                                             ___

Equity risk is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies and mid-capitalization companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies and mid-capitalization companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

Emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. Their securities markets may be underdeveloped. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

                                                                             ___

Sector risk may sometimes be present in the Fund's investments. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a significant portion of its assets invested in a particular sector.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ___

UNDERSTANDING PERFORMANCE

Calendar year total returns show the Fund's Class Z share performance for each completed calendar year. They include the effects of Class Z expenses. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

Average annual total returns are measures of the Fund's Class Z performance over the past one-year, five-year and life of the Fund periods. They include the effects of Class Z expenses. The table shows for each class the Class Z performance restated to reflect the effect of sales charges of each class.

Morgan Stanley's Europe, Australasia and Far East Index (EAFE) is an unmanaged index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada. EMI World ex-U.S. is Salomon Smith Barney's index of the bottom 20% of institutionally investable capital of countries, selected by Salomon and excluding the U.S. The EMI Global ex-U.S. is Salomon Smith Barney's index of the bottom 20% of institutionally investable capital of developed and emerging countries as selected by Salomon, excluding the U.S. The EMI Global ex-U.S. is rebalanced once a year in June. Beginning in 2001, the Fund's broad-based securities market index was changed from the EMI World ex-U.S. to the EMI Global ex-U.S., which has a component of emerging countries. The adviser belives the EMI Global ex-U.S. index better aligns with how the Fund invests. Unlike the Fund, indices are not investments, do not incur fees or expenses, are not subject to taxes, and are not professionally managed. It is not possible to invest directly in an index.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

Because Class A, Class B and Class C shares have not been offered for a full calendar year, the information provided in the bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. Class Z shares are offered to certain investors through separate prospectuses. The performance table following the bar chart shows how the Fund's average annual returns for (1) the Class Z shares and
(2) the Class Z shares, restated to reflect the sales charges of the Class A, Class B and Class C shares, respectively, compare with those of broad measures of market performance for one year, five years and life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's Class Z performance. All returns include the reinvestment of dividends and distributions. In this prospectus, after-tax returns are shown only for Class Z shares and after-tax returns for Class A, Class B and Class C shares will vary. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------

  Calendar Year Total Returns (Class Z)/(1)/
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                                  [BAR CHART]

                        Year                Return
                        ----                ------
                        1993                49.11%
                        1994                -3.80%
                        1995                 8.93%
                        1996                20.65%
                        1997                  .19%
                        1998                15.43%
                        1999                79.19%
                        2000               -20.02%

                                      For period shown in bar chart:

                                      Best quarter:  4th quarter 1999, +41.63%
                                      Worst quarter:  3rd quarter 1998,-16.05%


The Fund's year-to-date total return through March 31, 2001 was -12.33%

(1) Class Z shares are not offered through this prospectus, but Class A, Class B and Class C shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and these returns differ only to the extent that the classes do not have the same expenses.

                                                                             ___

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  Average Annual Total Returns -for periods ended December 31, 2000/(2)/
-------------------------------------------------------------------------------

                                                                           Life of the
                         Inception Date       1 Year          5 Years          Fund
Class A                     10/16/00          -24.65%         13.51%          14.86%
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Class B                     10/16/00          -23.52%         14.60%          15.67%
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Class C                     10/16/00          -20.82%         14.83%          15.67%
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Class Z                      9/23/92
   Return Before Taxes                        -20.02%         14.87%          15.69%
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   Return After Taxes
   on Distributions                           -22.97%         13.08%          14.57%
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   Return After Taxes
   on Distributions and
   Sale of Fund Shares                        -9.72%          12.10%          13.37%
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EAFE                           n/a            -14.17%          7.13%          9.73%
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EMI (World ex-U.S.)                           -10.31%          3.83%          6.87%
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EMI (Global ex-U.S.)           n/a            -12.58%          6.00%          5.96%
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(2) Class A, Class B and Class C performance information includes returns of the Fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares which were initially offered on October 16, 2000. Class Z returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses were reflected, the returns for prior to the inception of the newer classes of shares would be lower. Class Z shares were initially offered on September 23, 1992.
                                                                             ___

UNDERSTANDING EXPENSES

Sales Charges are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

Annual Fund Operating Expenses are deducted from the Fund. They include management and administration fees, 12b-1 fees and administrative costs including pricing and custody services.

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

 . $10,000 initial investment

 . 5% total return for each year

 . fund operating expenses remain the same

 . assumes reinvestment of all dividends and distributions

 . assumes Class B shares convert to Class A shares after eight years

YOUR EXPENSES
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Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

 Shareholder Fees/(4)/ (paid directly from your investment)

                                                       Class A      Class B     Class C
 Maximum sales charge (load) on purchases (%)
 (as a percentage of the offering price)                5.75          None        None
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 Maximum deferred sales charge (load) on
 redemptions (%) (as a percentage of the
 lesser of purchase price or redemption price)          1.00/(5)/     5.00        1.00
----------------------------------------------------------------------------------------
 Redemption fee                                         (6)           (6)         (6)

(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(5) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(6) There is a $7.50 charge for wiring sale proceeds to your bank.

 Annual Fund Operating Expenses (deducted directly from fund assets)

                                                       Class A      Class B     Class C
 Management fees/(7)/(%)                                 .79%         .79%        .79%
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 Distribution and service (12b-1) fees (%)               .35%        1.00%       1.00%
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 Other expenses (%)                                      .29%         .29%        .29%
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 Total annual fund operating expenses (%)               1.43%        2.08%       2.08%

(7) In addition to the management fee, the Fund pays the Advisor an administrative fee of .05%, which is included in "Other Expenses."

 Example Expenses (your actual costs may be higher or lower)

Class                                      1 Year     3 Years     5 Years    10 Years
Class A:                                    $712       $1,001      $1,312     $2,190
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Class B: did not sell your shares           $211       $  652      $1,119     $2,244

         sold all your shares at
         the end of the period              $711       $  952      $1,319     $2,244
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Class C: did not sell your shares           $211       $  652      $1,119     $2,410

         sold all your shares at
         the end of the period              $311       $  652      $1,119     $2,410

                                                                             ___

Your Account

INVESTMENT MINIMUMS

Initial Investment...........................................  $1,000
Subsequent Investments.......................................  $   50
Automatic Investment Plan*...................................  $   50
Retirement Plans*............................................  $   25

* The initial investment minimum of $1,000 is waived on this plan.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

HOW TO BUY SHARES
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Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

 Outlined below are the various options for buying shares:

 Method                Instructions

 Through your          Your financial advisor can help you establish your
 financial advisor     account and buy Fund shares on your behalf. Your
                       financial advisor may charge you fees for executing the
                       purchase for you.
--------------------------------------------------------------------------------
 By check              For new accounts, send a completed application and check
 (new account)         made payable to the Fund to the transfer agent, Liberty
                       Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-
                       1722.
--------------------------------------------------------------------------------
 By check              For existing accounts, fill out and return the additional
 (existing account)    investment stub included in your quarterly statement, or
                       send a letter of instruction including your Fund name and
                       account number with a check made payable to the Fund to
                       Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                       02105-1722.
--------------------------------------------------------------------------------
 By exchange           You or your financial advisor may acquire shares by
                       exchanging shares you own in one fund for shares of the
                       same class of the Fund at no additional cost. There may
                       be an additional charge if exchanging from a money market
                       fund. To exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
 By wire               You may purchase shares by wiring money from your bank
                       account to your Fund account. To wire funds to your Fund
                       account, call 1-800-422-3737 to obtain a control number
                       and the wiring instructions.
--------------------------------------------------------------------------------
 By electronic funds   You may purchase shares by electronically transferring
 transfer              money from your bank account to your Fund account by
                       calling 1-800-422-3737. Electronic funds transfers may
                       take up to two business days to settle and be considered
                       in "good form." You must set up this feature prior to
                       your telephone request. Be sure to complete the
                       appropriate section of the application.
--------------------------------------------------------------------------------
 Automatic             You can make monthly or quarterly investments
 investment plan       automatically from your bank account to your Fund
                       account. You can select a pre-authorized amount to be
                       sent via electronic funds transfer. Be sure to complete
                       the appropriate section of the application for this
                       feature.
--------------------------------------------------------------------------------
 By dividend           You may automatically invest dividends distributed by one
 diversification       fund into the same class of shares of the Fund at no
                       additional sales charge. To invest your dividends in another fund, call 1-800-345-6611.

                                                                             ___

CHOOSING A SHARE CLASS

The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.

Class A shares Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

  Class A Sales Charges

                                                                             % of
                                                                           offering
                                              As a % of                      price
                                             the public       As a %      retained by
                                              offering       of your       financial
Amount of purchase                              price       investment   advisor firm
Less than $50,000                               5.75           6.10          5.00
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$50,000 to less than $100,000                   4.50           4.71          3.75
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$100,000 to less than $250,000                  3.50           3.63          2.75
---------------------------------------------------------------------------------------
$250,000 to less than $500,000                  2.50           2.56          2.00
---------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                2.00           2.04          1.75
---------------------------------------------------------------------------------------
$1,000,000 or more                              0.00           0.00          0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing shares through a fee-based program.

                                                                             ___

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

Purchases Over $1 Million

Amount purchased                                           Commission %

First $3 million                                               1.00
-------------------------------------------- -----------------------------------
$3 million to less than $5 million                             0.80
-------------------------------------------- -----------------------------------
$5 million to less than $25 million                            0.50
-------------------------------------------- -----------------------------------
$25 million or more                                            0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

                                                                            ____

UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, your Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.

Reduced Sales Charges for Larger Investments There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a Fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

Class B shares Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays the financial advisor firm an up-front commission on sales of Class B shares as depicted in the charts below.


Purchases of less than $250,000:

  Class B Sales Charges

                                                          % deducted when
Holding period after purchase                             shares are sold

Through first year                                             5.00
--------------------------------------------------------------------------------
Through second year                                            4.00
--------------------------------------------------------------------------------
Through third year                                             3.00
--------------------------------------------------------------------------------
Through fourth year                                            3.00
--------------------------------------------------------------------------------
Through fifth year                                             2.00
--------------------------------------------------------------------------------
Through sixth year                                             1.00
--------------------------------------------------------------------------------
Longer than six years                                          None

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares is eight years after purchase.
                                                                             ___

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of Fund accounts maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will receive the lower CDSC and the applicable reduced holding period.

Purchases of $250,000 to less than $500,000:

Class B Sales Charges

                                                          % deducted when
Holding period after purchase                             shares are sold

Through first year                                             3.00
--------------------------------------------------------------------------------
Through second year                                            2.00
--------------------------------------------------------------------------------
Through third year                                             1.00
--------------------------------------------------------------------------------
Longer than three years                                        0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares is four years after purchase.

Purchases of $500,000 to less than $1 million:

Class B Sales Charges

                                                          % deducted when
Holding period after purchase                             shares are sold

Through first year                                             3.00
--------------------------------------------------------------------------------
Through second year                                            2.00
--------------------------------------------------------------------------------
Through third year                                             1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares is three years after purchase.

                                                                            ____

If you exchange into a Fund participating in the Class B share discount program or transfer your Fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which cause the exchanged or transferred account to exceed the applicable discount level will receive the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor which does not, the exchanged or transferred shares will retain the pre-existing CDSC but all additional purchases of Class B shares will be in accordance with the higher CDSC and longer holding period of the non-participating fund or financial advisor.

Class C shares Similar to Class B shares, your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

Class C Sales Charges

Years after purchase                          % deducted when shares are sold

Through one year                                            1.00
--------------------------------------------------------------------------------
Longer than one year                                        0.00

                                                                            ____

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                            ____

  Outlined below are the various options for selling shares:

Method                Instructions

Through your          You may call your financial advisor to place your sell
financial advisor     order. To receive the current trading day's price, your
                      financial advisor firm must receive your request prior to
                      the close of the NYSE, usually 4:00 p.m. Eastern time.
--------------------------------------------------------------------------------
By exchange           You or your financial advisor may sell shares by
                      exchanging from the Fund into the same share class of
                      another Liberty fund at no additional cost. To exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                      Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                      period. You do not need to set up this feature in advance
                      of your call. Certain restrictions apply to retirement
                      accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------
By mail               You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note your Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.
                      Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------

By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage on a monthly, quarterly or semiannual basis and have the proceeds sent to you if your account balance is
                      at least $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital
                      gains distributions must be reinvested. Be sure to
                      complete the appropriate section of the account
                      application for this feature.
--------------------------------------------------------------------------------
By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

                                                                             ___

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor, marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees may reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program you purchased your shares under. See "Your Account; Sales Charge" for the conversion schedule applicable to Class B shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor's firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of these securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are not available, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

                                                                             ___

UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

Share Certificates Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

  Types of Distributions

Dividend Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------

Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

  Distribution Options

Reinvest all distributions in additional shares of the Fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

 . send the check to your address of record
 . send the check to a third party address
 . transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

                                                                             ___

Tax Consequences Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

Foreign Income Taxes The Fund may receive investment income from sources within foreign countries, and that income may be subject to foreign income taxes at the source. If the Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

                                                                             ___

Managing the Fund

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Liberty Wanger Asset Management (Liberty WAM) (formerly Wanger Asset Management, L.P. (WAM)), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment advisor. Liberty WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment advisor, Liberty WAM runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. As of December 31, 2000, Liberty WAM managed over $8.7 billion in assets.

WAM was renamed Liberty WAM on September 29, 2000 when it became a wholly owned subsidiary of Liberty Financial Companies, Inc. (Liberty), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company. On November 1, 2000, Liberty announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty. For more information about Liberty's acquisition of WAM, see the Statement of Additional Information.

Liberty WAM's advisory fee for managing the Fund in 2000 was .79% of the Fund's average daily net assets. Liberty WAM also receives an administrative services fee from the Fund at the annual rate of .05% of the Fund's average daily net assets.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Liberty WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.

Leah J. Zell

Lead portfolio manager

Leah Zell is a vice president of Liberty Acorn Trust, and was a principal of WAM before its acquisition by Liberty. She has managed Liberty Acorn International since its inception in 1992, and was named lead portfolio manager in 1997. She has worked with Liberty Acorn Fund's international securities since 1984. Ms. Zell also manages the foreign portfolio of an investment company whose shares are offered only to non-U.S. investors. She is a CFA and earned her BA and PhD from Harvard University.

                                                                             ___

Other Investment Strategies and Risks

UNDERSTANDING THE FUND'S OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "Liberty Acorn International-Principal Investment Strategies" and "Liberty Acorn International-Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal.

Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

The Fund's principal investment strategies and their associated risks are described above. This section provides more detail about the Fund's investment strategies, and describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------

The Fund invests in entrepreneurially managed smaller and mid-sized companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Liberty WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from these trends.

In making investments for the Fund, Liberty WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Liberty WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential               Financial Strength          Fundamental Value
--------------------------------------------------------------------------------------
 .    superior technology       .    low debt               .    reasonable stock
 .    innovative marketing      .    adequate working            price relative to
 .    managerial skill               capital                     growth potential
 .    market niche              .    conservative           .     valuable assets
 .    good earnings                  accounting practices
     prospects                 .    adequate profit
 .    strong demand for              margin
     product

The realization of this        A strong balance sheet      Once Liberty WAM uncovers
growth potential would         gives management greater    an attractive  company,
likely produce superior        flexibility to pursue       it identifies a price
performance that is            strategic objectives and    that it believes would
sustainable over time.         is essential to             also make the stock a
                               maintaining a competitive   good value.
                               advantage.

--------------------------------------------------------------------------------------

                                                                             ___

STOCK STRENGTH COMES FIRST
--------------------------------------------------------------------------------
Liberty WAM's analysts continually screen companies and make more than 1,000 face-to-face visits around the globe each year. To accomplish this, Liberty WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

In managing the Fund, Liberty WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, Liberty WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                                                                             ___

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal year since inception of Class A, Class B and Class C shares. The Fund's fiscal year runs from January 1 to December 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information is audited and has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's audited financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

  Liberty Acorn International

    Selected data for a share of each class
    outstanding throughout each period                   For the Period Ended 12/31/2000 (a)

                                                        Class A      Class B         Class C
    Net Asset Value, Beginning of Period               $ 28.67        $28.67         $28.67
   -----------------------------------------------------------------------------------------------
    Income from Investment Operations

       Net investment income (b)                           .02          (.01)          (.01)

       Net realized and unrealized gain                  (1.26)        (1.26)         (1.26)
   -----------------------------------------------------------------------------------------------
    Total from investment
    operations                                           (1.24)        (1.27)         (1.27)
   -----------------------------------------------------------------------------------------------
    Less Distributions Declared to
    Shareholders

       From net investment income                          .00           .00            .00

       From net realized gains                           (3.59)        (3.59)         (3.59)
   -----------------------------------------------------------------------------------------------
       Total distributions declared to
       shareholders                                      (3.59)        (3.59)         (3.59)
   -----------------------------------------------------------------------------------------------
    Net Asset Value, End of Period                     $ 23.84        $23.81         $23.81
   -----------------------------------------------------------------------------------------------
    Total Return (c) (d)                                (4.85%)       (4.97%)        (4.97%)
   -----------------------------------------------------------------------------------------------

    Ratios to Average Net Assets

       Expenses (e) (f)                                  1.59%         2.24%          2.24%

       Net investment income (e) (f)                      .40%         (.25%)         (.25%)

       Portfolio Turnover                                  63%           63%            63%

       Net assets at end of period
       (000's)                                         $10,323        $5,675         $3,965

 (a) Class A, Class B and Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
 (b) Per share data was calculated using average shares outstanding during the period.
 (c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
 (d)  Not annualized.
 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
 (f)  Annualized.

                                                                             ___

Notes

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                                                                             ___

     FOR MORE INFORMATION
--------------------------------------------------------------------------------

You can get more information about the Fund's investments in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Liberty Acorn Trust (formerly Acorn Investment Trust):  811-01829
 .    Liberty Acorn International (formerly Acorn International)

--------------------------------------------------------------------------------

[LETTERHEAD OF LIBERTY FUNDS]

                                                  ------------------------------
     LIBERTY ACORN FUND                                  Prospectus, May 1, 2001
                                                  ------------------------------

Class A, B and C Shares

Advised by Liberty Wanger Asset Management, L.P.

Liberty Acorn Trust

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

--------------------------------------------------------------------------------------------------------------------------
T A B L E  O F  C O N T E  N T S
LIBERTY ACORN FUND                                     2       MANAGING THE FUND                                        19
--------------------------------------------------------       -----------------------------------------------------------
Investment Goal.....................................   2       Investment Advisor.....................................  19
Principal Investment Strategies.....................   2       Portfolio Managers.....................................  19
Principal Investment Risks..........................   2
Performance History.................................   5       OTHER INVESTMENT
Your Expenses.......................................   7       STRATEGIES AND RISKS                                     20
                                                               -----------------------------------------------------------
YOUR ACCOUNT                                           8       The Information Edge...................................  20
--------------------------------------------------------       Stock Strength Comes First.............................  21
How to Buy Shares...................................   8       Derivative Strategies..................................  21
Sales Charges.......................................   9       Temporary Defensive Strategies.........................  21
How to Exchange Shares..............................  14
How to Sell Shares..................................  14       FINANCIAL HIGHLIGHTS                                     22
Fund Policy on Trading Fund of Shares...............  15       -----------------------------------------------------------
Distribution and Service Fees.......................  16
Other Information About Your Account................  16

Liberty Acorn Fund




INVESTMENT GOAL
--------------------------------------------------------------------------------
Liberty Acorn Fund seeks to provide long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Liberty Acorn Fund invests primarily in the stocks of small- and medium-sized companies. The Fund generally invests in the stocks of companies with market capitalizations of less than $2 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit.

The Fund believes that these smaller companies, which are not as well known by financial analysts, may offer higher return potential than the stocks of larger companies.

Liberty Acorn Fund typically looks for companies with:

 .   A strong business franchise that offers growth potential.
 .   Products and services that give a company a competitive advantage.
 .   A stock price the Fund's advisor believes is reasonable relative to the assets and earning power of the company.

Liberty Acorn Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its assets in companies outside the U.S. in developed markets (for example, Japan, Canada and United Kingdom) and emerging markets (for example, Mexico, Brazil and Korea).

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

                                                                             ___

Equity risk is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies and mid-capitalization companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies and mid-capitalization companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

Emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. Their securities markets may be underdeveloped. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

                                                                             ___

Sector risk may sometimes be present in the Fund's investments. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a significant portion of its assets invested in a particular sector.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ___

UNDERSTANDING PERFORMANCE

Calendar year total returns show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Class Z expenses. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

Average annual total returns are measures of the Fund's Class Z performance over the past one-year, five-year and ten-year periods. They include the effects of Class Z expenses. The table shows for each class the Class Z performance restated to reflect the effect of sales charges of each class.

The Fund's returns are compared to the S&P 500 Index and the Russell 2000 Index. The S&P 500 Index is a broad market-weighted average of large U.S. blue-chip companies. The Russell 2000 Index is a market-weighted index of 2000 small companies formed by taking the largest 3000 companies and eliminating the largest 1000 of those companies. Unlike the Fund, indices are not investments, do not incur fees or expenses, are not subject to taxes, and are not professionally managed. It is not possible to invest directly in an index.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

Because Class A, Class B and Class C shares have not been offered for a full calendar year, the information provided in the bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. Class Z shares are offered to certain investors through separate prospectuses. The performance table following the bar chart shows how the Fund's average annual returns for (1) the Class Z shares and
(2) the Class Z shares, restated to reflect the sales charges of the Class A, Class B and Class C shares, respectively, compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's Class Z performance. All returns include the reinvestment of dividends and distributions. In this prospectus, after-tax returns are shown only for Class Z shares and after-tax returns for Class A, Class B and Class C shares will vary. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    Calendar Year Total Returns (Class Z)/(1)/

Year            Return
----            ------
1991            47.35%
1992            24.23%
1993            32.32%
1994            -7.45%
1995            20.80%
1996            22.55%
1997            24.98%
1998             6.02%
1999            33.38%
2000            10.06%

                           For period shown in bar chart:
                           Best quarter:  4th quarter 1999, +21.94%
                           Worst quarter: 3rd quarter 1998, -19.51%

The Fund's year-to-date total return through March 31, 2001 was -5.17%

(1) Class Z shares are not offered through this prospectus, but Class A, Class B and Class C shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and these returns differ only to the extent that the classes do not have the same expenses.

     Average Annual Total Returns -- for periods ended December 31, 2000/(2)/

                           Inception Date        1 Year         5 Years        10 Years
  Class A                     10/16/00           3.62%          17.55%          19.78%
  -----------------------------------------------------------------------------------------
  Class B                     10/16/00           5.18%          18.72%          20.47%
  -----------------------------------------------------------------------------------------
  Class C                     10/16/00           8.89%          18.92%          20.47%
  -----------------------------------------------------------------------------------------
  Class Z                      6/10/70

     Return Before Taxes                        10.06%          18.97%          20.50%
  -----------------------------------------------------------------------------------------
     Return After Taxes
     on Distributions                            6.24%          15.70%          17.95%
  -----------------------------------------------------------------------------------------
     Return After Taxes
     on Distributions and
     Sale of Fund Shares                         8.90%          15.00%          17.05%
  -----------------------------------------------------------------------------------------

  S&P 500                        n/a            -9.10%          18.33%          17.46%
  -----------------------------------------------------------------------------------------
  Russell 2000                   n/a            -3.02%          10.31%          15.53%
  -----------------------------------------------------------------------------------------

(2) Class A, Class B and Class C performance information includes returns of the Fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares which were initially offered on October 16, 2000. Class Z returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses were reflected, the returns for prior to the inception of the newer classes of shares would be lower. Class Z shares were initially offered on June 10, 1970.

                                                                             ___

UNDERSTANDING EXPENSES

Sales Charges are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

Annual Fund Operating Expenses are deducted from the Fund. They include management and administration fees, 12b-1 fees and administrative costs including pricing and custody services.

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

 . $10,000 initial investment

 . 5% total return for each year

 . fund operating expenses remain the same

 . assumes reinvestment of all dividends and distributions

 . assumes Class B shares convert to Class A shares after eight years

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.
--------------------------------------------------------------------------------
  Shareholder Fees/(3)/ (paid directly from your investment)
--------------------------------------------------------------------------------

                                                       Class A     Class B     Class C
  Maximum sales charge (load) on purchases (%)
  (as a percentage of the offering price)                5.75        None        None
--------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) on
  redemptions (%) (as a percentage of the
  lesser of purchase price or redemption price)          1.00/(4)/    5.00        1.00
---------------------------------------------------------------------------------------
  Redemption fee                                          (5)         (5)          (5)

(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(5) There is a $7.50 charge for wiring sale proceeds to your bank.

--------------------------------------------------------------------------------
  Annual Fund Operating Expenses (deducted directly from fund assets)
--------------------------------------------------------------------------------

                                                     Class A     Class B     Class C
Management fees/(6)/(%)                                 .68%        .68%        .68%
------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)               .35%       1.00%       1.00%
------------------------------------------------------------------------------------
Other expenses (%)                                      .29%        .29%        .29%
------------------------------------------------------------------------------------
Total annual fund operating expenses (%)               1.32%       1.97%       1.97%

(6) In addition to the management fee, the Fund pays the Advisor an administrative fee of .05%, which is included in "Other Expenses."

--------------------------------------------------------------------------------
  Example Expenses (your actual costs may be higher or lower)
--------------------------------------------------------------------------------

Class                                     1 Year     3 Years     5 Years    10 Years
Class A:                                   $702        $969       $1,257     $2,074
-------------------------------------------------------------------------------------
Class B: did not sell your shares          $200        $618       $1,062     $2,128

         sold all your shares at
         the end of the period             $700        $918       $1,262     $2,128
------------------------------------------------------------------------------------
Class C: did not sell your shares          $200        $618       $1,062     $2,296

         sold all your shares at
         the end of the period             $300        $618       $1,062     $2,296

                                                                             ___

Your Account

INVESTMENT MINIMUMS

Initial Investment.....................$1,000
Subsequent Investments....................$50
Automatic Investment Plan*................$50
Retirement Plans*.........................$25

* The initial investment minimum of $1,000 is waived on this plan.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

--------------------------------------------------------------------------------
Outlined below are the various options for buying shares:
--------------------------------------------------------------------------------

Method                Instructions

Through your          Your financial advisor can help you establish your
financial advisor     account and buy Fund shares on your behalf. Your financial advisor may charge you fees for executing the purchase for you.
--------------------------------------------------------------------------------
By check              For new accounts, send a completed application and check
(new account)         made payable to the Fund to the transfer agent, Liberty
                      Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-
                      1722.
--------------------------------------------------------------------------------
By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or
                      send a letter of instruction including your Fund name and
                      account number with a check made payable to the Fund to
                      Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.
--------------------------------------------------------------------------------
By exchange           You or your financial advisor may acquire shares by
                      exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

--------------------------------------------------------------------------------
By wire You may purchase shares by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

--------------------------------------------------------------------------------
By electronic funds   You may purchase shares by electronically transferring
transfer              money from your bank account to your Fund account by
                      calling 1-800-422-3737. Electronic funds transfers may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

--------------------------------------------------------------------------------
Automatic             You can make monthly or quarterly investments
investment plan       automatically from your bank account to your Fund account.
                      You can select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

--------------------------------------------------------------------------------
By dividend           You may automatically invest dividends distributed by one
diversification       fund into the same class of shares of the Fund at no
                      additional sales charge. To invest your dividends in another fund, call 1-800-345-6611.

                                                                             ___

CHOOSING A SHARE CLASS

The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.

Sales Charges
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.

Class A shares Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

Class A Sales Charges

                                                                             % of
                                                                           offering
                                              As a % of                      price
                                             the public       As a %      retained by
                                              offering       of your       financial
Amount of purchase                              price       investment   advisor firm
Less than $50,000                               5.75           6.10          5.00
-------------------------------------------------------------------------------------
$50,000 to less than $100,000                   4.50           4.71          3.75
-------------------------------------------------------------------------------------
$100,000 to less than $250,000                  3.50           3.63          2.75
-------------------------------------------------------------------------------------
$250,000 to less than $500,000                  2.50           2.56          2.00
-------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                2.00           2.04          1.75
-------------------------------------------------------------------------------------
$1,000,000 or more                              0.00           0.00          0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing shares through a fee-based program.

                                                                             ___

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

Purchases Over $1 Million

Amount purchased                                           Commission %

First $3 million                                               1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                             0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                            0.50
--------------------------------------------------------------------------------
$25 million or more                                            0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

                                                                             ___

UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, your Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.

Reduced Sales Charges for Larger Investments There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a Fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

Class B shares Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays the financial advisor firm an up-front commission on sales of Class B shares as depicted in the charts below.

Purchases of less than $250,000:

Class B Sales Charges

                                                          % deducted when
Holding period after purchase                             shares are sold

Through first year                                             5.00
--------------------------------------------------------------------------------
Through second year                                            4.00
--------------------------------------------------------------------------------
Through third year                                             3.00
--------------------------------------------------------------------------------
Through fourth year                                            3.00
--------------------------------------------------------------------------------
Through fifth year                                             2.00
--------------------------------------------------------------------------------
Through sixth year                                             1.00
--------------------------------------------------------------------------------
Longer than six years                                          None


Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares is eight years after purchase.

                                                                             ___

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of Fund accounts maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will receive the lower CDSC and the applicable reduced holding period.

Purchases of $250,000 to less than $500,000:

  Class B Sales Charges

                                                          % deducted when
  Holding period after purchase                           shares are sold

  Through first year                                           3.00
  ------------------------------------------------------------------------------
  Through second year                                          2.00
  ------------------------------------------------------------------------------
  Through third year                                           1.00
  ------------------------------------------------------------------------------
  Longer than three years                                      0.00

Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares is four years after purchase.

Purchases of $500,000 to less than $1 million:

  Class B Sales Charges

                                                          % deducted when
  Holding period after purchase                           shares are sold

  Through first year                                           3.00
  ------------------------------------------------------------------------------
  Through second year                                          2.00
  ------------------------------------------------------------------------------
  Through third year                                           1.00

Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares is three years after purchase.

                                                                             ___

If you exchange into a Fund participating in the Class B share discount program or transfer your Fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which cause the exchanged or transferred account to exceed the applicable discount level will receive the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor which does not, the exchanged or transferred shares will retain the pre-existing CDSC but all additional purchases of Class B shares will be in accordance with the higher CDSC and longer holding period of the non-participating fund or financial advisor.

Class C shares Similar to Class B shares, your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

  Class C Sales Charges

  Years after purchase                    % deducted when shares are sold

  Through one year                                      1.00
--------------------------------------------------------------------------------
  Longer than one year                                  0.00


                                                                             ___

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                             ___

Outlined below are the various options for selling shares:

Method                Instructions

Through your          You may call your financial advisor to place your sell
financial advisor     order. To receive the current trading day's price, your
                      financial advisor firm must receive your request prior to
                      the close of the NYSE, usually 4:00 p.m. Eastern time.
--------------------------------------------------------------------------------
By exchange           You or your financial advisor may sell shares by
                      exchanging from the Fund into the same share class of
                      another Liberty fund at no additional cost. To exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                      Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                      period. You do not need to set up this feature in advance
                      of your call. Certain restrictions apply to retirement
                      accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------
By mail               You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note your Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.
                      Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------

By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage on a monthly, quarterly or semiannual basis and have the proceeds sent to you if your account balance is
                      at least $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital
                      gains distributions must be reinvested. Be sure to
                      complete the appropriate section of the account
                      application for this feature.
--------------------------------------------------------------------------------
By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

                                                                              __

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor, marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees may reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program you purchased your shares under. See "Your Account; Sales Charge" for the conversion schedule applicable to Class B shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor's firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of these securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are not available, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

                                                                              __

UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

Share Certificates Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

 Dividend             Represents interest and dividends earned from securities
                      held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
 Capital gains        Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

 Reinvest all distributions in additional shares of the Fund
--------------------------------------------------------------------------------
 Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
 Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
 Receive all distributions in cash (with one of the following options):

 . send the check to your address of record
 . send the check to a third party address
 . transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

                                                                             ___

Tax Consequences Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

Foreign Income Taxes The Fund may receive investment income from sources within foreign countries, and that income may be subject to foreign income taxes at the source. If the Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income.

                                                                              __

Managing the Fund

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Liberty Wanger Asset Management (Liberty WAM) (formerly Wanger Asset Management, L.P. (WAM)), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment advisor. Liberty WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment advisor, Liberty WAM runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. As of December 31, 2000, Liberty WAM managed over $8.7 billion in assets.

WAM was renamed Liberty WAM on September 29, 2000 when it became a wholly owned subsidiary of Liberty Financial Companies, Inc. (Liberty), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company. On November 1, 2000, Liberty announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty. For more information about Liberty's acquisition of WAM, see the Statement of Additional Information.

Liberty WAM's advisory fee for managing the Fund in 2000 was .68% of the Fund's average daily net assets. Liberty WAM also receives an administrative services fee from the Fund at the annual rate of .05% of the Fund's average daily net assets.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Liberty WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.

Ralph Wanger
Lead portfolio manager

Ralph Wanger is chief strategist of the Liberty Acorn Funds and has been portfolio manager of Liberty Acorn Fund since its inception in 1970. He is president and a member of Liberty Acorn Trust's Board of Trustees since 1970. Mr. Wanger has been president of Liberty WAM since September 29, 2000 and was a principal of WAM before that date. He is a Chartered Financial Analyst (CFA), and earned his BS and MS degrees in Industrial Management from the Massachusetts Institute of Technology.

Charles P. McQuaid
Co-portfolio manager

Charles McQuaid is a senior vice president and member of Liberty Acorn Trust's Board of Trustees. He has been director of Domestic Research at Liberty WAM and WAM, and was a principal of WAM until September 29, 2000. Mr. McQuaid has been a member of Liberty Acorn Fund's management team since 1978. He is a CFA, and earned his BBA from the University of Massachusetts and his MBA from the University of Chicago.

                                                                              __

Other Investment Strategies and Risks


UNDERSTANDING THE FUND'S OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "Liberty Acorn Fund- Principal Investment Strategies" and "Liberty Acorn Fund-Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal.

Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

The Fund's principal investment strategies and their associated risks are described above. This section provides more detail about the Fund's investment strategies, and describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------

The Fund invests in entrepreneurially managed smaller and mid-sized companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Liberty WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from these trends.

In making investments for the Fund, Liberty WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Liberty WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential           Financial Strength          Fundamental Value
--------------------------------------------------------------------------------

 . superior technology      . low debt                  . reasonable stock
 . innovative marketing     . adequate working            price relative to
 . managerial skill           capital                     growth potential
 . market niche             . conservative              . valuable assets
 . good earnings              accounting practices
  prospects                . adequate profit
 . strong demand for          margin
  product

The realization of this    A strong balance sheet      Once Liberty WAM uncovers
growth potential would     gives management greater    an attractive company, it
likely produce superior    flexibility to pursue       identifies a price that
performance that is        strategic objectives and    it believes would also
sustainable over time.     is essential to             make the stock a good
                           maintaining a competitive   value.
                           advantage.
--------------------------------------------------------------------------------

                                                                             ___

STOCK STRENGTH COMES FIRST
--------------------------------------------------------------------------------
Liberty WAM's analysts continually screen companies and make more than 1,000 face-to-face visits around the globe each year. To accomplish this, Liberty WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

In managing the Fund, Liberty WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, Liberty WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                                                                              __

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal year since inception of Class A, Class B and Class C shares. The Fund's fiscal year runs from January 1 to December 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information is audited and has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's audited financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

 Selected data for a share of each class
 outstanding throughout each period                     For the Period Ended 12/31/2000 (a)

                                                      Class A         Class B        Class C
 Net Asset Value, Beginning of Period                 $ 17.88         $ 17.88         $17.88
------------------------------------------------------------------------------------------------

 Income from Investment Operations

    Net investment income (b)                             .01            (.01)          (.01)

    Net realized and unrealized gain                     1.22            1.22           1.22
------------------------------------------------------------------------------------------------
 Total from investment operations                        1.23            1.21           1.21
------------------------------------------------------------------------------------------------

 Less Distributions Declared to Shareholders
    From net investment income                           (.06)           (.06)          (.06)

    From net realized gains                             (1.86)          (1.86)         (1.86)
------------------------------------------------------------------------------------------------
    Total distributions declared to shareholders        (1.92)          (1.92)         (1.92)
------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                       $ 17.19         $ 17.17         $17.17
================================================================================================
 Total Return (c) (d)                                    7.40%           7.27%          7.27%
------------------------------------------------------------------------------------------------

 Ratios to Average Net Assets

    Expenses (e) (f)                                     1.03%           1.68%          1.68%

    Net investment income (e) (f)                         .39%           (.26%)         (.26%)

    Portfolio Turnover                                     29%             29%            29%

    Net assets at end of period (000's)               $18,252         $15,951         $8,510

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

                                                                             ___
                                                                              22

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                                                                              __

FOR MORE INFORMATION
--------------------------------------------------------------------------------

You can get more information about the Fund's investments in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Liberty Acorn Trust (formerly Acorn Investment Trust):  811-01829
 .  Liberty Acorn Fund (formerly Acorn Fund)


--------------------------------------------------------------------------------


 [LOGO]  L I B E R T Y
         -----------------
                 F U N D S


         Liberty Funds Distributor, Inc. (c)2001
         One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com

     LIBERTY ACORN FOREIGN FORTY     Prospectus, May 1, 2001

Class A, B and C Shares

Advised by Liberty Wanger Asset Management, L.P.

Liberty Acorn Trust

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured; May Lose Value; No Bank Guarantee

T A B L E  O F  C O N T E N T S

LIBERTY ACORN FOREIGN FORTY                                      2
------------------------------------------------------------------
Investment Goal..............................................    2
Principal Investment Strategies..............................    2
Principal Investment Risks...................................    2
Performance History..........................................    5
Your Expenses................................................    7

YOUR ACCOUNT                                                     8
------------------------------------------------------------------
How to Buy Shares............................................    8
Sales Charges................................................    9
How to Exchange Shares.......................................   13
How to Sell Shares...........................................   13
Fund Policy on Trading of Fund Shares........................   14
Distribution and Service Fees................................   15
Other Information About Your Account.........................   15

MANAGING THE FUND                                               18
------------------------------------------------------------------
Investment Advisor...........................................   18
Portfolio Managers/The Investment Team.......................   18

OTHER INVESTMENT
STRATEGIES AND RISKS                                            19
------------------------------------------------------------------

The Information Edge.........................................   19
Stock Strength Comes First...................................   20
Derivative Strategies........................................   20
Temporary Defensive Strategies...............................   20

FINANCIAL HIGHLIGHTS                                            21
------------------------------------------------------------------

Liberty Acorn Foreign Forty


INVESTMENT GOAL
--------------------------------------------------------------------------------
Liberty Acorn Foreign Forty seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty invests primarily in the stocks of medium- to larger-sized companies based in developed markets (for example, Japan, Canada and United Kingdom) outside the U.S. The Fund invests in at least three countries. The Fund is a non-diversified fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of foreign companies (between 40-60), offering the potential to provide above-average growth over time. The Fund invests primarily in companies with market capitalizations of $2 billion to $25 billion, at the time of purchase.

The Fund believes that companies within this capitalization range are not as well known by financial analysts, and may offer higher return potential than the stocks of companies with capitalizations above $25 billion.

Liberty Acorn Foreign Forty typically looks for companies with:

 .    A strong business franchise that offers growth potential.
 .    Products and services that give the company a competitive advantage.
 .    A stock price the Fund's advisor believes is reasonable relative to the assets and earning power of the company.

Liberty Acorn Foreign Forty is an international fund and invests the majority of its assets in the stocks of foreign companies based in developed markets outside the U.S.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Equity risk is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate

                                                                             ___
drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies and mid-capitalization companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies and mid-capitalization companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

Sector risk may sometimes be present in the Fund's investments. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a significant portion of its assets invested in a particular sector.

                                                                             ___

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may concentrate issuer risk and, therefore, the Fund may have an increased risk of loss compared to a similar diversified mutual fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ___

Understanding Performance

Calendar year total returns show the Fund's Class Z share performance for each completed calendar year. They include the effects of Class Z expenses. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

Average annual total returns are measures of the Fund's performance over the past one-year and life of the Fund periods. They include the effects of Class Z expenses. The table shows for each class the Class Z performance restated to reflect the effect of sales charges of the class.

The Fund's returns are compared to the SSB World ex-U.S. Cap Range $2-10 Billion Index. The SSB World ex-U.S. Cap Range $2-10 Billion Index is Salomon Smith Barney's two to ten billion U.S. dollar security market subset of its Broad Market Index. It represents a midcap developed market index, excluding the U.S. Unlike the Fund, an index is not an investment, does not incur fees or expenses, is not subject to taxes, and is not professionally managed. It is not possible to invest directly in an index.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

Because Class A, Class B and Class C shares have not been offered for a full calendar year, the information provided in the bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. Class Z shares are offered to certain investors through separate prospectuses. The performance table following the bar chart shows how the Fund's average annual returns for (1) the Class Z shares and
(2) the Class Z shares, restated to reflect the sales charges of the Class A, Class B and Class C shares, respectively, compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's Class Z performance. All returns include the reinvestment of dividends and distributions. In this prospectus, after-tax returns are shown only for Class Z shares and after-tax returns for Class A, Class B and Class C shares will vary. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




  Calendar Year Total Returns (Class Z)/1/
------------------------------------------------------------------------------

                                  [BAR CHART]

          Year         Return
          ----         ------
          1999          81.60%
          2000         -13.35%

                                       For period shown in bar chart:

                                       Best quarter:  4th quarter 1999, +46.65%
                                       Worst quarter:  2nd quarter 2000, -14.03%


The Fund's total return through March 31, 2001 was -20.82%.

(1) Class Z shares are not offered through this prospectus, but Class A, Class B and Class C shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and these returns differ only to the extent that the classes do not have the same expenses.

                                                                              __

Average Annual Total Returns -- for periods ended December 31, 2000(2)

                                                                   Life of the
                                  Inception Date      1 Year         Fund/(3)/

Class A                              10/16/00         -18.33%        26.15%
--------------------------------------------------------------------------------
Class B                              10/16/00         -17.75%        28.60%
--------------------------------------------------------------------------------
Class C                              10/16/00         -14.26%        29.71%
--------------------------------------------------------------------------------
Class Z                              11/23/98
   Return Before Taxes                                -13.35%        29.75%
--------------------------------------------------------------------------------
   Return After Taxes
   on Distributions                                   -13.59%        29.52%
--------------------------------------------------------------------------------
   Return After Taxes
   on Distributions and
   Sale of Fund Shares                                -8.04%         24.32%
--------------------------------------------------------------------------------
SSB Cap Range                           n/a           -6.05%          9.03%
   $2-10B
--------------------------------------------------------------------------------

(2) Class A, Class B and Class C performance information includes returns of the Fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares which were initially offered on October 16, 2000. Class Z returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses were reflected, the returns for prior to the inception of the newer classes of shares would be lower. Class Z shares were initially offered on November 23, 1998.

(3) The Fund's Class Z performance in 1999 was achieved during a period of unusual market conditions.

                                                                             ___

UNDERSTANDING EXPENSES

Sales Charges are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

Annual Fund Operating Expenses are deducted from the Fund. They include management and administration fees, 12b-1 fees and administrative costs, including pricing and custody services.

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

 . $10,000 initial investment

 . 5% total return for each year

 . fund operating expenses remain the same

 . assumes reinvestment of all dividends and distributions

 . assumes Class B shares convert to Class A shares after eight years


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

Shareholder Fees/(4)/ (paid directly from your investment)

                                                     Class A     Class B     Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                5.75        None        None
--------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)          1.00/(5)/   5.00        1.00
--------------------------------------------------------------------------------------
Redemption fee                                         (6)         (6)         (6)

(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(5) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(6)  There is a $7.50 charge for wiring sale proceeds to your bank.

Annual Fund Operating Expenses (deducted directly from fund assets)

                                                     Class A     Class B     Class C
Management fees/(7)/ (%)                                 .95%       .95%         .95%
---------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                .35%      1.00%        1.00%
---------------------------------------------------------------------------------------
Other expenses (%)                                       .38%       .38%         .38%
---------------------------------------------------------------------------------------
Total annual fund operating expenses/(8)/ (%)           1.68%      2.33%        2.33%

(7) In addition to the management fee, the Fund pays the Advisor an administrative fee of .05%, which is included in "Other Expenses."

(8) The Fund's advisor has voluntarily agreed to reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average annual net assets for Class A, Class B and Class C, respectively. This arrangement may be modified or terminated by either the Fund or its advisor on 30 days' notice. As a result, the actual total annual Fund operating expenses for Class A, B and C shares would be 1.45%.

Example Expenses (your actual costs may be higher or lower)

Class                                     1 Year     3 Years     5 Years    10 Years
Class A:                                   $736      $1,074       $1,435     $2,448
-------------------------------------------------------------------------------------
Class B: did not sell your shares          $236      $  727       $1,245     $2,504

         sold all your shares at
         the end of the period             $736      $1,027       $1,445     $2,504
-------------------------------------------------------------------------------------
Class C: did not sell your shares          $236      $  727       $1,245     $2,666

         sold all your shares at
         the end of the period             $336      $  727       $1,245     $2,666

                                                                             ___

Your Account

INVESTMENT MINIMUMS

Initial Investment............  $1,000
Subsequent Investments........  $   50
Automatic Investment Plan*....  $   50
Retirement Plans*.............  $   25

* The initial investment minimum of $1,000 is waived on this plan.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

Outlined below are the various options for buying shares:

Method                Instructions

Through your          Your financial advisor can help you establish your account
financial advisor     and buy Fund shares on your behalf. Your financial advisor may charge you fees for executing the purchase for you.
--------------------------------------------------------------------------------
By check              For new accounts, send a completed application and check
(new account)         made payable to the Fund to the transfer agent, Liberty
                      Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-
                      1722.
--------------------------------------------------------------------------------
By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or
                      send a letter of instruction including your Fund name and
                      account number with a check made payable to the Fund to
                      Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.
--------------------------------------------------------------------------------
By exchange           You or your financial advisor may acquire shares by
                      exchanging shares you own in one fund for shares of the
                      same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market
                      fund. To exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------

By wire               You may purchase shares by wiring money from your bank
                      account to your Fund account. To wire funds to your Fund
                      account, call 1-800-422-3737 to obtain a control number
                      and the wiring instructions.
--------------------------------------------------------------------------------
By electronic funds   You may purchase shares by electronically transferring
transfer              money from your bank account to your Fund account by
                      calling 1-800-422-3737. Electronic funds transfers may
                      take up to two business days to settle and be considered
                      in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate
                      section of the application.
--------------------------------------------------------------------------------

Automatic             You can make monthly or quarterly investments
investment plan       automatically from your bank account to your Fund account.
                      You can select a pre-authorized amount to be sent via
                      electronic funds transfer. Be sure to complete the
                      appropriate section of the application for this
                      feature.
--------------------------------------------------------------------------------
By dividend           You may automatically invest dividends distributed by one
diversification       fund into the same class of shares of the Fund at no
                      additional sales charge. To invest your dividends in another fund, call 1-800-345-6611.

                                                                             ___

CHOOSING A SHARE CLASS

The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.

Class A shares Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

  Class A Sales Charges

                                                                             % of
                                                                           offering
                                              As a % of                      price
                                             the public       As a %      retained by
                                              offering       of your       financial
Amount of purchase                              price       investment   advisor firm
Less than $50,000                               5.75           6.10          5.00
------------------------------------------- -------------- ------------- --------------
$50,000 to less than $100,000                   4.50           4.71          3.75
------------------------------------------- -------------- ------------- --------------
$100,000 to less than $250,000                  3.50           3.63          2.75
------------------------------------------- -------------- ------------- --------------
$250,000 to less than $500,000                  2.50           2.56          2.00
------------------------------------------- -------------- ------------- --------------
$500,000 to less than $1,000,000                2.00           2.04          1.75
------------------------------------------- -------------- ------------- --------------
$1,000,000 or more                              0.00           0.00          0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing shares through a fee-based program.

                                                                             ___

UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, your Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

  Purchases Over $1 Million


Amount purchased                                           Commission %


First $3 million                                               1.00
-------------------------------------------- -----------------------------------
$3 million to less than $5 million                             0.80
-------------------------------------------- -----------------------------------
$5 million to less than $25 million                            0.50
-------------------------------------------- -----------------------------------
$25 million or more                                            0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

Reduced Sales Charges for Larger Investments There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a Fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

Class B shares Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays the financial advisor firm an up-front commission on sales of Class B shares as depicted in the charts below.

                                                                             ___

Purchases of less than $250,000:

  Class B Sales Charges

Holding period after purchase                             % deducted when
                                                          shares are sold

Through first year                                             5.00
--------------------------------------------------------------------------------
Through second year                                            4.00
--------------------------------------------------------------------------------
Through third year                                             3.00
--------------------------------------------------------------------------------
Through fourth year                                            3.00
--------------------------------------------------------------------------------
Through fifth year                                             2.00
--------------------------------------------------------------------------------
Through sixth year                                             1.00
--------------------------------------------------------------------------------
Longer than six years                                          None

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares is eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of Fund accounts maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will receive the lower CDSC and the applicable reduced holding period.

Purchases of $250,000 to less than $500,000:

  Class B Sales Charges

                                                          % deducted when
Holding period after purchase                             shares are sold

Through first year                                             3.00
-------------------------------------------------------------------------------
Through second year                                            2.00
-------------------------------------------------------------------------------
Through third year                                             1.00
-------------------------------------------------------------------------------
Longer than three years                                        0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares is four years after purchase.


                                                                              __

Purchases of $500,000 to less than $1 million:

  Class B Sales Charges

                                                          % deducted when
Holding period after purchase                             shares are sold

Through first year                                             3.00
--------------------------------------------------------------------------------
Through second year                                            2.00
--------------------------------------------------------------------------------
Through third year                                             1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares is three years after purchase.

If you exchange into a Fund participating in the Class B share discount program or transfer your Fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which cause the exchanged or transferred account to exceed the applicable discount level will receive the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor which does not, the exchanged or transferred shares will retain the pre-existing CDSC but all additional purchases of Class B shares will be in accordance with the higher CDSC and longer holding period of the non-participating fund or financial advisor.

Class C shares Similar to Class B shares, your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

  Class C Sales Charges

Years after purchase                       % deducted when shares are sold

Through one year                                           1.00
--------------------------------------------------------------------------------
Longer than one year                                       0.00

                                                                              __

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                              __

  Outlined below are the various options for selling shares:

Method                Instructions

Through your          You may call your financial advisor to place your sell
financial advisor     order. To receive the current trading day's price, your
                      financial advisor firm must receive your request prior to the close of the NYSE, usually 4:00 p.m. Eastern time.

--------------------------------------------------------------------------------
By exchange           You or your financial advisor may sell shares by
                      exchanging from the Fund into the same share class of another Liberty fund at no additional cost. To exchange by telephone, call 1-800-422-3737.

--------------------------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                      Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                      period. You do not need to set up this feature in advance
                      of your call. Certain restrictions apply to retirement
                      accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------
By mail               You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note your Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.
                      Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By wire               You may sell shares and request that the proceeds be
                      wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------

By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage on a monthly, quarterly or semiannual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

--------------------------------------------------------------------------------
By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

                                                                              __

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor, marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees may reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program you purchased your shares under. See "Your Account; Sales Charge" for the conversion schedule applicable to Class B shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor's firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of these securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are not available, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

                                                                              __

UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

Share Certificates Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

 Dividend             Represents interest and dividends earned from securities
                      held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
 Capital gains        Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

 Reinvest all distributions in additional shares of the Fund
--------------------------------------------------------------------------------
 Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
 Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
 Receive all distributions in cash (with one of the following options):

 . send the check to your address of record
 . send the check to a third party address
 . transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

                                                                             ___

Tax Consequences Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

Foreign Income Taxes The Fund may receive investment income from sources within foreign countries, and that income may be subject to foreign income taxes at the source. If the Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

                                                                              __

Managing the Fund

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Liberty Wanger Asset Management (Liberty WAM) (formerly Wanger Asset Management, L.P. (WAM)), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment advisor. Liberty WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment advisor, Liberty WAM runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. As of December 31, 2000, Liberty WAM managed over $8.7 billion in assets.

WAM was renamed Liberty WAM on September 29, 2000 when it became a wholly owned subsidiary of Liberty Financial Companies, Inc. (Liberty), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company. On November 1, 2000, Liberty announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty. For more information about Liberty's acquisition of WAM, see the Statement of Additional Information.

Liberty WAM's advisory fee for managing the Fund in 2000 was .95% of the Fund's average daily net assets. Liberty WAM also receives an administrative services fee from the Fund at the annual rate of .05% of the Fund's average daily net assets.

PORTFOLIO MANAGERS/THE INVESTMENT TEAM
--------------------------------------------------------------------------------
The portfolio manager is responsible for making daily investment decisions. Through August 31, 2001, Marcel P. Houtzager will be the lead portfolio manager of the Fund.

Marcel P. Houtzager

Lead portfolio manager

Marcel Houtzager is a vice president of Liberty Acorn Trust, and has managed Liberty Acorn Foreign Forty since its inception in 1998. He has been a member of the international analytical team at Liberty WAM and at WAM since 1992, and was a principal of WAM from 1995 to September 29, 2000. Mr. Houtzager also manages an international mutual fund underlying variable insurance products and the foreign portfolio of an investment company whose shares are offered only to non-U.S. investors. He is a CFA and a CPA, and earned his BA from Pomona College and his MBA from the University of California at Berkeley.

The Investment Team

Effective September 1, 2001, Liberty WAM will use a team to manage the Fund. Team members will share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member will have one or more particular areas of expertise. The team will be responsible for making daily investment decisions, and will utilize the entire management team's input and advice when making buy and sell determinations. No single individual at Liberty WAM will have primary management responsibilities for the Fund's portfolio securities.


                                                                              __

UNDERSTANDING THE FUND'S OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "Liberty Acorn Foreign Forty--Principal Investment Strategies" and "Liberty Acorn Foreign Forty--Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal.

Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

Other Investment Strategies and Risks

The Fund's principal investment strategies and their associated risks are described above. This section provides more detail about the Fund's investment strategies, and describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------

The Fund invests in entrepreneurially managed smaller, mid-sized and larger companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Liberty WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from these trends.

In making investments for the Fund, Liberty WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Liberty WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential            Financial Strength         Fundamental Value
--------------------------------------------------------------------------------

 .  superior technology      .  low debt                .  reasonable stock
 .  innovative marketing     .  adequate working           price relative
 .  managerial skill            capital                    to growth potential
 .  market niche             .  conservative            .  valuable assets
 .  good earnings            .  accounting practices
   prospects                .  adequate profit
 .  strong demand for           margin
   product

The realization of this     A strong balance sheet     Once Liberty WAM uncovers
growth potential would      gives management greater   an attractive company,
likely produce superior     flexibility to pursue      it identifies a price
performance that is         strategic objectives and   that it believes would
sustainable over time.      is essential to            also make the stock a
                            maintaining a competitive  good value.
                            advantage.
--------------------------------------------------------------------------------

                                                                             ___

STOCK STRENGTH COMES FIRST
--------------------------------------------------------------------------------
Liberty WAM's analysts continually screen companies and make more than 1,000 face-to-face visits around the globe each year. To accomplish this, Liberty WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

In managing the Fund, Liberty WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, Liberty WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                                                                              __

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal year since inception of Class A, Class B and Class C shares. The Fund's fiscal year runs from January 1 to December 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information is audited and has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's audited financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

Liberty Acorn Foreign Forty

Selected data for a share of each class
outstanding throughout each period                 For the Period Ended 12/31/2000 (a)

                                                 Class A        Class B          Class C
Net Asset Value, Beginning of Period              $17.71         $17.71           $17.71
--------------------------------------------------------------------------------------------
Income from Investment Operations
    Net investment income (b)                       (.03)          (.05)            (.05)
    Net realized and unrealized gain                (.53)          (.53)            (.53)
--------------------------------------------------------------------------------------------
    Total from investment operations                (.56)          (.58)            (.58)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $17.15         $17.13           $17.14
============================================================================================
Total Return (c) (d)                               (3.16%)        (3.27%)          (3.22%)
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets

    Expenses (e) (f)                                1.29%          1.94%            1.94%
    Net investment income (e) (f)                   (.79%)        (1.44%)          (1.44%)
    Portfolio Turnover                                79%            79%              79%
    Net assets at end of period (000's)           $3,172         $1,551           $3,399

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f)  Annualized.

                                                                             ___

Notes





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                                                                              __

FOR MORE INFORMATION
--------------------------------------------------------------------------------

You can get more information about the Fund's investments in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Liberty Acorn Trust (formerly Acorn Investment Trust):  811-01829
 .  Liberty Acorn Foreign Forty (formerly Acorn Foreign Forty)


________________________________________________________________________________

                                [LIBERTY LOGO]

     LIBERTY ACORN USA             Prospectus, May 1, 2001

Class A, B and C Shares

Advised by Liberty Wanger Asset Management, L.P.

Liberty Acorn Trust

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

------------------------------------------------------------------------------------------------
T A B L E  O F  C O N T E  N T S
LIBERTY ACORN USA                            2        MANAGING THE FUND                       17
----------------------------------------------        ------------------------------------------
Investment Goal..............................2        Investment Advisor......................17
Principal Investment Strategies..............2        Portfolio Managers......................17
Principal Investment Risks...................2
Performance History..........................4        OTHER INVESTMENT
Your Expenses................................6        STRATEGIES AND RISKS                    18
                                                      ------------------------------------------
YOUR ACCOUNT                                 7        The Information Edge....................18
----------------------------------------------        Stock Strength Comes First..............19
How to Buy Shares............................7        Derivative Strategies...................19
Sales Charges................................8        Temporary Defensive Strategies..........19
How to Exchange Shares......................12
How to Sell Shares..........................12        FINANCIAL HIGHLIGHTS                    20
Fund Policy on Trading of Fund Shares.......13        ------------------------------------------
Distribution and Service Fees...............14
Other Information About Your Account........14

                               Liberty Acorn USA


INVESTMENT GOAL
--------------------------------------------------------------------------------
Liberty Acorn USA seeks to provide long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Liberty Acorn USA invests primarily in stocks of small- and medium-sized U.S. companies. The Fund generally invests in the stocks of U.S. companies with capitalizations of less than $2 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit.

The Fund believes that these smaller companies, which are not as well known by financial analysts, may offer higher return potential than the stocks of larger companies.

Liberty Acorn USA typically looks for companies with:

 .    A strong business franchise that offers growth potential.
 .    Products and services that give the company a competitive advantage.
 .    A stock price the Fund's advisor believes is reasonable relative to the assets and earning power of the company.

The Fund generally invests substantially all of its assets in U.S. companies and, under normal market conditions, will invest at least 65% of its assets in U.S. companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Equity risk is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result

                                                                             ___
from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies and mid-capitalization companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies and mid-capitalization companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

Sector risk may sometimes be present in the Fund's investments. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a significant portion of its assets invested in a particular sector.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ___

UNDERSTANDING PERFORMANCE

Calendar year total returns show the Fund's Class Z share performance for each completed calendar year. They include the effects of Class Z expenses. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

Average annual total returns are measures of the Fund's Class Z performance over the past one-year, three-year and life of the Fund periods. They include the effects of Class Z expenses. The table shows for each class the Class Z performance restated to reflect the effect of sales charges of each class.

The Fund's returns are compared to the Russell 2000 Index. The Russell 2000 Index is a market-weighted index of 2000 small companies formed by taking the largest 3000 companies and eliminating the largest 1000 of those companies. Unlike the Fund, an index is not an investment, does not incur fees or expenses and is not professionally managed. It is not possible to invest directly in an index.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

Because Class A, Class B and Class C shares have not been offered for a full calendar year, the information provided in the bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. Class Z shares are offered to certain investors through separate prospectuses. The performance table following the bar chart shows how the Fund's average annual returns for (1) the Class Z shares and
(2) the Class Z shares, restated to reflect the sales charges of the Class A, Class B and Class C shares, respectively, compare with those of broad measures of market performance for one year, three years and life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's Class Z performance. All returns include the reinvestment of dividends and distributions. In this prospectus, after-tax returns are shown only for Class Z shares and after-tax returns for Class A, Class B and Class C shares will vary. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  Calendar Year Total Returns (Class Z)/(1)/

                Year            Return
                ----            ------
                1997            32.30%
                1998             5.79%
                1999            23.02%
                2000            -8.99%

                                       For period shown in bar chart:
                                       Best quarter:  4th quarter 1999, +18.93%
                                       Worst quarter: 3rd quarter 1998, -19.25%

The Fund's total return through March 31, 2001 was 3.56%.

(1) Class Z shares are not offered through this prospectus, but Class A, Class B and Class C shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and these returns differ only to the extent that the classes do not have the same expenses.

                                                                             ___

  Average Annual Total Returns -- for periods ended December 31, 2000/(2)/

                                                                           Life of the
                         Inception Date       1 Year          3 Years          Fund
Class A                     10/16/00          -14.34%          3.69%          13.33%
-----------------------------------------------------------------------------------------
Class B                     10/16/00          -13.61%          4.85%          14.58%
-----------------------------------------------------------------------------------------
Class C                     10/16/00          -10.06%          5.73%          14.87%
-----------------------------------------------------------------------------------------
Class Z                      9/04/96

   Return Before Taxes                        -8.99%           5.80%          14.93%
-----------------------------------------------------------------------------------------
   Return After Taxes
   on Distributions                           -9.43%           4.40%          13.68%
-----------------------------------------------------------------------------------------
   Return After Taxes
   on Distributions and
   Sale of Fund Shares                        -5.10%           4.47%          12.15%
-----------------------------------------------------------------------------------------
Russell 2000                   n/a            -3.02%           4.65%          10.30%
-----------------------------------------------------------------------------------------

 (2) Class A, Class B and Class C performance information includes returns of the Fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares which were initially offered on October 16, 2000. Class Z returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses were reflected, the returns for prior to the inception of the newer classes of shares would be lower. Class Z shares were initially offered on September 4, 1996.


                                                                             ___

UNDERSTANDING EXPENSES

Sales Charges are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

Annual Fund Operating Expenses are deducted from the Fund. They include management and administration fees, 12b-1 fees and administrative costs including pricing and custody services.

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

 . $10,000 initial investment

 . 5% total return for each year

 . fund operating expenses remain the same

 . assumes reinvestment of all dividends and distributions

 . assumes Class B shares convert to Class A shares after eight years


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

  Shareholder Fees/(3)/ (paid directly from your investment)

                                                     Class A     Class B     Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                5.75        None        None
---------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)          1.00/(4)/   5.00        1.00
---------------------------------------------------------------------------------------
Redemption fee                                        (5)         (5)         (5)

(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(5)  There is a $7.50 charge for wiring sale proceeds to your bank.

  Annual Fund Operating Expenses (deducted directly from fund assets)

                                                     Class A     Class B     Class C
Management fees/(6)/(%)                                 .93%        .93%        .93%
---------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)               .35%       1.00%       1.00%
---------------------------------------------------------------------------------------
Other expenses (%)                                      .23%        .23%        .23%
---------------------------------------------------------------------------------------
Total annual fund operating expenses (%)               1.51%       2.16%       2.16%

(6) In addition to the management fee, the Fund pays the Advisor an administrative fee of .05%, which is included in "Other Expenses."

  Example Expenses (your actual costs may be higher or lower)

Class                                     1 Year     3 Years     5 Years    10 Years
Class A:                                   $720       $1,025      $1,351     $2,273
--------------------------------------------------------------------------------------
Class B:  did not sell your shares         $219        $676       $1,159     $2,328

          sold all your shares at
          the end of the period            $719        $976       $1,359     $2,328
--------------------------------------------------------------------------------------
Class C:  did not sell your shares         $219        $676       $1,159     $2,493

         sold all your shares at
         the end of the period             $319        $676       $1,159     $2,493

                                                                             ___

                                 Your Account

INVESTMENT MINIMUMS

Initial Investment                      $1,000
Subsequent Investments                     $50
Automatic Investment Plan*                 $50
Retirement Plans*                          $25
*  The initial investment minimum of $1,000 is waived on this plan.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

  Outlined below are the various options for buying shares:

Method                Instructions

Through your          Your financial advisor can help you establish your account
financial advisor     and buy Fund shares on your behalf. Your financial advisor may charge you fees for executing the purchase for you.
--------------------------------------------------------------------------------
By check              For new accounts, send a completed application and check
(new account)         made payable to the Fund to the transfer agent, Liberty
                      Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-
                      1722.
--------------------------------------------------------------------------------
By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or
                      send a letter of instruction including your Fund name and
                      account number with a check made payable to the Fund to
                      Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.
--------------------------------------------------------------------------------
By exchange           You or your financial advisor may acquire shares by
                      exchanging shares you own in one fund for shares of the
                      same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market
                      fund. To exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By wire               You may purchase shares by wiring money from your bank
                      account to your Fund account. To wire funds to your Fund
                      account, call 1-800-422-3737 to obtain a control number
                      and the wiring instructions.
--------------------------------------------------------------------------------
By electronic funds   You may purchase shares by electronically transferring
transfer              money from your bank account to your Fund account by
                      calling 1-800-422-3737. Electronic funds transfers may
                      take up to two business days to settle and be considered
                      in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate
                      section of the application.
--------------------------------------------------------------------------------
Automatic             You can make monthly or quarterly investments
investment plan       automatically from your bank account to your Fund account.
                      You can select a pre-authorized amount to be sent via
                      electronic funds transfer. Be sure to complete the
                      appropriate section of the application for this feature.
--------------------------------------------------------------------------------
By dividend           You may automatically invest dividends distributed by one
diversification       fund into the same class of shares of the Fund at no
                      additional sales charge. To invest your dividends in another fund, call 1-800-345-6611.

                                                                             ___

CHOOSING A SHARE CLASS

The Fund offers three classes of shares in this prospectus - Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 Million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.

Class A shares Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

  Class A Sales Charges

                                                                             % of
                                                                           offering
                                              As a % of                      price
                                             the public       As a %      retained by
                                              offering       of your       financial
Amount of purchase                              price       investment   advisor firm
Less than $50,000                               5.75           6.10          5.00
---------------------------------------------------------------------------------------
$50,000 to less than $100,000                   4.50           4.71          3.75
---------------------------------------------------------------------------------------
$100,000 to less than $250,000                  3.50           3.63          2.75
---------------------------------------------------------------------------------------
$250,000 to less than $500,000                  2.50           2.56          2.00
---------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                2.00           2.04          1.75
---------------------------------------------------------------------------------------
$1,000,000 or more                              0.00           0.00          0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing shares through a fee-based program.

                                                                             ___

UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, your Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:


Purchases Over $1 Million

Amount purchased                                           Commission %

First $3 million                                               1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                             0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                            0.50
--------------------------------------------------------------------------------
$25 million or more                                            0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

Reduced Sales Charges for Larger Investments There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a Fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

Class B shares Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays the financial advisor firm an up-front commission on sales of Class B shares as depicted in the charts below.

                                                                             ___

Purchases of less than $250,000:

  Class B Sales Charges

Holding period after purchase                             % deducted when
                                                          shares are sold

Through first year                                             5.00
--------------------------------------------------------------------------------
Through second year                                            4.00
--------------------------------------------------------------------------------
Through third year                                             3.00
--------------------------------------------------------------------------------
Through fourth year                                            3.00
--------------------------------------------------------------------------------
Through fifth year                                             2.00
--------------------------------------------------------------------------------
Through sixth year                                             1.00
--------------------------------------------------------------------------------
Longer than six years                                          None

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares is eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of Fund accounts maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will receive the lower CDSC and the applicable reduced holding period.

Purchases of $250,000 to less than $500,000:

  Class B Sales Charges

                                                         % deducted when
Holding period after purchase                             shares are sold

Through first year                                             3.00
-------------------------------------------------------------------------------
Through second year                                            2.00
-------------------------------------------------------------------------------
Through third year                                             1.00
-------------------------------------------------------------------------------
Longer than three years                                        0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares is four years after purchase.

                                                                             ___

Purchases of $500,000 to less than $1 million:

  Class B Sales Charges

                                                          % deducted when
Holding period after purchase                             shares are sold

Through first year                                             3.00
-------------------------------------------------------------------------------
Through second year                                            2.00
-------------------------------------------------------------------------------
Through third year                                             1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares is three years after purchase.

If you exchange into a Fund participating in the Class B share discount program or transfer your Fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which cause the exchanged or transferred account to exceed the applicable discount level will receive the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor which does not, the exchanged or transferred shares will retain the pre-existing CDSC but all additional purchases of Class B shares will be in accordance with the higher CDSC and longer holding period of the non-participating fund or financial advisor.

Class C shares Similar to Class B shares, your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

  Class C Sales Charges

Years after purchase                            % deducted when shares are sold

Through one year                                               1.00
--------------------------------------------------------------------------------
Longer than one year                                           0.00

                                                                             ___

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                            ___

  Outlined below are the various options for selling shares:

Method                Instructions

Through your          You may call your financial advisor to place your sell
financial advisor     order. To receive the current trading day's price, your
                      financial advisor firm must receive your request prior to
                      the close of the NYSE, usually 4:00 p.m. Eastern time.
--------------------------------------------------------------------------------
By exchange           You or your financial advisor may sell shares by
                      exchanging from the Fund into the same share class of
                      another Liberty fund at no additional cost. To exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                      Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                      period. You do not need to set up this feature in advance
                      of your call. Certain restrictions apply to retirement
                      accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------
By mail               You may send a signed letter of instruction or stock power along with any share certificates to be sold to the address below. In your letter of instruction, note your Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.
                      Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------

By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage on a monthly, quarterly or semiannual basis and have the proceeds sent to you if your account balance is
                      at least $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital
                      gains distributions must be reinvested. Be sure to
                      complete the appropriate section of the account
                      application for this feature.
--------------------------------------------------------------------------------
By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.
                                                                           ___

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor, marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees may reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program you purchased your shares under. See "Your Account; Sales Charge" for the conversion schedule applicable to Class B shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor's firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are not available, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

                                                                           ___

UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

Share Certificates Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

  Types of Distributions

Dividend              Represents interest and dividends earned from securities
                      held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

Distribution Options

Reinvest all distributions in additional shares of the Fund
--------------------------------------------------------------------------------

Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

 .    send the check to your address of record
 .    send the check to a third party address
 .    transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

                                                                             ___

Tax Consequences Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

                                                                             ___

Managing The Fund

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Liberty Wanger Asset Management (Liberty WAM) (formerly Wanger Asset Management, L.P. (WAM)), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment advisor. Liberty WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment advisor, Liberty WAM runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. As of December 31, 2000, Liberty WAM managed over $8.7 billion in assets.


WAM was renamed Liberty WAM on September 29, 2000 when it became a wholly owned subsidiary of Liberty Financial Companies, Inc. (Liberty), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company. On November 1, 2000, Liberty announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty. For more information about Liberty's acquisition of WAM, see the Statement of Additional Information.


Liberty WAM's advisory fee for managing the Fund in 2000 was .93% of the Fund's average daily net assets. Liberty WAM also receives an administrative services fee from the Fund at the annual rate of .05% of the Fund's average daily net assets.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Liberty WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.

Robert A. Mohn

Lead portfolio manager

Robert Mohn is a vice president of Liberty Acorn Trust. He has been a member of the domestic analytical team at Liberty WAM and WAM since 1992, and was a principal of WAM from 1995 to September 29, 2000. He has managed Liberty Acorn USA since its inception in 1996, and also manages a mutual fund underlying variable insurance products and the U.S. portfolio of an investment company whose shares are offered only to non-U.S. investors. He is a CFA and holds a BS from Stanford University and an MBA from the University of Chicago.

                                                                             ___

Other Investment Strategies and Risks

UNDERSTANDING THE FUND'S
OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "Liberty Acorn USA" Principal Investment Strategies" and "Liberty Acorn USA-Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal.

Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.


The Fund's principal investment strategies and their associated risks are described above. This section provides more detail about the Fund's investment strategies, and describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------

The Fund invests in entrepreneurially managed smaller and mid-sized companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Liberty WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from these trends.

In making investments for the Fund, Liberty WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Liberty WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential            Financial Strength         Fundamental Value
--------------------------------------------------------------------------------

 .   superior technology     .   low debt               .   reasonable
 .   innovative marketing    .   adequate working           stock price relative
 .   managerial skill            capital                    to growth potential
 .   market niche            .   conservative           .   valuable assets
 .   good earnings               accounting practices
     prospects               .   adequate profit
 .   strong demand for           margin
     product

The realization of this     A strong balance sheet     Once Liberty WAM uncovers
growth potential would      gives management greater   an attractive company,
likely produce superior     flexibility to pursue      it identifies a price
performance that is         strategic objectives and   that it believes would
sustainable over time.      is essential to            also make the stock a
                            maintaining a competitive  good value.
                            advantage.

--------------------------------------------------------------------------------

                                                                             ___

STOCK STRENGTH COMES FIRST
--------------------------------------------------------------------------------
Liberty WAM's analysts continually screen companies and make more than 1,000 face-to-face visits around the globe each year. To accomplish this, Liberty WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

In managing the Fund, Liberty WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, Liberty WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                                                                             ___

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal year since inception of Class A, Class B and Class C shares. The Fund's fiscal year runs from January 1 to December 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information is audited and has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's audited financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


Liberty Acorn USA

               Selected data for a share of each class
               outstanding throughout each period          For the Period Ended 12/31/2000 (a)

                                                         Class A      Class B         Class C
                Net Asset Value, Beginning of Period    $ 13.83       $ 13.83         $13.83
               -----------------------------------------------------------------------------------
                Income from Investment Operations
                  Net investment income (b)                (.01)         (.03)          (.03)
                  Net realized and unrealized gain         1.06          1.07           1.07
               -----------------------------------------------------------------------------------
                  Total from investment
                  operations                               1.05          1.04           1.04
               -----------------------------------------------------------------------------------
                Net Asset Value, End of Period          $ 14.88       $ 14.87         $14.87
               ===================================================================================
                Total Return (c) (d)                       7.59%         7.52%          7.52%
               -----------------------------------------------------------------------------------

                Ratios to Average Net Assets
                   Expenses (e) (f)                        1.17%         1.82%          1.82%
                   Net investment income (e) (f)           (.49%)       (1.14%)        (1.14%)
                   Portfolio Turnover                        45%           45%            45%
                   Net assets at end of period (000's)  $   798       $   685         $  347

               (a) Class A, Class B and Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
               (b) Per share data was calculated using average shares outstanding during the period.
               (c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
               (d)  Not annualized.
               (e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
               (f)  Annualized.

                                                                             ___

Notes

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                                                                             ___

For More Information
--------------------------------------------------------------------------------
You can get more information about the Fund's investments in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Liberty Acorn Trust (formerly Acorn Investment Trust):  811-01829
 .    Liberty Acorn USA (formerly Acorn USA)

--------------------------------------------------------------------------------

LIBERTY FUNDS
Liberty Funds Distributor, Inc. (C) 2001
One Financial Center, Boston, MA
02111-2621, 800-426-3750
www.libertyfunds.com

-------------------------------------------------------------------
LIBERTY ACORN TWENTY                    Prospectus, May 1, 2001
-------------------------------------------------------------------

Class A, B and C Shares

Advised by Liberty Wanger Asset Management, L.P.

Liberty Acorn Trust

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured; May Lose Value; No Bank Guarantee
-------------------------------------------------------------
T A B L E  O F  C O N T E N T S

LIBERTY ACORN TWENTY                                        2
-------------------------------------------------------------
Investment Goal............................................ 2
Principal Investment Strategies............................ 2
Principal Investment Risks................................. 2
Performance History........................................ 4
Your Expenses.............................................. 6

YOUR ACCOUNT                                                7
-------------------------------------------------------------
How to Buy Shares.......................................... 7
Sales Charges.............................................. 8
How to Exchange Shares.....................................12
How to Sell Shares.........................................12
Fund Policy on Trading of Fund Shares......................13
Distribution and Service Fees..............................14
Other Information About Your Account.......................14

MANAGING THE FUND                                          17
-------------------------------------------------------------
Investment Advisor.........................................17
Portfolio Managers.........................................17

OTHER INVESTMENT STRATEGIES AND RISKS                      18
-------------------------------------------------------------
The Information Edge.......................................18
Stock Strength Comes First.................................19
Derivative Strategies......................................19
Temporary Defensive Strategies.............................19

FINANCIAL HIGHLIGHTS                                       20
-------------------------------------------------------------

                             Liberty Acorn Twenty

INVESTMENT GOAL
--------------------------------------------------------------------------------
Liberty Acorn Twenty seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Liberty Acorn Twenty invests primarily in the stocks of medium- to larger-sized U.S. companies. The Fund is a non-diversified fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of companies (between 20-25) with market capitalizations of $2 billion to $12 billion at the time of purchase, offering the potential to provide above-average growth over time.

The Fund believes that companies within this capitalization range are not as well known by financial analysts, and may offer higher return potential than the stocks of companies with capitalizations above $12 billion.

Liberty Acorn Twenty typically looks for companies with:

 .    A strong business franchise that offers growth potential.
 .    Products and services that give the company a competitive advantage.
 .    A stock price the Fund's advisor believes is reasonable relative to the assets and earning power of the company.

Although the Fund does not buy securities with a short-term view, there is no restriction on the length of time the Fund must hold a security. To the extent the Fund buys and sells securities frequently, its transaction costs will be higher (which may adversely affect the Fund's performance) and it may realize additional capital gains.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Equity risk is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended

                                                                             ___
period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies and mid-capitalization companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies and mid-capitalization companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

Sector risk may sometimes be present in the Fund's investments. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a significant portion of its assets invested in a particular sector.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may concentrate issuer risk and, therefore, the Fund may have an increased risk of loss compared to a similar diversified mutual fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ___

UNDERSTANDING PERFORMANCE

Calendar year total returns show the Fund's Class Z share performance for each completed calendar year. They include the effects of Class Z expenses. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

Average annual total returns are measures of the Fund's Class Z performance over the past one-year and life of the Fund periods. They include the effects of Class Z expenses. The table shows for each class the Class Z performance restated to reflect the effect of sales charges of the class.

The Fund's returns are compared to the S&P Mid Cap 400 Index. The S&P Mid Cap 400 is an unmanaged, market value-weighted index of 400 midcap U.S. companies. Unlike the Fund, an index is not an investment, does not incur fees or expenses, is not subject to taxes, and is not professionally managed. It is not possible to invest directly in an index.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

Because Class A, Class B and Class C shares have not been offered for a full calendar year, the information provided in the bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. Class Z shares are offered to certain investors through a separate prospectus. The performance table following the bar chart shows how the Fund's average annual returns for (1) the Class Z shares and
(2) the Class Z shares, restated to reflect the sales charges of the Class A, Class B and Class C shares, respectively, compare with those of broad measures of market performance for one year and life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's Class Z performance. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  Calendar Year Total Returns (Class Z)/(1)/

       [BAR CHART]


1999    29.30%
2000    11.68%

                                        For period shown in bar chart:

                                        Best quarter: 4th quarter 1999, +14.35%
                                        Worst quarter: 3rd quarter 1999, -7.13%

The Fund's total return through March 31, 2001 was -6.86%.

(1) Class Z shares are not offered through this prospectus, but Class A, Class B and Class C shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and these returns differ only to the extent that the classes do not have the same expenses.

                                                                             ___

     Average Annual Total Returns-- for periods ended December 31, 2000/(2)/


                                  Inception Date               Life of the
                                                    1 Year         Fund

          Class A                     10/16/00       5.18%        19.54%
         --------------------------------------------------------------------
          Class B                     10/16/00       6.44%        21.73%
         --------------------------------------------------------------------
          Class C                     10/16/00      10.44%        22.87%
         --------------------------------------------------------------------
          Class Z                     11/23/98
             Return Before Taxes                    11.68%        22.99%
         --------------------------------------------------------------------
             Return After Taxes
             on Distributions                        8.84%        21.62%
         --------------------------------------------------------------------
             Return After Taxes
             on Distributions and
             Sale of Fund Shares                     8.15%        18.33%
         --------------------------------------------------------------------
          S&P MidCap 400                 n/a        17.51%        21.13%
         --------------------------------------------------------------------



(2) Class A, Class B and Class C performance information includes returns of the Fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares which were initially offered on October 16, 2000. Class Z returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses were reflected, the returns for prior to the inception of the newer classes of shares would be lower. Class Z shares were initially offered on November 23, 1998.

                                                                             ___

UNDERSTANDING EXPENSES

Sales Charges are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

Annual Fund Operating Expenses are deducted from the Fund. They include management and administration fees, 12b-1 fees and administrative costs including pricing and custody services.

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

 . $10,000 initial investment

 . 5% total return for each year

 . fund operating expenses remain the same

 . assumes reinvestment of all dividends and distributions

 . assumes Class B shares convert to Class A shares after eight years

YOUR EXPENSES

--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

  Shareholder Fees/(3)/ (paid directly from your investment)

                                                   Class A    Class B    Class C
  Maximum sales charge (load) on purchases (%)
  (as a percentage of the offering price)            5.75       None       None
 -------------------------------------------------------------------------------
  Maximum deferred sales charge (load) on
  redemptions (%) (as a percentage of the
  lesser of purchase price or redemption price)      1.00/(4)/  5.00       1.00
 -------------------------------------------------------------------------------
  Redemption fee                                    (5)        (5)        (5)

(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(5)  There is a $7.50 charge for wiring sale proceeds to your bank.


  Annual Fund Operating Expenses (deducted directly from fund assets)

                                                   Class A    Class B    Class C
  Management fees/(6)/(%)                             .90%       .90%       .90%
 ------------------------------------------------------------ ------------------
  Distribution and service (12b-1) fees (%)           .35%      1.00%      1.00%
 ------------------------------------------------------------ ------------------
  Other expenses (%)                                  .39%       .39%       .39%
 ------------------------------------------------------------ ------------------
  Total annual fund operating expenses/(7)/(%)       1.64%      2.29%      2.29%


(6) In addition to the management fee, the Fund pays the Advisor an administrative fee of .05%, which is included in "Other Expenses."

(7) The Fund's Advisor has voluntarily agreed to reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest, taxes and extraordinary expenses, if any) exceeding 1.35% of the average annual net assets for Class A, Class B and Class C shares. This arrangement may be modified or terminated by either the Fund or its advisor on 30 days' notice. As a result, the actual total annual Fund operating expenses for Class A, B and C shares would be 1.35%.

  Example Expenses (your actual costs may be higher or lower)

  Class                                   1 Year    3 Years   5 Years   10 Years

  Class A:                                 $733      $1,074    $1,450    $2,568
 -------------------------------------------------------------------------------
  Class B: did not sell your shares        $232      $  715    $1,225    $2,463

           sold all your shares at
           the end of the period           $732      $1,015    $1,425    $2,463
 -------------------------------------------------------------------------------
  Class C: did not sell your shares        $232      $  715    $1,225    $2,626

           sold all your shares at
           the end of the period           $332      $  715    $1,225    $2,626



                                                                            ____

                                  Your Account

INVESTMENT MINIMUMS

Initial Investment............... $1,000
Subsequent Investments...........    $50
Automatic Investment Plan*.......    $50
Retirement Plans*................    $25

* The initial investment minimum of $1,000 is waived on this plan.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

  Outlined below are the various options for buying shares:

  Method                Instructions

  Through your          Your financial advisor can help you establish your
  financial advisor     account and buy Fund shares on your behalf. Your
                        financial advisor may charge you fees for executing the
                        purchase for you.
 -------------------------------------------------------------------------------
  By check              For new accounts, send a completed application and check
  (new account)         made payable to the Fund to the transfer agent, Liberty
                        Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-
                        1722.
 -------------------------------------------------------------------------------
  By check              For existing accounts, fill out and return the
  (existing account)    additional investment stub included in your quarterly
                        statement, or send a letter of instruction including
                        your Fund name and account number with a check made
                        payable to the Fund to Liberty Funds Services, Inc.,
                        P.O. Box 1722, Boston, MA 02105-1722.
 -------------------------------------------------------------------------------
  By exchange           You or your financial advisor may acquire shares by
                        exchanging shares you own in one fund for shares of the
                        same class of the Fund at no additional cost. There may
                        be an additional charge if exchanging from a money
                        market fund. To exchange by telephone, call 1-800-422-
                        3737.
 -------------------------------------------------------------------------------
  By wire               You may purchase shares by wiring money from your bank
                        account to your Fund account. To wire funds to your Fund
                        account, call 1-800-422-3737 to obtain a control number
                        and the wiring instructions.
 -------------------------------------------------------------------------------
  By electronic funds   You may purchase shares by electronically transferring
  transfer              money from your bank account to your Fund account by
                        calling 1-800-422-3737. Electronic funds transfers may
                        take up to two business days to settle and be considered
                        in "good form." You must set up this feature prior to
                        your telephone request. Be sure to complete the
                        appropriate section of the application.
 -------------------------------------------------------------------------------
  Automatic             You can make monthly or quarterly investments
  investment plan       automatically from your bank account to your Fund
                        account. You can select a pre-authorized amount to be
                        sent via electronic funds transfer. Be sure to complete
                        the appropriate section of the application for this
                        feature.
 -------------------------------------------------------------------------------
  By dividend           You may automatically invest dividends distributed by
  diversification       one fund into the same class of shares of the Fund at no
                        additional sales charge. To invest your dividends in another fund, call 1-800-345-6611.

                                                                             ___

CHOOSING A SHARE CLASS

The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.

Class A shares Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

  Class A Sales Charges

                                                                   % of offering
                                          As a % of                    price
                                         the public     As a %      retained by
                                          offering     of your       financial
  Amount of purchase                        price     investment   advisor firm

  Less than $50,000                         5.75         6.10          5.00
  ------------------------------------------------------------------------------
  $50,000 to less than $100,000             4.50         4.71          3.75
  ------------------------------------------------------------------------------
  $100,000 to less than $250,000            3.50         3.63          2.75
  ------------------------------------------------------------------------------
  $250,000 to less than $500,000            2.50         2.56          2.00
  ------------------------------------------------------------------------------
  $500,000 to less than $1,000,000          2.00         2.04          1.75
  ------------------------------------------------------------------------------
  $1,000,000 or more                        0.00         0.00          0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing shares through a fee-based program.

                                                                             ___

Understanding Contingent Deferred Sales Charges

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, your Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

Purchases Over $1 Million

Amount purchased                                            Commission %

First $3 million                                               1.00
-----------------------------------------------------------------------------
$3 million to less than $5 million                             0.80
-----------------------------------------------------------------------------
$5 million to less than $25 million                            0.50
-----------------------------------------------------------------------------
$25 million or more                                            0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

Reduced Sales Charges for Larger Investments There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a Fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

Class B shares Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays the financial advisor firm an up-front commission on sales of Class B shares as depicted in the charts below.

                                                                            ____
                                                                               9

Purchases of less than $250,000:

  Class B Sales Charges

  Holding period after purchase                           % deducted when
                                                          shares are sold

  Through first year                                            5.00
--------------------------------------------------------------------------------
  Through second year                                           4.00
--------------------------------------------------------------------------------
  Through third year                                            3.00
--------------------------------------------------------------------------------
  Through fourth year                                           3.00
--------------------------------------------------------------------------------
  Through fifth year                                            2.00
--------------------------------------------------------------------------------
  Through sixth year                                            1.00
--------------------------------------------------------------------------------
  Longer than six years                                         None


Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares is eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of Fund accounts maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will receive the lower CDSC and the applicable reduced holding period.

Purchases of $250,000 to less than $500,000:

  Class B Sales Charges
                                                            % deducted when
  Holding period after purchase                             shares are sold

  Through first year                                             3.00
--------------------------------------------------------------------------------
  Through second year                                            2.00
--------------------------------------------------------------------------------
  Through third year                                             1.00
--------------------------------------------------------------------------------
  Longer than three years                                        0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares is four years after purchase.

                                                                           ____
                                                                             10

Purchases of $500,000 to less than $1 million:

  Class B Sales Charges

                                                            % deducted when
 Holding period after purchase                              shares are sold

 Through first year                                             3.00
--------------------------------------------------------------------------------
 Through second year                                            2.00
--------------------------------------------------------------------------------
 Through third year                                             1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares is three years after purchase.

If you exchange into a Fund participating in the Class B share discount program or transfer your Fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which cause the exchanged or transferred account to exceed the applicable discount level will receive the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor which does not, the exchanged or transferred shares will retain the pre-existing CDSC but all additional purchases of Class B shares will be in accordance with the higher CDSC and longer holding period of the non-participating fund or financial advisor.

Class C shares Similar to Class B shares, your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

  Class C Sales Charges

 Years after purchase                                     % deducted when
                                                          shares are sold

 Through first year                                             1.00
--------------------------------------------------------------------------------
 Longer than one year                                           0.00

                                                                            ____

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                            ____

Outlined below are the various options for selling shares:

Method                Instructions

Through your          You may call your financial advisor to place your sell
financial advisor     order. To receive the current trading day's price, your
                      financial advisor firm must receive your request prior to
                      the close of the NYSE, usually 4:00 p.m. Eastern time.
--------------------------------------------------------------------------------
By exchange           You or your financial advisor may sell shares by
                      exchanging from the Fund into the same share class of
                      another Liberty fund at no additional cost. To exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                      Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                      period. You do not need to set up this feature in advance
                      of your call. Certain restrictions apply to retirement
                      accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------
By mail               You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note your Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.
                      Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------

By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage on a monthly, quarterly or semiannual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

--------------------------------------------------------------------------------
By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

                                                                            ____

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor, marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees may reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program you purchased your shares under. See "Your Account; Sales Charge" for the conversion schedule applicable to Class B shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor's firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are not available, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

                                                                            ____

UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

Share Certificates Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:



  Types of Distributions

  Dividend            Represents interest and dividends earned from securities
                      held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
  CapitaL gains       Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

  Distribution Options

  Reinvest all distributions in additional shares of the Fund
--------------------------------------------------------------------------------
  Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
  Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
  Receive all distributions in cash (with one of the following options):

  . send the check to your address of record
  . send the check to a third party address
  . transfer the money to your bank via electronic funds transfer

  Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

                                                                            ____

Tax Consequences Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

                                                                            ____

Managing the Fund

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Liberty Wanger Asset Management (Liberty WAM) (formerly Wanger Asset Management, L.P. (WAM)), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment advisor. Liberty WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment advisor, Liberty WAM runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. As of December 31, 2000, Liberty WAM managed over $8.7 billion in assets.


WAM was renamed Liberty WAM on September 29, 2000 when it became a wholly owned subsidiary of Liberty Financial Companies, Inc. (Liberty), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company. On November 1, 2000, Liberty announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty. For more information about Liberty's acquisition of WAM, see the Statement of Additional Information.



Liberty WAM's advisory fee for managing the Fund in 2000 was .90% of the Fund's average daily net assets. Liberty WAM also receives an administrative services fee from the Fund at the annual rate of .05% of the Fund's average daily net assets.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Liberty WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.


John H. Park

Lead portfolio manager

John Park is a vice president of Liberty Acorn Trust, and has managed Liberty Acorn Twenty since its inception in 1998. He has been a member of the domestic investment team at Liberty WAM and WAM since 1993, and was a principal of WAM from 1998 to September 29, 2000. Mr. Park is also manager of a mutual fund underlying variable insurance products. He is a CFA and earned both his BA and MBA degrees from the University of Chicago.

                                                                             ___

Other Investment Strategies and Risks

UNDERSTANDING THE FUND'S
OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "Liberty Acorn Twenty - Principal Investment Strategies" and "Liberty Acorn Twenty - Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal.

Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

The Fund's principal investment strategies and their associated risks are described above. This section provides more detail about the Fund's investment strategies, and describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


THE INFORMATION EDGE
--------------------------------------------------------------------------------

The Fund invests in entrepreneurially managed smaller, mid-sized and larger companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Liberty WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from these trends.

In making investments for the Fund, Liberty WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Liberty WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential               Financial Strength          Fundamental Value
--------------------------------------------------------------------------------
 .    superior technology       .    low debt               .    reasonable stock
 .    innovative marketing      .    adequate working            price relative to
 .    managerial skill               capital                     growth potential
 .    market niche              .    conservative           .    valuable assets
 .    good earnings                  accounting practices
     prospects                 .    adequate profit
 .    strong demand for              margin
     product

The realization of this        A strong balance sheet      Once Liberty WAM uncovers
growth potential would         gives management greater    an attractive company, it
likely produce superior        flexibility to pursue       identifies a price that
performance that is            strategic objectives and    it believes would also
sustainable over time.         is essential to             make the stock a good
                               maintaining a competitive   value.
                               advantage.
------------------------------------------------------------------------------------

                                                                             ___

STOCK STRENGTH COMES FIRST
--------------------------------------------------------------------------------
Liberty WAM's analysts continually screen companies and make more than 1,000 face-to-face visits around the globe each year. To accomplish this, Liberty WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

In managing the Fund, Liberty WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, Liberty WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                                                                             ___

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal year since inception of Class A, Class B and Class C shares. The Fund's fiscal year runs from January 1 to December 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information is audited and has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's audited financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

Liberty Acorn Twenty


                                Selected data for a share outstanding
                                throughout each period                   For the Period Ended 12/31/2000 (a)

                                                                       Class A      Class B         Class C
                                Net Asset Value, Beginning of Period   $ 13.47       $13.47          $13.47
                               -----------------------------------------------------------------------------------
                                Income from Investment Operations

                                    Net investment income (b)              .01         (.01)           (.01)
                                    Net realized and unrealized gain       .84          .84             .84
                               -----------------------------------------------------------------------------------
                                    Total from investment
                                    operations                             .85          .83             .83
                               -----------------------------------------------------------------------------------
                                Less Distributions Declared to
                                Shareholders
                                From net investment income                (.01)        (.01)           (.01)

                                From net realized gains                   (.19)        (.19)           (.19)
                               -----------------------------------------------------------------------------------
                                Total distributions delcared to
                                shareholders                              (.20)        (.20)           (.20)
                               -----------------------------------------------------------------------------------
                                Net Asset Value, End of Period         $ 14.12       $14.10         $ 14.10
                               ===================================================================================
                                Total Return (c) (d)                      6.32%        6.17%           6.17%
                               -----------------------------------------------------------------------------------

                                Ratios to Average Net Assets

                                    Expenses (e) (f)                       .76%        1.41%           1.41%

                                    Net investment income (e) (f)          .23%        (.42%)          (.42%)

                                    Portfolio Turnover                     116%         116%            116%

                                    Net assets at end of period
                                    (000's)                              $3,267       $4,249          $1,070

                        (a) Class A, Class B and Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

                        (b) Per share data was calculated using average shares outstanding during the period.

                        (c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

                        (d)  Not annualized.

                        (e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                        (f)  Annualized.

                                                                             ___

Notes



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                                                                             ___

FOR MORE INFORMATION
--------------------------------------------------------------------------------

You can get more information about the Fund's investments in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Liberty Acorn Trust (formerly Acorn Investment Trust): 811-01829
 .    Liberty Acorn Twenty (formerly Acorn Twenty)

--------------------------------------------------------------------------------

[LETTERHEAD OF LIBERTY FUNDS]

-------------------------------------------------------------------------------
LIBERTY ACORN FOREIGN FORTY   Prospectus, May 1, 2001
-------------------------------------------------------------------------------

Class Z Shares

Advised by Liberty Wanger Asset Management, L.P.

Liberty Acorn Trust


Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured; May Lose Value; No Bank Guarantee
________________________________________________________________________________
T A B L E  O F  C O N T E N T S

LIBERTY ACORN FOREIGN FORTY                                  2
----------------------------------------------------------------
Investment Goal............................................  2
Principal Investment Strategies............................  2
Principal Investment Risks.................................  2
Performance History........................................  5
Your Expenses..............................................  7

YOUR ACCOUNT                                                 8
----------------------------------------------------------------
How to Buy Shares..........................................  8
Eligible Investors.........................................  9
Sales Charges.............................................. 11
How to Exchange Shares..................................... 11
How to Sell Shares......................................... 11
Fund Policy on Trading of Fund Shares...................... 13
Other Information About Your Account....................... 13

MANAGING THE FUND                                           16
----------------------------------------------------------------
Investment Advisor......................................... 16
Portfolio Managers/The Investment Team..................... 16

OTHER INVESTMENT
STRATEGIES AND RISKS                                        17
----------------------------------------------------------------
The Information Edge....................................... 17
Stock Strength Comes First................................. 18
Derivative Strategies...................................... 18
Temporary Defensive Strategies............................. 18

FINANCIAL HIGHLIGHTS                                        19
----------------------------------------------------------------

Liberty Acorn Foreign Forty

INVESTMENT GOAL
--------------------------------------------------------------------------------
Liberty Acorn Foreign Forty seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty invests primarily in the stocks of medium- to larger-sized companies based in developed markets (for example, Japan, Canada and United Kingdom) outside the U.S. The Fund invests in at least three countries. The Fund is a non-diversified fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of foreign companies (between 40-60), offering the potential to provide above-average growth over time. The Fund invests primarily in companies with market capitalizations of $2 to $25 billion at the time of purchase.

The Fund believes that companies within this capitalization range are not as well known by financial analysts, and may offer higher return potential than the stocks of companies with capitalizations above $25 billion.

Liberty Acorn Foreign Forty typically looks for companies with:

 .        A strong business franchise that offers growth potential.
 .        Products and services that give the company a competitive advantage.
 .        A stock price the Fund's advisor believes is reasonable relative to the assets and earning power of the company.

Liberty Acorn Foreign Forty is an international fund and invests the majority of its assets in the stocks of foreign companies based in developed markets outside the U.S.

Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Equity risk is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected

                                                                             ___
by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies and mid-capitalization companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies and mid-capitalization companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

Sector risk may sometimes be present in the Fund's investments. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times, the Fund may have a significant portion of its assets invested in a particular sector.

                                                                             ___

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may concentrate issuer risk and, therefore, the Fund may have an increased risk of loss compared to a similar diversified mutual fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ___

UNDERSTANDING PERFORMANCE

Calendar year total returns show the Fund's Class Z share performance for each completed calendar year since inception. They include the effects of Fund expenses.

Average annual total returns are measures of the Fund's performance over the past one-year and life of the Fund periods. They include the effects of Fund expenses.

The Fund's returns are compared to the SSB World ex-U.S. Cap Range $2-10 Billion Index. The SSB World ex-U.S. Cap Range $2-10 Billion Index is Salomon Smith Barney's two to ten billion U.S. dollar security market subset of its Broad Market Index. It represents a midcap developed market index, excluding the U.S. Unlike the Fund, an index is not an investment, does not incur fees or expenses and is not professionally managed. It is not possible to invest directly in an index.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of broad measures of market performance for one year and life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements. If these arrangements were not in place, then performance would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Calendar Year Total Returns/(1)/



[BAR CHART]


Year     Return
----     ------

1999     81.60%
2000    -13.35%


                                       For period shown in bar chart:

                                       Best quarter:  4th quarter 1999,+46.65%
                                       Worst quarter: 2nd quarter 2000,-14.03%



The Fund's year-to-date total return through March 31, 2001 was -20.82%.


                                                                             ___

  Average Annual Total Returns-- for periods ended December 31, 2000/(1)/


                            Inception Date        1 Year        Life of the Fund

Class Z                        11/23/98
----------------------------------------------------------------------------------
     Return Before Taxes                          -13.35%            29.75%
----------------------------------------------------------------------------------
     Return After Taxes
     on Distributions                             -13.59%            29.52%
----------------------------------------------------------------------------------
     Return After Taxes
     on Distributions and
     Sale of Fund Shares                           -8.04%            24.32%
----------------------------------------------------------------------------------
SSB Cap Range $2-10B             n/a               -6.05%             9.03%

(1)  The Fund's performance during 1999 was
     achieved in a period of unusual market
     conditions.

                                                                             ___

UNDERSTANDING EXPENSES

Annual Fund Operating Expenses are deducted from the Fund. They include management and administration fees, and administrative costs including pricing and custody services.

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

 . $10,000 initial investment

 . 5% total return for each year

 . fund operating expenses remain the same

 . assumes reinvestment of all dividends and distributions



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

 Shareholder Fees/(1)(2)/ (paid directly from your investment)


Maximum sales charge (load) on purchases               None
---------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions                                            None
---------------------------------------------------------------
Redemption fee (%) (as a percentage of                 None
amount redeemed)

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)  There is a $7.50 charge for wiring sale proceeds to the transfer agent.

  Annual Fund Operating Expenses (deducted directly from Fund assets)


Management fees/(3)/ (%)                                .95
---------------------------------------------------------------
Distribution and service (12b-1) fees (%)              None
---------------------------------------------------------------
Other expenses  (%)                                     .38
---------------------------------------------------------------
Total annual fund operating expenses (%)               1.33
---------------------------------------------------------------
(3) In addition to the management fee, the Fund pays the Advisor an administrative fee of .05%, which is included in "Other Expenses."



  Example Expenses (your actual costs may be higher or lower)

     1 Year            3 Years          5 Years         10 Years

      $135              $421             $729            $1,601

                                                                             ___

Your Account

HOW TO BUY SHARES
--------------------------------------------------------------------------------
If you are an Eligible Investor (described below), your shares will be bought at the next calculated price after the Fund receives your purchase request in "good form." "Good form" means that your payment has been received and your application is complete, including all necessary signatures. The Fund reserves the right to refuse a purchase order for any reason, including if the Fund believes that doing so would be in the best interest of the Fund and its shareholders.

 Outlined below are the various options for buying shares:

 Method                Instructions

--------------------------------------------------------------------------------

 Through your          Your financial advisor can help you establish your account
 financial advisor     and buy fund shares on your behalf. Your financial advisor may charge you fees for executing the purchase for you.

--------------------------------------------------------------------------------
 By check              For new accounts, send a completed application and check
 (new account)         made payable to the Fund to the transfer agent, Liberty
                       Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
 By check              For existing accounts, fill out and return the additional
 (existing account)    investment stub included in your quarterly statement, or
                       send a letter of instruction including the Fund name and
                       account number with a check made payable to the Fund to
                       Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                       02105-1722.
--------------------------------------------------------------------------------
 By exchange           You may acquire shares by exchanging shares you own in one fund for shares of the same class of shares of the Fund at no additional cost. There may be an additional charge if
                       exchanging from a money market fund. To exchange by
                       telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
 By wire               You may purchase shares by wiring money from your bank
                       account to your Fund account. To wire funds to your Fund
                       account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
--------------------------------------------------------------------------------

 By electronic funds   You may purchase shares by electronically transferring
 transfer (existing    money from your bank account to your Fund account by
 account)              calling 1-800-422-3737. Electronic funds transfers may take up to two business days to settle and be considered in
                       "good form." You must set up this feature prior to your
                       telephone request. Be sure to complete the appropriate
                       section of the application.

--------------------------------------------------------------------------------

 Automatic             You can make monthly or quarterly investments automatically
 investment plan       from your bank account to your Fund account. You can select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of
                       the application for this feature.

--------------------------------------------------------------------------------
 By dividend           You may automatically invest dividends distributed by one
 diversification       fund into the same class of shares of the Fund at no
                       additional sales charge. To invest your dividends in the
                       Fund, call 1-800-345-6611.
--------------------------------------------------------------------------------

                                                                             ___

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are:

$1,000 minimum initial investment

 .      any shareholder (or family member of such shareholder) who owned shares of any of the Liberty Acorn funds on September 29, 2000 (when all of the Trust's then outstanding shares were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc.;

 .      any trustee of Liberty Acorn Trust, any employee of Liberty WAM, or a member of the family of the trustee or employee; and

 .      any person or entity listed in the account registration for any account
       (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since continued to hold shares of any funds distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

 .      any client of a broker-dealer or registered investment advisor that recommends Fund shares and charges an asset-based fee;

 .      any insurance company, trust company or bank, which is purchasing shares for its own account;

 .      any endowment, investment company or foundation; and

 .      any client of an investment advisory affiliate of the distributor if the client meets certain criteria established by the distributor and its affiliate.

No minimum initial investment

 .      any person investing all or part of the proceeds of a distribution, "roll over" or transfer of assets into a Liberty IRA from any deferred compensation plan which was a shareholder of any of the Liberty Acorn funds on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Liberty Acorn funds immediately prior to the distribution, transfer or roll over; and

 .      any retirement plan with aggregate assets of at least $5 million at the time it purchases Class Z shares and which is purchasing shares directly from the distributor or through a third party broker-dealer.

                                                                             ___

If you have any questions about your eligibility to purchase Class Z shares of the Fund, please call 1-800-345-6611. If you hold Fund shares through a broker-dealer or other financial institution, your eligibility to purchase Class Z shares may differ depending on that institution's policies.

The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

                                                                            ____

CHOOSING A SHARE CLASS

The Fund offers one class of shares in this prospectus -- Class Z.

The Fund also offers three additional classes of shares - Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Fund share without any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.

If you purchase Class Z shares of the Fund through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no sales charges or limitations if you purchase shares directly from the Fund, except as described in this prospectus.

If an intermediary is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund or Class A shares of certain other funds distributed by Liberty Funds Distributor, Inc., at net asset value without a sales charge. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you determine if and when you should sell your shares.

You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated net asset value. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

                                                                            ____

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

Outlined below are the various options for selling shares:

Method                Instructions
--------------------- ----------------------------------------------------------

Through your          You may call your financial advisor to place your sell
financial advisor     order. To receive the current trading day's price, your
                      financial advisor firm must receive your request prior to the close of the NYSE, usually 4:00 p.m. Eastern time.

--------------------------------------------------------------------------------

By exchange           You or your financial advisor may sell shares by
                      exchanging from the Fund into Class Z shares or Class A shares of another fund at no additional cost. To exchange by telephone, call 1-800-422-3737.

--------------------------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                      Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                      period. You do not need to set up this feature in advance
                      of your call. Certain restrictions apply to retirement
                      accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------
By mail               You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-
                      6611.

                      Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------- ----------------------------------------------------------
By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------

By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semiannual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                      available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                      reinvested. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You
                      must set up this feature prior to your request. Be sure to complete the appropriate section of the account
                      application for this feature.
--------------------------------------------------------------------------------


                                                                            ____

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of a Fund's Class Z shares is its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the Fund (or an authorized broker-dealer, financial services company, or other agent, some of whom may charge a fee for their services). In most cases, in order to receive that day's price, the Fund must receive your order before that day's transactions are processed. If you request a transaction through an agent, that agent must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of these securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are not available, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.
                                                 --------------------

Account Fees. If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Funds' transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

                                                                            ____

UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

Share Certificates Share certificates are not available for Class Z shares.

Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

Types of Distributions

Dividend              Represents interest and dividends earned from securities
                      held by the Fund.
--------------------------------------------------------------------------------
Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.


If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

Distribution Options

Reinvest all distributions in additional shares of the Fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

 . send the check to your address of record
 . send the check to a third party address
 . transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

                                                                            ____

Tax Consequences Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

Foreign Income Taxes The Fund may receive investment income from sources within foreign countries, and that income may be subject to foreign income taxes at the source. If the Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

                                                                            ____

Managing the Fund

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Liberty Wanger Asset Management (Liberty WAM) (formerly Wanger Asset Management, L.P. (WAM)), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment advisor. Liberty WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment advisor, Liberty WAM runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. As of December 31, 2000, Liberty WAM managed over $8.7 billion in assets.


WAM was renamed Liberty WAM on September 29, 2000 when it became a wholly owned subsidiary of Liberty Financial Companies, Inc. (Liberty), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company. On November 1, 2000, Liberty announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty. For more information about Liberty's acquisition of WAM, see the Statement of Additional Information.


Liberty WAM's advisory fee for managing the Fund in 2000 was .95% of the Fund's average daily net assets. Liberty WAM also receives an administrative fee from the Fund at the annual rate of .05% of the Fund's average daily net assets.

PORTFOLIO MANAGER/THE INVESTMENT TEAM
--------------------------------------------------------------------------------

The portfolio manager is responsible for making daily investment decisions. Through August 31, 2001, Marcel P. Houtzager will be the lead portfolio manager of the Fund.


Marcel P. Houtzager
Lead portfolio manager

Marcel Houtzager is a vice president of Liberty Acorn Trust, and has managed Liberty Acorn Foreign Forty since its inception in 1998. He has been a member of the international analytical team at Liberty WAM and WAM since 1992, and was a principal of WAM from 1995 to September 29, 2000. Mr. Houtzager also manages an international mutual fund underlying variable insurance products and the foreign portfolio of an investment company whose shares are offered only to non-U.S. investors. He is a CFA and a CPA, and earned his BA from Pomona College and his MBA from the University of California at Berkeley.


THE INVESTMENT TEAM
--------------------------------------------------------------------------------

Effective September 1, 2001, Liberty WAM will use a team to manage the Fund. Team members will share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member will have one or more particular areas of expertise. The team will be responsible for making daily investment decisions, and will utilize the entire management team's input and advice when making buy and sell determinations. No single individual at Liberty WAM will have primary management responsibilities for the Fund's portfolio securities.


                                                                             ___

Other Investment Strategies and Risks

UNDERSTANDING THE FUND'S
OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "Liberty Acorn Foreign Forty-Principal Investment Strategies" and "Liberty Acorn Foreign Forty-Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal.

Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

The Fund's principal investment strategies and their associated risks are described above. This section provides more detail about the Fund's investment strategies, and describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------
The Fund invests in entrepreneurially managed smaller, mid-sized and larger companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Liberty WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from those trends.

In making investments for the Fund, Liberty WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Liberty WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential               Financial Strength          Fundamental Value
------------------------------------------------------------------------------------
 .   superior technology        .   low debt                .   reasonable stock
 .   innovative marketing       .   adequate working            price relative to
 .   managerial skill               capital                     growth potential
 .   market niche               .   conservative            .   valuable assets
 .   good earnings                  accounting practices
     prospects                  .   adequate profit        Once Liberty WAM uncovers
 .   strong demand for              margin                 an attractive company, it
     product                                               identifies a price that
                               A strong balance sheet      it believes would also
The realization of this        gives management greater    make the stock a good
growth potential would         flexibility to pursue       value.
likely produce superior        strategic objectives and
performance that is            is essential to
sustainable over time.         maintaining a competitive
                               advantage.
------------------------------------------------------------------------------------

                                                                             ___

STOCK STRENGTH COMES FIRST
--------------------------------------------------------------------------------
Liberty WAM's analysts continually screen companies and make more than 1,000 face-to-face visits around the globe each year. To accomplish this, Liberty WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

In managing the Fund, Liberty WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------

At times, Liberty WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                                                                             ___

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's Class Z shares since inception. The Fund's fiscal year runs from January 1 to December 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information is audited. This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's audited financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


Liberty Acorn Foreign Forty

                                                                                                            Inception November 23
                                                                           Year Ended                        Through December 31,
------------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                     2000                     1999                      1998

                                                               Class Z                   Class Z                   Class Z
 Net Asset Value, beginning of period                          $ 19.93                   $ 11.00                    $10.00

 Income from Investment Operations:

     Net investment loss (c)                                      (.11)                     (.02)                     (.01)

     Net realized and unrealized gain (loss) on
        investments                                              (2.53)                     8.98                      1.01
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                            (2.64)                     8.96                      1.00
------------------------------------------------------------------------------------------------------------------------------------
 Less Distributions:                                              (.04)                      ---                       ---
    Dividends from net investment income

    Distributions from net realized and unrealized
     gains reportable for federal income taxes                    (.10)                     (.03)                      ---
------------------------------------------------------------------------------------------------------------------------------------

     Total Distributions                                          (.14)                     (.03)                      ---
------------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, end of period                                $ 17.15                   $ 19.93                    $11.00
====================================================================================================================================
 Total return (d)                                               (13.35)%                    81.6%                     10.0%

 Ratios/supplemental data:

     Ratio of expenses to average net assets (a)(c)               1.33%                     1.48%                     1.73%*

     Ratio of net investment loss to average net
      assets (c)                                                  (.42)%                    (.17)%                    (.78)%*

     Portfolio turnover rate                                        79%                       60%                       90%*

     Net assets at end of period (in millions)                 $   130                   $   107                    $   16


(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Foreign Forty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.45% for the period ended December 31, 1998 and the year ended December 31, 1999.

(b) Net investment loss per share was based upon the average shares outstanding during the period.

(c) Acorn Foreign Forty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 2.70% and (1.75%), respectively, for the period ended 12/31/98 and 1.57% and (.26%), respectively, for the year ended 12/31/99.

(d)  Total return is not annualized for periods less than one year.
*  Annualized
                                                                             ___

FOR MORE INFORMATION
--------------------------------------------------------------------------------

You can get more information about the Fund's investments in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Liberty Acorn Trust (formerly Acorn Investment Trust):  811-01829
 .  Liberty Acorn Foreign Forty (formerly Acorn Foreign Forty)

--------------------------------------------------------------------------------


[LETTERHEAD OF LIBERTY FUNDS]

--------------------------------------------------------------------------------
     LIBERTY ACORN TWENTY                                Prospectus, May 1, 2001
--------------------------------------------------------------------------------

Class Z Shares

Advised by Liberty Wanger Asset Management, L.P.

Liberty Acorn Trust

Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

           Not FDIC Insured; May Lose Value; No Bank Guarantee
   -----------------------------------------------------------------------------
                               TABLE OF CONTENTS

LIBERTY ACORN TWENTY                                                           2
--------------------------------------------------------------------------------
Investment Goal..............................................................  2
Principal Investment Strategies..............................................  2
Principal Investment Risks...................................................  2
Performance History..........................................................  4
Your Expenses................................................................  6

YOUR ACCOUNT                                                                   7
--------------------------------------------------------------------------------
How to Buy Shares............................................................  7
Eligible Investors...........................................................  8
Sales Charges................................................................ 10
How to Exchange Shares....................................................... 10
How to Sell Shares........................................................... 10
Fund Policy on Trading of Fund Shares........................................ 12
Other Information About Your Account......................................... 12

MANAGING THE FUND                                                             15
--------------------------------------------------------------------------------
Investment Advisor........................................................... 15
Portfolio Manager............................................................ 15

OTHER INVESTMENT STRATEGIES AND RISKS                                         16
--------------------------------------------------------------------------------
The Information Edge......................................................... 16
Stock Strength Comes First................................................... 17
Derivative Strategies........................................................ 17
Temporary Defensive Strategies............................................... 17

FINANCIAL HIGHLIGHTS                                                          18
--------------------------------------------------------------------------------

                             Liberty Acorn Twenty

INVESTMENT GOAL
--------------------------------------------------------------------------------
Liberty Acorn Twenty seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Liberty Acorn Twenty invests primarily in the stocks of medium- to larger-sized U.S. companies. The Fund is a non-diversified fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of companies (between 20-25) with market capitalizations of $2 billion to $12 billion of the time of purchase, offering the potential to provide above average growth over time.

The Fund believes that companies within this capitalization range are not as well known by financial analysts, and may offer higher return potential than the stocks of companies with capitalizations above $12 billion.

Liberty Acorn Twenty typically looks for companies with:

 .    A strong business franchise that offers growth potential.
 .    Products and services that give the company a competitive advantage.
 .    A stock price the Fund's advisor believes is reasonable relative to the assets and earning power of the company.

Although the Fund does not buy securities with a short-term view, there is no restriction on the length of time the Fund must hold a security. To the extent the Fund buys and sells securities frequently, its transaction costs will be higher (which may adversely affect the Fund's performance) and it may realize additional capital gains.

Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Equity risk is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by

                                                                             ___
such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies and mid-capitalization companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies and mid-capitalization companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

Sector risk may sometimes be present in the Fund's investments. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times, the Fund may have a significant portion of its assets invested in a particular sector.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may concentrate issuer risk and, therefore, the Fund may have an increased risk of loss compared to a similar diversified mutual fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ___

UNDERSTANDING PERFORMANCE

Calendar year total returns show the Fund's Class Z share performance for each completed calendar year. They include the effects of Fund expenses.

Average annual total returns are measures of the Fund's performance over the past one-year and life of the Fund. They include the effects of Fund expenses.


The Fund's returns are compared to the S&P Mid Cap 400 Index. The S&P Mid Cap 400 is an unmanaged, market value-weighted index of 400 mid cap U.S. companies. Unlike the Fund, an index is not an investment, does not incur fees or expenses and is not professionally managed. It is not possible to invest directly in an index.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of broad measures of market performance for one year and life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements. If these arrangements were not in place, then performance would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  Calendar Year Total Returns

        [BAR CHART]

Year    Return
----    ------
1999    29.30%
2000    11.68%

                                      For period shown in bar chart:

                                      Best quarter:  4th quarter 1999, +14.35%
                                      Worst quarter: 3rd quarter 1999, -7.13%


The Fund's year-to-date total return through March 31, 2001 was -6.86%.

  Average Annual Total Returns-- for periods ended December 31, 2000


                                  Inception
                                    Date         1 Year      Life of the Fund

  Class Z                         11/23/98
 ------------------------------------------------------------------------------
      Return Before Taxes                        11.68%           22.99%
 ------------------------------------------------------------------------------
      Return After Taxes on
      Distributions                               8.84%           21.62%
 ------------------------------------------------------------------------------
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                                 8.15%           18.33%
 ------------------------------------------------------------------------------
  S&P Mid Cap 400                    n/a         17.51%           21.13%


                                                                             ___

UNDERSTANDING EXPENSES

Annual Fund Operating Expenses are deducted from the Fund. They include management and administration fees, and administrative costs including pricing and custody services.

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

 . $10,000 initial investment

 . 5% total return for each year

 . fund operating expenses remain the same

 . assumes reinvestment of all dividends and distributions


YOUR EXPENSES
-------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

  Shareholder Fees/(1)(2)/ (paid directly from your investment)


  Maximum sales charge (load) on purchases               None
 ---------------------------------------------------------------
  Maximum deferred sales charge (load) on
  redemptions                                            None
 ---------------------------------------------------------------
  Redemption fee (%) (as a percentage of                 None
  amount redeemed)

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)  There is a $7.50 charge for wiring sale proceeds to the transfer agent.


  Annual Fund Operating Expenses (deducted directly from Fund assets)


  Management fees/(3)/ (%)                               .90
 ---------------------------------------------------------------
  Distribution and service (12b-1) fees (%)              None
 ---------------------------------------------------------------
  Other expenses (%)                                     .43
 ---------------------------------------------------------------
  Total annual fund operating expenses (%)              1.33
 ---------------------------------------------------------------
(3) In addition to the management fee, the Fund pays the Advisor an administrative fee of .05%, which is included in "Other Expenses."


  Example Expenses (your actual costs may be higher or lower)


           1 Year            3 Years          5 Years         10 Years
            $135              $421             $729            $1,601


                                                                         ___

Your Account

HOW TO BUY SHARES
--------------------------------------------------------------------------------
If you are an Eligible Investor (described below), your shares will be bought at the next calculated price after the Fund receives your purchase request in "good form." "Good form" means that your payment has been received and your application is complete, including all necessary signatures. The Fund reserves the right to refuse a purchase order for any reason, including if the Fund believes that doing so would be in the best interest of the Fund and its shareholders.

 Outlined below are the various options for buying shares:

 Method                Instructions

 -------------------------------------------------------------------------------

 Through your          Your financial advisor can help you establish your
 financial advisor     account and buy fund shares on your behalf. Your
                       financial advisor may charge you fees for executing the purchase for you.

 -------------------------------------------------------------------------------
 By check              For new accounts, send a completed application and check
 (new account)         made payable to the Fund to the transfer agent, Liberty
                       Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-
                       1722.
 -------------------------------------------------------------------------------
 By check              For existing accounts, fill out and return the additional
 (existing account)    investment stub included in your quarterly statement, or
                       send a letter of instruction including the Fund name and
                       account number with a check made payable to the Fund to
                       Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                       02105-1722.
 -------------------------------------------------------------------------------
 By exchange           You may acquire shares by exchanging shares you own in
                       one fund for shares of the same class of shares of the
                       Fund at no additional cost. There may be an additional
                       charge if exchanging from a money market fund. To
                       exchange by telephone, call 1-800-422-3737.
 -------------------------------------------------------------------------------
 By wire               You may purchase shares by wiring money from your bank
                       account to your Fund account. To wire funds to your Fund
                       account, call 1-800-422-3737 to obtain a control number
                       and the wiring instructions.
 -------------------------------------------------------------------------------
 By electronic funds   You may purchase shares by electronically transferring
 transfer (existing    money from your bank account to your Fund account by
 account)              calling 1-800-422-3737. Electronic funds transfers may
                       take up to two business days to settle and be considered
                       in "good form." You must set up this feature prior to
                       your telephone request. Be sure to complete the
                       appropriate section of the application.
 -------------------------------------------------------------------------------
 Automatic             You can make monthly or quarterly investments
 investment plan       automatically from your bank account to your Fund
                       account. You can select a pre-authorized amount to be
                       sent via electronic funds transfer. Be sure to complete
                       the appropriate section of the application for this
                       feature.
 -------------------------------------------------------------------------------

 By dividend           You may automatically invest dividends distributed by one
 diversification       fund into the same class of shares of the Fund at no
                       additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.

 -------------------------------------------------------------------------------

                                                                             ___

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Funds, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are:

$1,000 minimum initial investment

 . any shareholder (or family member of such shareholder) who owned shares of any of the Liberty Acorn funds on September 29, 2000 (when all of the Trust's then outstanding shares were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc.;

 . any trustee of Liberty Acorn Trust, any employee of Liberty WAM, or a member of the family of the trustee or employee; and

 . any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since continued to hold shares of any funds distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

 . any client of a broker-dealer or registered investment advisor that recommends Fund shares and charges an asset-based fee;

 . any insurance company, trust company or bank, which is purchasing shares for its own account;

 .    any endowment, investment company or foundation; and

 . any client of an investment advisory affiliate of the distributor if the client meets certain criteria established by the distributor and its affiliate.

No minimum initial investment

 . any person investing all or part of the proceeds of a distribution, "roll over" or transfer of assets into a Liberty IRA from any deferred compensation plan which was a shareholder of any of the Liberty Acorn funds on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Liberty Acorn funds immediately prior to the distribution, transfer or roll over; and


 . any retirement plan with aggregate assets of at least $5 million at the time it purchases Class Z shares and which is purchasing shares directly from the distributor or through a third party broker-dealer.

                                                                             ___

If you have any questions about your eligibility to purchase Class Z shares of the Fund, please call 1-800-345-6611. If you hold Fund shares through a broker-dealer or other financial institution, your eligibility to purchase Class Z shares may differ depending on that institution's policies.

The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

                                                                             ___

CHOOSING A SHARE CLASS

The Fund offers one class of shares in this prospectus -- Class Z.

The Fund also offers three additional classes of shares - Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Fund share without any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.


If you purchase Class Z shares of the Fund through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no sales charges or limitations if you purchase shares directly from the Fund, except as described in this prospectus.

If an intermediary is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund or Class A shares of certain other funds distributed by Liberty Funds Distributor, Inc., at net asset value without a sales charge. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you determine if and when you should sell your shares.

You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated net asset value. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

                                                                              __

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

  Outlined below are the various options for selling shares:

 Method               Instructions

 ------------------------------------------------------------------------------

 Through your         You may call your financial advisor to place your sell
 financial advisor    order. To receive the current trading day's price, your
                      financial advisor firm must receive your request prior to the close of the NYSE, usually 4:00 p.m. Eastern time.

 ------------------------------------------------------------------------------

 By exchange          You or your financial advisor may sell shares by
                      exchanging from the Fund into Class Z shares or Class A shares of another fund at no additional cost. To exchange by telephone, call 1-800-422-3737.

 ------------------------------------------------------------------------------
 By telephone         You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                      Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                      period. You do not need to set up this feature in advance
                      of your call. Certain restrictions apply to retirement
                      accounts. For details, call 1-800-345-6611.
 -------------------------------------------------------------------------------

 By mail You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.

 -------------------------------------------------------------------------------

 By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

 -------------------------------------------------------------------------------

 By systematic        You may automatically sell a specified dollar amount or
 withdrawal plan      percentage of your account on a monthly, quarterly or
                      semiannual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

 -------------------------------------------------------------------------------

 By electronic        You may sell shares and request that the proceeds be
 funds transfer       electronically transferred to your bank.  Proceeds may
                      take up to two business days to be received by your bank.
                      You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

--------------------------------------------------------------------------------

                                                                            ____

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of a Fund's Class Z shares is its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the Fund (or an authorized broker-dealer, financial services company, or other agent, some of whom may charge a fee for their services). In most cases, in order to receive that day's price, the Fund must receive your order before that day's transactions are processed. If you request a transaction through an agent, that agent must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are not available, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.
                                                 --------------------

Account Fees. If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Funds' transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

Share Certificates Share certificates are not available for Class Z shares.

                                                                              __

UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

Types of Distributions

 Dividend Represents interest and dividends earned from securities held by the Fund net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
 Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

Distribution Options

Reinvest all distributions in additional shares of the Fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

 . send the check to your address of record
 . send the check to a third party address
 . transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

                                                                            ____

Tax Consequences Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

                                                                              __

Managing the Fund

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Liberty Wanger Asset Management (Liberty WAM) (formerly Wanger Asset Management, L.P. (WAM)), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment advisor. Liberty WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment advisor, Liberty WAM runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. As of December 31, 2000, Liberty WAM managed over $8.7 billion in assets.

WAM was renamed Liberty WAM on September 29, 2000 when it became a wholly owned subsidiary of Liberty Financial Companies, Inc. (Liberty), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company. On November 1, 2000, Liberty announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty. For more information about Liberty's acquisition of WAM, see the Statement of Additional Information.

Liberty WAM's advisory fee for managing the Fund in 2000 was .90% of the Fund's average daily net assets. Liberty WAM also receives an administrative fee from the Fund at the annual rate of .05% of the Fund's average daily net assets.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Liberty WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.


John H. Park

Lead portfolio manager

John Park is a vice president of Liberty Acorn Trust, and has managed Liberty Acorn Twenty since its inception in 1998. He has been a member of the domestic investment team at Liberty WAM and WAM since 1993, and was a principal of WAM from 1998 to September 29, 2000. Mr. Park is also manager of a mutual fund underlying variable insurance products. He is a CFA and earned both his BA and MBA degrees from the University of Chicago.

                                                                              __

Other Investment Strategies and Risks
--------------------------------------------------------------------------------

UNDERSTANDING THE FUND'S OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "Liberty Acorn Twenty - Principal Investment Strategies" and "Liberty Acorn Twenty - Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal.

Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

The Fund's principal investment strategies and their associated risks are described above. This section provides more detail about the Fund's investment strategies, and describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------
The Fund invests in entrepreneurially managed smaller, mid-sized and larger companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Liberty WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from those trends.

In making investments for the Fund, Liberty WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Liberty WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential          Financial Strength           Fundamental Value
------------------------------------------------------------------------------

 .   superior technology   .   low debt                .    reasonable stock
 .   innovative marketing  .   adequate working             price relative to
    managerial skill          capital                      growth potential
 .   market niche          .   conservative            .    valuable assets
 .   good earnings             accounting practices
    prospects             .   adequate profit
 .   strong demand for         margin
    product

The realization of this   A strong balance sheet       Once Liberty WAM uncovers
growth potential would    gives management greater     an attractive company, it
produce superior          flexibility to pursue        identifies a price that
performance that is       strategic objectives and is  it believes would also
sustainable over time.    essential to maintaining     to make the stock a good
                          a competitive advantage.
--------------------------------------------------------------------------------

                                                                            ____

STOCK STRENGTH COMES FIRST
--------------------------------------------------------------------------------
Liberty WAM's analysts continually screen companies and make more than 1,000 face-to-face visits around the globe each year. To accomplish this, Liberty WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

In managing the Fund, Liberty WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------

At times, Liberty WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                                                                            ____

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's Class Z shares since inception. The Fund's fiscal year runs from January 1 to December 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information is audited. This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's audited financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


Liberty Acorn Twenty

                                                                                                            Inception November 23
                                                                   Year Ended December 31,                   Through December 31,
-----------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                  2000                       1999                       1998
                                                            Class Z                     Class Z                    Class Z
 Net asset value, beginning of period                        $13.70                     $10.71                     $10.00

 Income From Investment Operations

     Net investment loss (b)                                 (.07)                       (.08)                       ---
     Net realized and unrealized gain on
        investments                                           1.59                       3.21                        .71
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                         1.52                       3.13                        .71
------------------------------------------------------------------------------------------------------------------------------------
 Less Distributions

     Dividends from net investment income                    (.01)                        ---                        ---
     Distributions from net realized and
     unrealized    gains reportable for
     federal income taxes                                    (1.08)                      (.14)                       ---
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions                                     (1.09)                      (.14)                       ---
------------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, end of period                              $14.13                     $13.70                     $10.71
====================================================================================================================================
 Total Return (d)                                            11.68%                      29.3%                      7.1%

  Ratios/Supplemental Data
     Ratio of expenses to average net assets
     (a)(c)                                                  1.34%                       1.37%                     1.41%*
     Ratio of net investment gain (loss)
     to average net assets (c)                               (.52)%                     (.62)%                      .22%*
     Portfolio turnover rate                                  116%                       101%                       173%*
     Net assets at end of period (in millions)                $67                         $68                        $34


(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Twenty ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.32% for the period ended December 31, 2000, 1.35% for the period ended December 31, 1998 and the year ended December 31, 1999.

(b) Net investment loss per share was based upon the average shares outstanding during the period.

(c) Acorn Twenty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1999. Without the reimbursement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.83% and (.21%), respectively, for the period ended 12/31/98 and 1.41% and (.66%) respectively, for the year ended 12/31/99.

(d) Total return is not annualized for periods less than one year.

*   Annualized


                                                                             ___

Notes

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Notes


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                                                                             ___

FOR MORE INFORMATION
--------------------------------------------------------------------------------

You can get more information about the Fund's investments in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Liberty Acorn Trust (formerly Acorn Investment Trust): 811-01829

 .    Liberty Acorn Twenty (formerly Acorn Twenty)

--------------------------------------------------------------------------------

[LETTERHEAD OF LIBERTY FUNDS]

-----------------------------------------------------------------------
       LIBERTY ACORN USA                      Prospectus, May 1, 2001
-----------------------------------------------------------------------


Class Z Shares

Advised by Liberty Wanger Asset Management, L.P.

Liberty Acorn Trust

Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

   -----------------------------------------------------------
   T A B L E  O F  C O N T E N T S


LIBERTY ACORN USA                                            2
--------------------------------------------------------------
Investment Goal............................................  2
Principal Investment Strategies............................  2
Principal Investment Risks.................................  2
Performance History........................................  4
Your Expenses..............................................  5

YOUR ACCOUNT                                                 6
--------------------------------------------------------------
How to Buy Shares..........................................  6
Eligible Investors.........................................  7
Sales Charges..............................................  9
How to Exchange Shares.....................................  9
How to Sell Shares.........................................  9
Fund Policy on Trading of Fund Shares...................... 11
Other Information About Your Account....................... 11

MANAGING THE FUND                                           14
--------------------------------------------------------------
Investment Advisor......................................... 14
Portfolio Manager.......................................... 14

OTHER INVESTMENT STRATEGIES AND RISKS                       15
--------------------------------------------------------------
The Information Edge....................................... 15
Stock Strength Comes First................................. 16
Derivative Strategies...................................... 16
Temporary Defensive Strategies............................. 16

FINANCIAL HIGHLIGHTS                                        17
--------------------------------------------------------------


Liberty Acorn USA

INVESTMENT GOAL
--------------------------------------------------------------------------------

Liberty Acorn USA seeks to provide long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Liberty Acorn USA invests primarily in stocks of small- and medium-sized U.S. companies. The Fund generally invests in the stocks of U.S. companies with market capitalizations of less than $2 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit.

The Fund believes that these smaller companies, which are not as well known by financial analysts, may offer higher return potential than the stocks of larger companies. Liberty Acorn USA typically looks for companies with:

 .      A strong business franchise that offers growth potential.
 .      Products and services that give the company a competitive advantage.
 .      A stock price the Fund's advisor believes is reasonable relative to the assets and earning power of the company.

The Fund generally invests substantially all of its assets in U.S. companies, and, under normal market conditions, will invest at least 65% of its assets in U.S. companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Equity risk is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

                                                                            ____

Smaller companies and mid-capitalization companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies and mid-capitalization companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

Sector risk may sometimes be present in the Fund's investments. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times, the Fund may have a significant portion of its assets invested in a particular sector.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                            ____

UNDERSTANDING PERFORMANCE

Calendar year total returns show the Fund's Class Z share performance for each completed calendar year since inception. They include the effects of Fund expenses.

Average annual total returns are measures of the Fund's performance over the past one-year, three-year and life of the Fund periods. They include the effects of Fund expenses.

The Fund's returns are compared to the Russell 2000 Index. The Russell 2000 Index is a market-weighted index of 2000 small companies formed by taking the largest 3000 companies and eliminating the largest 1000 of those companies. Unlike the Fund, an index is not an investment, does not incur fees or expenses, is not subject to taxes, and is not professionally managed. It is not possible to invest directly in an index.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of broad measures of market performance for one year, three years and life of the fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Calendar Year Total Returns

[BAR CHART APPEARS HERE]

1997          32.30%
1998           5.79%
1999          23.02%
2000          -8.99%

                                      For period shown in bar chart:
The Fund's year-to-date total         Best quarter: 4th quarter 1999,+18.93%
return through March 31, 2001         Worst quarter: 3rd quarter 1998, -19.25%
was 3.56%

Average Annual Total Returns -- for periods ended December 31, 2000

                               Inception                             Life of the
                                 Date         1 Year      3 Years        Fund
Class Z                         9/4/96
--------------------------------------------------------------------------------
  Return Before Taxes                         -8.99%       5.80%       14.93%
--------------------------------------------------------------------------------
  Return After Taxes
  on Distributions                            -9.43%       4.40%       13.68%
--------------------------------------------------------------------------------
  Return After Taxes
  on Distributions and
  Sale of Fund Shares                         -5.10%       4.47%       12.15%
--------------------------------------------------------------------------------
Russell 2000                      n/a         -3.02%       4.65%       10.30%



                                                                             ___

UNDERSTANDING EXPENSES

Annual Fund Operating Expenses are deducted from the Fund. They include management and administration fees, and administrative costs including pricing and custody services.

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

 . $10,000 initial investment

 . 5% total return for each year

 . fund operating expenses remain the same

 . assumes reinvestment of all dividends and distributions


YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

Shareholder Fees/(1)(2)/ (paid directly from your investment)


Maximum sales charge (load) on purchases               None
---------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions                                            None
---------------------------------------------------------------
Redemption fee (%) (as a percentage of                 None
amount redeemed)

(1) A $10 annual fee is deduced from accounts of less than $1,000 and paid to the transfer agent.

(2)  There is a $7.50 charge for wiring sale proceeds to the transfer agent.

Annual Fund Operating Expenses (deducted directly from Fund assets)


Management fees/(3)/ (%)                               .93
---------------------------------------------------------------
Distribution and service (12b-1) fees (%)              None
---------------------------------------------------------------
Other expenses (%)                                     .21
---------------------------------------------------------------
Total annual fund operating expenses (%)               1.14
---------------------------------------------------------------

(3) In addition to the management fee, the Fund pays the Advisor an administrative fee of .05%, which is included in "Other Expenses."

Example Expenses (your actual costs may be higher or lower)

     1 Year            3 Years          5 Years         10 Years

      $116              $362             $628            $1,386

                                                                             ___

Your Account


HOW TO BUY SHARES
--------------------------------------------------------------------------------
If you are an Eligible Investor (described below), your shares will be bought at the next calculated price after the Fund receives your purchase request in "good form." "Good form" means that your payment has been received and your application is complete, including all necessary signatures. The Fund reserves the right to refuse a purchase order for any reason, including if the Fund believes that doing so would be in the best interest of the Fund and its shareholders.

Outlined below are the various options for buying shares:

Method                Instructions

--------------------------------------------------------------------------------

Through your          Your financial advisor can help you establish your
financial advisor     account and buy fund shares on your behalf. Your financial advisor may charge you fees for executing the purchase for you.
--------------------------------------------------------------------------------
By check              For new accounts, send a completed application and check
(new account)         made payable to the Fund to the transfer agent, Liberty
                      Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-
                      1722.
--------------------------------------------------------------------------------
By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or
                      send a letter of instruction including the Fund name and
                      account number with a check made payable to the Fund to
                      Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.
--------------------------------------------------------------------------------
By exchange           You may acquire shares by exchanging shares you own in one fund for shares of the same class of shares of the Fund at no additional cost. There may be an additional charge if
                      exchanging from a money market fund. To exchange by
                      telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By wire               You may purchase shares by wiring money from your bank
                      account to your Fund account. To wire funds to your Fund
                      account, call 1-800-422-3737 to obtain a control number
                      and the wiring instructions.
--------------------------------------------------------------------------------
By electronic funds   You may purchase shares by electronically transferring
transfer (existing    money from your bank account to your Fund account by
account)              calling 1-800-422-3737. Electronic funds transfers may
                      take up to two business days to settle and be considered
                      in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate
                      section of the application.
--------------------------------------------------------------------------------
Automatic             You can make monthly or quarterly investments
investment plan       automatically from your bank account to your Fund account.
                      You can select a pre-authorized amount to be sent via
                      electronic funds transfer. Be sure to complete the
                      appropriate section of the application for this feature.
--------------------------------------------------------------------------------

By dividend           You may automatically invest dividends distributed by one
diversification       fund into the same class of shares of the Fund at no
                      additional sales charge. To invest your dividends in the
                      Fund, call 1-800-345-6611.
--------------------------------------------------------------------------------

                                                                             ___

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are:

$1,000 minimum initial investment

 .     any shareholder (or family member of such shareholder) who owned shares of any of the Liberty Acorn funds on September 29, 2000 (when all of the Trust's then outstanding shares were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc.;

 .     any trustee of Liberty Acorn Trust, any employee of Liberty WAM, or a member of the family of the trustee or employee; and

 .     any person or entity listed in the account registration for any account
      (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has continued to hold shares of any funds distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

 .     any client of a broker-dealer or registered investment advisor that recommends Fund shares and charges an asset-based fee;

 .     any insurance company, trust company or bank, which is purchasing shares for its own account;

 .     any endowment, investment company or foundation; and

 .     any client of an investment advisory affiliate of the distributor if the client meets certain criteria established by the distributor and its affiliate.

No minimum initial investment

 .     any person investing all or part of the proceeds of a distribution "roll over" or transfer of assets into a Liberty IRA from any deferred compensation plan which was a shareholder of any of the Liberty Acorn funds on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Liberty Acorn funds immediately prior to the distribution, transfer or roll over. and

 .     any retirement plan with aggregate assets of at least $5 million at the time it purchases Class Z shares and which is purchasing shares directly from the distributor or through a third party broker-dealer.

                                                                             ___

If you have any questions about your eligibility to purchase Class Z shares of the Fund, please call 1-800-345-6611. If you hold Fund shares through a broker-dealer or other financial institution, your eligibility to purchase Class Z shares may differ depending on that institution's policies.

The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

                                                                             ___

CHOOSING A SHARE CLASS

The Fund offers one class of shares in this prospectus -- Class Z.

The Fund also offers three additional classes of shares -- Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Fund share without any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.

If you purchase Class Z shares of the Fund through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no sales charges or limitations if you purchase shares directly from the Fund, except as described in this prospectus.

If an intermediary is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund or Class A shares of certain other funds distributed by Liberty Funds Distributor, Inc., at net asset value without a sales charge. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you determine if and when you should sell your shares.

You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated net asset value. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

                                                                             ___

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

Outlined below are the various options for selling shares:

Method                Instructions
--------------------------------------------------------------------------------

Through your          You may call your financial advisor to place your sell
financial advisor     order. To receive the current trading day's price, your
                      financial advisor firm must receive your request prior to the close of the NYSE, usually 4:00 p.m. Eastern time.

--------------------------------------------------------------------------------

By exchange           You or your financial advisor may sell shares by
                      exchanging from the Fund into Class Z shares or Class A
                      shares of another fund at no additional cost. To exchange
                      by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                      Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                      period. You do not need to set up this feature in advance
                      of your call. Certain restrictions apply to retirement
                      accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------

By mail You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services,
                      Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By wire               You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                      telephone request. Be sure to complete the appropriate
                      section of the account application for this feature.
--------------------------------------------------------------------------------
By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semiannual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                      available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                      reinvested. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------

By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You
                      must set up this feature prior to your request. Be sure to complete the appropriate section of the account
                      application for this feature.
--------------------------------------------------------------------------------

                                                                             ___

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of a Fund's Class Z shares is its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the Fund (or an authorized broker-dealer, financial services company, or other agent, some of whom may charge a fee for their services). In most cases, in order to receive that day's price, the Fund must receive your order before that day's transactions are processed. If you request a transaction through an agent, that agent must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are not available, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

Account Fees. If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Funds' transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

Share Certificates Share certificates are not available for Class Z shares.

                                                                             ___

UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

Types of Distributions

Dividend              Represents interest and dividends earned from securities
                      held by the Fund net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

  Distribution Options

  Reinvest all distributions in additional shares of the Fund
--------------------------------------------------------------------------------
  Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
  Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
  Receive all distributions in cash (with one of the following options):

  . send the check to your address of record
  . send the check to a third party address
  . transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

                                                                             ___

Tax Consequences Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

                                                                             ___

Managing the Fund

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Liberty Wanger Asset Management (Liberty WAM) (formerly Wanger Asset Management, L.P. (WAM)), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment advisor. Liberty WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment advisor, Liberty WAM runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. As of December 31, 2000, Liberty WAM managed over $8.7 billion in assets.


WAM was renamed Liberty WAM on September 29, 2000 when it became a wholly owned subsidiary of Liberty Financial Companies, Inc. (Liberty), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company. On November 1, 2000, Liberty announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty. For more information about Liberty's acquisition of WAM, see the Statement of Additional Information.


Liberty WAM's advisory fee for managing the Fund in 2000 was .93% of the Fund's average daily net assets. Liberty WAM also receives an administrative fee from the Fund at the annual rate of .05% of the Fund's average daily net assets.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Liberty WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.

Robert A. Mohn

Lead portfolio manager

Robert Mohn is a vice president of Liberty Acorn Trust. He has been a member of the domestic analytical team at Liberty WAM and WAM since 1992, and was a principal of WAM from 1995 to September 29, 2000. He has managed Liberty Acorn USA since its inception in 1996, and also manages a mutual fund underlying variable insurance products and the U.S. portfolio of an investment company whose shares are offered only to non-U.S. investors. He is a CFA and holds a BS from Stanford University and an MBA from the University of Chicago.

                                                                              __

Other Investment Strategies and Risks

UNDERSTANDING THE FUND'S OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "Liberty Acorn USA - Principal Investment Strategies" and "Liberty Acorn USA - Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal.

Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.


The Fund's principal investment strategies and their associated risks are described above. This section provides more detail about the Fund's investment strategies, and describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------
The Fund invests in entrepreneurially managed smaller and mid-sized companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Liberty WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from those trends.

In making investments for the Fund, Liberty WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Liberty WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential             Financial Strength        Fundamental Value
--------------------------------------------------------------------------

 .    superior technology     .    low debt             .    reasonable stock
 .    innovative marketing    .    adequate working          price relative to
 .    managerial skill             capital                   growth potential
 .    market niche            .    conservative         .    valuable assets
 .    good earnings                accounting practices
     prospects               .    adequate profit
 .    strong demand for            margin
     product

The realization of this     A strong balance sheet     Once Liberty WAM uncovers
growth potential would      gives management greater   an attractive company, it
likely produce superior     flexibility to pursue      identifies a price that
performance that is         strategic objectives and   it believes would also
sustainable over time.      is essential to            make the stock a good
                            maintaining a competitive  value.
                            advantage.

--------------------------------------------------------------------------------

                                                                             ___

STOCK STRENGTH COMES FIRST
--------------------------------------------------------------------------------
Liberty WAM's analysts continually screen companies and make more than 1,000 face-to-face visits around the globe each year. To accomplish this, Liberty WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

In managing the Fund, Liberty WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------

At times, Liberty WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                                                                             ___

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's Class Z shares since inception. The Fund's fiscal year runs from January 1 to December 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information is audited. This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's audited financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

Liberty Acorn USA




                                                                                                                     Inception
                                                                                                                    September 4
                                                                                                                      Through
                                                                      Year ended December 31,                       December 31,
-------------------------------------------------- -------------------------------------------------------------- -----------------
For a share outstanding throughout each year            2000            1999           1998           1997              1996

                                                       Class Z         Class Z        Class Z        Class Z           Class Z
 Net Asset Value, beginning of period                  $16.75          $14.80         $15.12         $11.65            $10.00

 Income From Investment Operations

     Net investment loss (b)                             (.05)            .00           (.07)          (.07)             (.02)
     Net realized and unrealized gain on
     investments                                        (1.48)           3.32            .87           3.83              1.67
------------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                       (1.53)           3.32            .80           3.76              1.65
------------------------------------------------------------------------------------------------------------------------------------
  Less distributions                                     (.00)            ---            ---            ---               ---
     Dividends from net investment income
     Distributions from net realized and
     unrealized gains reportable for
      federal income taxes                               (.32)          (1.37)         (1.12)          (.29)              ---
------------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                     (.32)          (1.37)         (1.12)          (.29)              ---
------------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, end of period                        $14.90          $16.75         $14.80         $15.12            $11.65
====================================================================================================================================
 Total Return (c)                                       (8.99)%          23.0%          5.8%           32.3%             16.5%

 Ratios/Supplemental Data
     Ratio of expenses to average net assets
     (a)                                                 1.15%           1.15%         1.20%           1.35%             1.85%/*/
     Ratio of net investment gain (loss) to
     average net assets                                  (.32)%           .00%         (.42)%          (.49)%            (.99)%/*/
     Portfolio turnover rate                               45%             49%           42%             33%               20%/*/
     Net assets at end of period (in millions)         $  222          $  371         $ 281           $ 185             $  53


(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn USA ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.79% for the year ended December 31, 1996.

(b) Net investment loss per share was based upon the average shares outstanding during each period.

(c)  Total return is not annualized for periods less than one year.

/*/ Annualized

                                                                             ___

Notes


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                                                                              __
                                                                              19

FOR MORE INFORMATION
--------------------------------------------------------------------------------

You can get more information about the Fund's investments in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Liberty Acorn Trust (formerly Acorn Investment Trust): 811-01829

 .        Liberty Acorn USA (formerly Acorn USA)

--------------------------------------------------------------------------------

LIBERTY FUNDS
Liberty Funds Distributor, Inc. (c) 2001
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com

------------------------------------------------------------------------
   LIBERTY ACORN INTERNATIONAL                  Prospectus, May 1, 2001
------------------------------------------------------------------------


Class Z Shares

Advised by Liberty Wanger Asset Management, L.P.

Liberty Acorn Trust

Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


    Not FDIC Insured; May Lose Value; No Bank Guarantee
    ------------------------------------------------------------
    T A B L E  O F  C O N T E N T S

LIBERTY ACORN INTERNATIONAL                                  2
--------------------------------------------------------------
Investment Goal............................................  2
Principal Investment Strategies............................  2
Principal Investment Risks.................................  2
Performance History........................................  5
Your Expenses..............................................  7

YOUR ACCOUNT                                                 8
--------------------------------------------------------------
How to Buy Shares..........................................  8
Eligible Investors.........................................  9
Sales Charges.............................................. 11
How to Exchange Shares..................................... 11
How to Sell Shares......................................... 11
Fund Policy on Trading of Fund Shares...................... 13
Other Information About Your Account....................... 13

MANAGING THE FUND                                           16
--------------------------------------------------------------
Investment Advisor......................................... 16
Portfolio Managers......................................... 16

OTHER INVESTMENT STRATEGIES AND RISKS                       17
--------------------------------------------------------------
The Information Edge....................................... 17
Stock Strength Comes First................................. 18
Derivative Strategies...................................... 18
Temporary Defensive Strategies............................. 18
--------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                        19

Liberty Acorn International

INVESTMENT GOAL
--------------------------------------------------------------------------------
Liberty Acorn International seeks to provide long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Liberty Acorn International invests primarily in stocks of non-U.S. small- and medium-sized companies. The Fund generally invests in the stocks of companies based outside the U.S. with market capitalizations of less than $5 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit.

The Fund believes that smaller companies - particularly outside the U.S. - that are not as well known by financial analysts may offer higher return potential than the stocks of larger companies.

Liberty Acorn International typically looks for companies with:

 .    A strong business franchise that offers growth potential.
 .    Products and services that give the company a competitive advantage.
 .    A stock price the Fund's advisor believes is reasonable relative to the assets and earning power of the company.

Liberty Acorn International is an international fund and invests the majority (under normal market conditions, at least 75%) of its total assets in the stocks of foreign companies based in developed markets (for example, Japan, Canada and United Kingdom) and emerging markets (for example, Mexico, Brazil and Korea).

Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

                                                                             ___

Equity risk is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies and mid-capitalization companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies and mid-capitalization companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

Emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. Their securities markets may be underdeveloped. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

                                                                             ___

Sector risk may sometimes be present in the Fund's investments. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times, the Fund may have a significant portion of its assets invested in a particular sector.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ___

UNDERSTANDING PERFORMANCE

Calendar year total returns show the Fund's Class Z share performance for each completed calendar year. They include the effects of Fund expenses.

Average annual total returns are measures of the Fund's performance over the past one-year, five-year and life of the Fund periods. They include the effects of Fund expenses.

Morgan Stanley's Europe, Australasia and Far East Index (EAFE) is an unmanaged index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada. EMI World ex-U.S. is Salomon Smith Barney's index of the bottom 20% of institutionally investable capital of countries, selected by Salomon and excluding the U.S. The EMI Global ex-U.S. is Salomon Smith Barney's index of the bottom 20% of institutionally investable capital of developed and emerging countries as selected by Salomon, excluding the U.S. The EMI Global ex-U.S. is rebalanced once a year in June. Beginning in 2001, the Fund's broad-based securities market index was changed from the EMI World ex-U.S. to the EMI Global ex-U.S., which has a component of emerging countries. The advisor believes the EMI Global ex-U.S. index better aligns with how the Fund invests. Unlike the Fund, indices are not investments, do not incur fees or expenses, are not subject to taxes, and are not professionally managed. It is not possible to invest directly in an index.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of broad measures of market performance for one year, five years and life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Calendar Year Total Returns/(1)/

       [BAR CHART]


        Year            Return
        ----            ------
        1993            49.11%
        1994            -3.80%
        1995             8.93%
        1996            20.65%
        1997             0.19%
        1998            15.43%
        1999            79.19%
        2000           -20.02%



The Fund's year-to-date total return through March 31, 2001 was -12.33%.

                                     For period shown in bar chart:

                                     Best quarter: 4th quarter 1999, +41.63%
                                     Worst quarter:  3rd quarter 1998, -16.05%

                                                                             ___

  Average Annual Total Returns-- for periods ended December 31, 2000/(1)/

                            Inception                                      Life of the
                              Date            1 Year       5 Years /(1)/         Fund
Class Z                      9/23/92
----------------------------------------------------------------------------------------
     Return Before Taxes                     -20.02%          14.87%          15.69%
----------------------------------------------------------------------------------------
     Return After Taxes
     on Distributions                        -22.97%          13.08%          14.57%
----------------------------------------------------------------------------------------
     Return After Taxes
     on Distributions and
     Sale of Fund Shares                      -9.72%          12.10%          13.37%
----------------------------------------------------------------------------------------
EAFE                           n/a           -14.17%           7.13%           9.73%
----------------------------------------------------------------------------------------
EMI (World ex-U.S.)            n/a           -10.31%           3.83%           6.87%
----------------------------------------------------------------------------------------
EMI (Global ex-U.S.)           n/a           -12.58%           6.00%           5.96%

(1) The Fund's performance in 1999 was achieved during a period of unusual market conditions.

                                                                             ___

UNDERSTANDING EXPENSES

Annual Fund Operating Expenses are deducted from the Fund. They include management and administration fees, and administrative costs including pricing and custody services.

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

 . $10,000 initial investment

 . 5% total return for each year

 . fund operating expenses remain the same

 . assumes reinvestment of all dividends and distributions


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

  Shareholder Fees/(1)(2)/ (paid directly from your investment)


Maximum sales charge (load) on purchases               None
--------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions                                            None
--------------------------------------------------------------
Redemption fee (%) (as a percentage of                 None
amount redeemed)

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)  There is a $7.50 charge for wiring sale proceeds to the transfer agent.


  Annual Fund Operating Expenses (deducted directly from Fund assets)


Management fees/(3)/ (%)                               .79
--------------------------------------------------------------
Distribution and service (12b-1) fees (%)              None
--------------------------------------------------------------
Other expenses (%)                                     .27
--------------------------------------------------------------
Total annual fund operating expenses (%)               1.06
--------------------------------------------------------------


(3) In addition to the management fee, the Fund pays the Advisor an administrative fee of .05%, which is included in "Other Expenses."

  Example Expenses (your actual costs may be higher or lower)

     1 Year            3 Years          5 Years         10 Years
      $108              $337             $585            $1,294

                                                                             ___

Your Account


HOW TO BUY SHARES
--------------------------------------------------------------------------------
If you are an Eligible Investor (described below), your shares will be bought at the next calculated price after the Fund receives your purchase request in "good form." "Good form" means that your payment has been received and your application is complete, including all necessary signatures. The Fund reserves the right to refuse a purchase order for any reason, including if the Fund believes that doing so would be in the best interest of the Fund and its shareholders.

--------------------------------------------------------------------------------
Outlined below are the various options for buying shares:
--------------------------------------------------------------------------------

Method                Instructions
--------------------------------------------------------------------------------

Through your          Your financial advisor can help you establish your account
financial advisor     and buy fund shares on your behalf. Your financial advisor may charge you fees for executing the purchase for you.

--------------------------------------------------------------------------------
By check              For new accounts, send a completed application and check
(new account)         made payable to the Fund to the transfer agent, Liberty
                      Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-
                      1722.
--------------------------------------------------------------------------------
By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or
                      send a letter of instruction including the Fund name and
                      account number with a check made payable to the Fund to
                      Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.
--------------------------------------------------------------------------------
By exchange           You may acquire shares by exchanging shares you
                      own in one fund for shares of the same class of shares of
                      the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By wire               You may purchase shares by wiring money from your
                      bank account to your Fund account. To wire funds to your
                      Fund account, call 1-800-422-3737 to obtain a control
                      number and the wiring instructions.
--------------------------------------------------------------------------------
By electronic funds   You may purchase shares by electronically transferring
transfer (existing    money from your bank account to your Fund account by
account)              calling 1-800-422-3737. Electronic funds transfers may
                      take up to two business days to settle and be considered
                      in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate
                      section of the application.
--------------------------------------------------------------------------------
Automatic             You can make monthly or quarterly investments
investment plan       automatically from your bank account to your Fund account.
                      You can select a pre-authorized amount to be sent via
                      electronic funds transfer. Be sure to complete the
                      appropriate section of the application for this feature.
--------------------------------------------------------------------------------

By dividend           You may automatically invest dividends distributed by one
diversification       fund into the same class of shares of the Fund at no
                      additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.

--------------------------------------------------------------------------------

                                                                             ___

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Funds, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are:

$1,000 minimum initial investment

 .      any shareholder (or family member of such shareholder) who owned shares of any of the Liberty Acorn funds on September 29, 2000 (when all of the Trust's then outstanding shares were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc.;

 .      any trustee of Liberty Acorn Trust, any employee of Liberty WAM, or a member of the family of the trustee or employee; and

 .      any person or entity listed in the account registration for any account
       (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since continued to hold shares of any funds distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

 .      any client of a broker-dealer or registered investment advisor that recommends Fund shares and charges an asset-based fee;

 .      any insurance company, trust company or bank, which is purchasing shares for its own account;

 .      any endowment, investment company or foundation; and

 .      any client of an investment advisory affiliate of the distributor if the client meets certain criteria established by the distributor and its affiliate.

No minimum initial investment

 .      any person investing all or part of the proceeds of a distribution, "roll over" or transfer of assets into a Liberty IRA from any deferred compensation plan which was a shareholder of any of the Liberty Acorn funds on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Liberty Acorn funds immediately prior to the distribution, transfer or roll over; and


 .      any retirement plan with aggregate assets of at least $5 million at the time it purchases Class Z shares and which is purchasing shares directly from the distributor or through a third party broker-dealer.

                                                                             ___

If you have any questions about your eligibility to purchase Class Z shares of the Fund, please call 1-800-345-6611. If you hold Fund shares through a broker-dealer or other financial institution, your eligibility to purchase Class Z shares may differ depending on that institution's policies.

The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

                                                                             ___

CHOOSING A SHARE CLASS

The Fund offers one class of shares in this prospectus -- Class Z.

The Fund also offers three additional classes of shares - Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

SALES CHARGES

--------------------------------------------------------------------------------

Your purchases of Class Z shares are at net asset value, which is the value of a Fund share without any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.

If you purchase Class Z shares of the Fund through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no sales charges or limitations if you purchase shares directly from the Fund, except as described in this prospectus.

If an intermediary is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund or Class A shares of certain other funds distributed by Liberty Funds Distributor, Inc., at net asset value without a sales charge. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you determine if and when you should sell your shares.


You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated net asset value. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

                                                                             ___

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

--------------------------------------------------------------------------------
Outlined below are the various options for selling shares:
--------------------------------------------------------------------------------

Method                Instructions
--------------------------------------------------------------------------------

Through your          You may call your financial advisor to place your sell
financial advisor     order. To receive the current trading day's price, your
                      financial advisor firm must receive your request prior to the close of the NYSE, usually 4:00 p.m. Eastern time.

--------------------------------------------------------------------------------

By exchange           You or your financial advisor may sell shares by
                      exchanging from the Fund into Class Z shares or Class A shares of another fund at no additional cost. To exchange by telephone, call 1-800-422-3737.

--------------------------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                      Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                      period. You do not need to set up this feature in advance
                      of your call. Certain restrictions apply to retirement
                      accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------
By mail               You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-
                      6611.

                      Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------

By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

--------------------------------------------------------------------------------

By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semiannual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

--------------------------------------------------------------------------------

By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

--------------------------------------------------------------------------------

                                                                             ___

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of a Fund's Class Z shares is its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the Fund (or an authorized broker-dealer, financial services company, or other agent, some of whom may charge a fee for their services). In most cases, in order to receive that day's price, the Fund must receive your order before that day's transactions are processed. If you request a transaction through an agent, that agent must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund may hold securities that are traded on foreign exchanges, the value of these securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are not available, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.



Account Fees. If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Funds' transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

                                                                             ___

UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

Share Certificates Share certificates are not available for Class Z shares.

Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:


Types of Distributions

Dividend              Represents interest and dividends earned from securities
                      held by the Fund net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.



If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


Distribution Options

Reinvest all distributions in additional shares of the Fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

 . send the check to your address of record
 . send the check to a third party address
 . transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

                                                                             ___

Tax Consequences Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

Foreign Income Taxes The Fund may receive investment income from sources within foreign countries, and that income may be subject to foreign income taxes at the source. If the Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.


                                                                            ____

Managing the Fund

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Liberty Wanger Asset Management (Liberty WAM) (formerly Wanger Asset Management, L.P. (WAM)), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment advisor. Liberty WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment advisor, Liberty WAM runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. As of December 31, 2000, Liberty WAM managed over $8.7 billion in assets.



WAM was renamed Liberty WAM on September 29, 2000 when it became a wholly owned subsidiary of Liberty Financial Companies, Inc. (Liberty), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company. On November 1, 2000, Liberty announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty. For more information about Liberty's acquisition of WAM, see the Statement of Additional Information.



Liberty WAM's advisory fee for managing the Fund in 2000 was .79% of the Fund's average daily net assets. Liberty WAM also receives an administrative fee from the Fund at the annual rate of .05% of the Fund's average daily net assets.



PORTFOLIO MANAGERS

--------------------------------------------------------------------------------
Liberty WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.

Leah J. Zell

Lead portfolio manager

Leah Zell is a vice president of Liberty Acorn Trust, and was a principal of WAM before its acquisition by Liberty. She has managed Liberty Acorn International since its inception in 1992, and was named lead portfolio manager in 1997. She has worked with Liberty Acorn Fund's international securities since 1984. Ms. Zell also manages the foreign portfolio of an investment company whose shares are offered only to non-U.S. investors. She is a CFA and earned her BA and PhD from Harvard University.



                                                                            ____

Other Investment Strategies and Risks

UNDERSTANDING THE FUND'S OTHER iNVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "Liberty Acorn International - Principal Investment Strategies" and "Liberty Acorn International - Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal.

Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

The Fund's principal investment strategies and their associated risks are described above. This section provides more detail about the Fund's investment strategies, and describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------
The Fund invests in entrepreneurially managed smaller, mid-sized and larger companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Liberty WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from those trends.

In making investments for the Fund, Liberty WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Liberty WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential               Financial Strength          Fundamental Value
------------------------------ --------------------------- ---------------------
 .  superior technology         .  low debt                          .  reasonable stock
 .  innovative marketing        .  adequate working                     price relative to
 .  managerial skill               capital                              growth potential
 .  market niche                .  conservative                      .  valuable assets
 .  good earnings                  accounting practices
   prospects                   .  adequate profit
 .  strong demand for              margin
   product

   The realization of this        A strong balance sheet gives         Once Liberty WAM uncovers
   growth potential would         management greater flexibility       an attractive company, it
   likely produce superior        to pursue strategic objectives       identifies a price that it
   performance that is sus-       and is essential to maintaining      believes would also make
   tainable over time.            a competitive advantage.             the stock a good value.






                                                                            ____

STOCK STRENGTH COMES FIRST
--------------------------------------------------------------------------------
Liberty WAM's analysts continually screen companies and make more than 1,000 face-to-face visits around the globe each year. To accomplish this, Liberty WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

In managing the Fund, Liberty WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). Occasionally, however, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------

At times, Liberty WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                                                                            ____

    Financial Highlights

    The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years. The Fund's fiscal year runs from January 1 to December 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information is audited. This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's audited financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

Liberty Acorn International

For a share outstanding throughout each year              2000           1999        1998         1997         1996
------------------------------------------------------------------------------------------------------------------------
                                                        Class Z         Class Z     Class Z     Class Z      Class Z
 Net Asset Value, beginning of year                      $35.33         $20.82      $18.39       $19.61       $16.59

 Income From Investment Operations

     Net investment income                                  .01            .83         .17          .40          .13
     Net realized and unrealized gain (loss)
     on investments                                       (6.73)         15.45        2.68         (.34)        3.29
------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                     (6.72)         16.28        2.85          .06         3.42

 Less distributions

     Dividends from net investment income                  (.66)          (.22)       (.15)        (.38)        (.12)
     Distributions from net realized and
     unrealized gains reportable for
     federal income taxes                                 (4.10)         (1.55)       (.27)        (.90)        (.28)
------------------------------------------------------------------------------------------------------------------------
     Total distributions                                  (4.76)         (1.77)       (.42)       (1.28)        (.40)
------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, end of year                            $23.85         $35.33      $20.82       $18.39       $19.61
========================================================================================================================
 Total Return                                            (20.02)%         79.2%       15.4%         0.2%        20.7%

 Ratios/Supplemental Data

     Ratio of expenses to average net assets               1.05%          1.11%       1.12%        1.19%        1.17%
     Ratio of net investment income to
     average net assets                                     .02%           .12%        .86%         .58%         .51%
     Portfolio turnover rate                                 63%            46%         37%          39%          34%
     Net assets at end of period (in millions)           $2,459         $2,868      $1,725       $1,623       $1,773

FOR MORE INFORMATION
--------------------------------------------------------------------------------

You can get more information about the Fund's investments in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Liberty Acorn Trust (formerly Acorn Investment Trust): 811-01829

 .   Liberty Acorn International (formerly Acorn International)

                        [LETTERHEAD OF LIBERTY FUNDS]

------------------------------------------------------------------------
  LIBERTY ACORN TRUST                            Prospectus, May 1, 2001
------------------------------------------------------------------------

 . LIBERTY ACORN FUND
 . LIBERTY ACORN INTERNATIONAL
 . LIBERTY ACORN USA
 . LIBERTY ACORN TWENTY
 . LIBERTY ACORN FOREIGN FORTY

Class Z Shares

Advised by Liberty Wanger Asset Management, L.P.

Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured; May Lose Value; No Bank Guarantee

        -------------------------------
        T A B L E  O F  C O N T E N T S

LIBERTY ACORN FUND                                           2
--------------------------------------------------------------
Investment Goal.........................................     2
Principal Investment Strategies.........................     2
Principal Investment Risks..............................     2
Performance History.....................................     5
Your Expenses...........................................     6

LIBERTY ACORN INTERNATIONAL                                  7
--------------------------------------------------------------
Investment Goal.........................................     7
Principal Investment Strategies.........................     7
Principal Investment Risks..............................     7
Performance History.....................................     9
Your Expenses...........................................    10

LIBERTY ACORN USA                                           11
--------------------------------------------------------------
Investment Goal.........................................    11
Principal Investment Strategies.........................    11
Principal Investment Risks..............................    11
Performance History.....................................    13
Your Expenses...........................................    14

LIBERTY ACORN TWENTY                                        15
--------------------------------------------------------------
Investment Goal.........................................    15
Principal Investment Strategies.........................    15
Principal Investment Risks..............................    15
Performance History.....................................    17
Your Expenses...........................................    18

LIBERTY ACORN FOREIGN FORTY                                 19
--------------------------------------------------------------
Investment Goal.........................................    19
Principal Investment Strategies.........................    19
Principal Investment Risks..............................    19
Performance History.....................................    22
Your Expenses...........................................    23

YOUR ACCOUNT                                                24
--------------------------------------------------------------
How to Buy Shares.......................................    24
Eligible Investors......................................    25
Sales Charges...........................................    27
How to Exchange Shares..................................    27
How to Sell Shares......................................    27
Fund Policy on Trading of Fund Shares...................    29
Other Information About Your Account....................    30

MANAGING THE FUNDS                                          33
--------------------------------------------------------------
Investment Advisor......................................    33
Portfolio Managers......................................    33

OTHER INVESTMENT STRATEGIES AND RISKS                       36
--------------------------------------------------------------
The Information Edge....................................    36
Stock Strength Comes First..............................    37
Derivative Strategies...................................    37
Temporary Defensive Strategies..........................    37

FINANCIAL HIGHLIGHTS                                        38
--------------------------------------------------------------

Liberty Acorn Fund

INVESTMENT GOAL
--------------------------------------------------------------------------------
Liberty Acorn Fund seeks to provide long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Liberty Acorn Fund invests primarily in the stocks of small- and medium-sized companies. The Fund generally invests in the stocks of companies with market capitalizations of less than $2 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit.

The Fund believes that these smaller companies, which are not as well known by financial analysts, may offer higher return potential than the stocks of larger companies.

Liberty Acorn Fund typically looks for companies with:

 .    A strong business franchise that offers growth potential.
 .    Products and services that give a company a competitive advantage.
 .    A stock price the Fund's advisor believes is reasonable relative to the assets and earning power of the company.

Liberty Acorn Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its assets in companies outside the U.S. in developed markets (for example, Japan, Canada and United Kingdom) and emerging markets (for example, Mexico, Brazil and Korea).

Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

                                                                             ___

Equity risk is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies and mid-capitalization companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies and mid-capitalization companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

Emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. Their securities markets may be underdeveloped. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

                                                                             ___

Sector risk may sometimes be present in the Fund's investments. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a significant portion of its assets invested in a particular sector.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ___

UNDERSTANDING PERFORMANCE

Calendar year total returns show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

Average annual total returns are a measure of the Fund's performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.

The Fund's returns are compared to the S&P 500 Index and the Russell 2000 Index. The S&P 500 Index is a broad market-weighted average of large U.S. blue-chip companies. The Russell 2000 Index is a market-weighted index of 2000 small companies formed by taking the largest 3000 companies and eliminating the largest 1000 of those companies. Unlike the Fund, indices are not investments, do not incur fees or expenses, are not subject to taxes, and are not professionally managed. It is not possible to invest directly in an index.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  Calendar-Year Total Returns (Class Z)

          [BAR CHART]

        Year    Return
        ----    ------
        1991    47.35%
        1992    24.23%
        1993    32.32%
        1994    -7.45%
        1995    20.80%
        1996    22.55%
        1997    24.98%
        1998     6.02%
        1999    33.38%
        2000    10.06%


                                    For period shown in bar chart:

                                    Best quarter:   4th quarter 1999, +21.94%
                                    Worst quarter:  3rd quarter 1998, +19.51%



The Fund's year-to-date total return through March 31, 2001 was -5.17%.

Average Annual Total Returns-- for periods ended December 31, 2000

                                             Inception
                                               Date        1 Year       5 Years      10 Years
----------------------------------------------------------------------------------------------
Class Z                                       6/10/70
----------------------------------------------------------------------------------------------
   Return Before Taxes                           -         10.06%        18.97%       20.50%
----------------------------------------------------------------------------------------------
   Return After Taxes on Distributions           -          6.24%        15.70%       17.95%
----------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and       -
   Sale of Fund Shares                                      8.90%        15.00%       17.05%
----------------------------------------------------------------------------------------------
S&P 500                                         n/a        -9.10%        18.33%       17.46%
----------------------------------------------------------------------------------------------
Russell 2000                                    n/a        -3.02%        10.31%       15.53%

                                                                             ___

UNDERSTANDING EXPENSES

Annual Fund Operating Expenses are deducted from the Fund. They include management and administration fees, and administrative costs including pricing and custody services.

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

 . $10,000 initial investment

 . 5% total return for each year

 . Fund operating expenses remain the same

 . Assumes reinvestment of all dividends and distributions


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

Shareholder Fees/(1)(2)/ (paid directly from your investment)


Maximum sales charge (load) on purchases               None
--------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions                                            None
--------------------------------------------------------------
Redemption fee (%) (as a percentage of                 None
amount redeemed)

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)  There is a $7.50 charge for wiring sale proceeds to the transfer agent.

Annual Fund Operating Expenses (deducted directly from Fund assets)


Management fees/(3)/ (%)                               .68
--------------------------------------------------------------
Distribution and service (12b-1) fees (%)              None
--------------------------------------------------------------
Other expenses (%)                                     .15
--------------------------------------------------------------
Total annual fund operating expenses (%)               .83
--------------------------------------------------------------



(3) In addition to the management fee, the Fund pays the Advisor an administrative fee of .05%, which is included in "Other Expenses."

Example Expenses (your actual costs may be higher or lower)

     1 Year            3 Years          5 Years         10 Years

       $85              $265             $480            $1,025

                                                                             ___

Liberty Acorn International

INVESTMENT GOAL
--------------------------------------------------------------------------------
Liberty Acorn International seeks to provide long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Liberty Acorn International invests primarily in stocks of non-U.S. small- and medium-sized companies. The Fund generally invests in the stocks of companies based outside the U.S. with market capitalizations of less than $5 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit.

The Fund believes that smaller companies -- particularly outside the U.S. -- that are not as well known by financial analysts may offer higher return potential than the stocks of larger companies.

Liberty Acorn International typically looks for companies with:

 .    A strong business franchise that offers growth potential.
 .    Products and services that give a company a competitive advantage.
 .    A stock price the Fund's advisor believes is reasonable relative to the assets and earning power of the company.

Liberty Acorn International is an international fund and invests the majority (under normal market conditions, at least 75%) of its total assets in the stocks of foreign companies based in developed markets (for example, Japan, Canada and the United Kingdom) and emerging markets (for example, Mexico, Brazil and Korea).

Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Equity risk is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended

                                                                             ___
period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies and mid-capitalization companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies and mid-capitalization companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

Emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. Their securities markets may be underdeveloped. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Sector risk may sometimes be present in the Fund's investments. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a significant portion of its assets invested in a particular sector.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ___

UNDERSTANDING PERFORMANCE

Calendar year total returns show the Fund's Class Z share performance for each completed calendar year since it commenced operations. They include the effects of Fund expenses.

Average annual total returns are a measure of the Fund's performance over the past one-year, five-year and life of the Fund periods. They include the effects of Fund expenses.

Morgan Stanley's Europe, Australasia and Far East Index (EAFE) is an unmanaged index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada. EMI World ex-U.S. is Salomon Smith Barney's index of the bottom 20% of institutionally investable capital of countries, selected by Salomon and excluding the U.S. The EMI Global ex-U.S. is Salomon Smith Barney's index of the bottom 20% of institutionally investable capital of developed and emerging countries as selected by Salomon, excluding the U.S. The EMI Global ex-U.S. is rebalanced once a year in June. Beginning in 2001, the Fund's broad-based securities market index was changed from the EMI World ex-U.S. to the EMI Global ex-U.S., which has a component of emerging countries. The advisor believes the EMI Global ex-U.S. index better aligns with how the Fund invests. Unlike the Fund, indices are not investments, do not incur fees or expenses, are not subject to taxes, and are not professionally managed. It is not possible to invest directly in an index.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of broad measures of market performance for one year, five years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  Calendar Year Total Returns (Class Z)/(1)/


               [BAR CHART]
            Year        Return
            ----        ------
            1993        49.11%
            1994        -3.80%
            1995         8.93%
            1996        20.65%
            1997         0.19%
            1998        15.43%
            1999        79.19%
            2000       -20.02%




                                       For period shown in bar chart:

                                       Best quarter:  4th quarter 1999, +41.63%
                                       Worst quarter: 3rd quarter 1998, -16.05%




The Fund's year-to-date total return through March 31, 2001, was -12.33%.

  Average Annual Total Returns-- for periods ended December 31, 2000/(1)/

                                             Inception                               Life of
                                               Date         1 Year     5 Years/(1)/  the Fund
-----------------------------------------------------------------------------------------------
Class Z                                       9/23/92
-----------------------------------------------------------------------------------------------
   Return Before Taxes                                     -20.02%       14.87%       15.69%
-----------------------------------------------------------------------------------------------
   Return After Taxes on Distributions                     -22.97%       13.08%       14.57%
-----------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and
   Sale of Fund Shares                                      -9.72%       12.10%       13.37%
-----------------------------------------------------------------------------------------------
EAFE                                            n/a        -14.17%        7.13%        9.73%
-----------------------------------------------------------------------------------------------
EMI (World ex-U.S.)                                        -10.31%        3.83%        6.87%
-----------------------------------------------------------------------------------------------
EMI (Global ex-U.S.)                            n/a        -12.58%        6.00%        5.96%

(1) The Fund's performance in 1999 was achieved during a period of unusual market conditions.

                                                                             ___

UNDERSTANDING EXPENSES

Annual Fund Operating Expenses are deducted from the Fund. They include management and administration fees, and administrative costs including pricing and custody services.

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

 . $10,000 initial investment

 . 5% total return for each year

 . Fund operating expenses remain the same

 . Assumes reinvestment of all dividends and distributions


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


 Shareholder Fees/(1)(2)/ (paid directly from your investment)


 Maximum sales charge (load) on purchases               None
-------------------------------------------------------------
 Maximum deferred sales charge (load) on
 redemptions                                            None
-------------------------------------------------------------
 Redemption fee (%) (as a percentage of                 None
 amount redeemed)


(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) There is a $7.50 charge for wiring sale proceeds to the transfer agent.


 Annual Fund Operating Expenses (deducted directly from Fund assets)


 Management fees/(3)/ (%)                              .79
--------------------------------------------------------------
 Distribution and service (12b-1) fees (%)             None
--------------------------------------------------------------
 Other expenses (%)                                    .27
--------------------------------------------------------------
 Total annual fund operating expenses (%)             1.06
--------------------------------------------------------------
(3) In addition to the management fee, the Fund pays the Advisor an administrative fee of .05%, which is included in "Other Expenses."

 Example Expenses (your actual costs may be higher or lower)

     1 Year            3 Years          5 Years         10 Years

      $108              $337             $585            $1,294

                                                                             ___

Liberty Acorn USA

INVESTMENT GOAL
--------------------------------------------------------------------------------
Liberty Acorn USA seeks to provide long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Liberty Acorn USA invests primarily in stocks of small- and medium-sized U.S. companies. The Fund generally invests in the stocks of U.S. companies with market capitalizations of less than $2 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit.

The Fund believes that these smaller companies, which are not as well known by financial analysts, may offer higher return potential than the stocks of larger companies.

Liberty Acorn USA typically looks for companies with:

 .        A strong business franchise that offers growth potential.
 .        Products and services that give a company a competitive advantage.
 .        A stock price the Fund's advisor believes is reasonable relative to the assets and earning power of the company.

The Fund generally invests substantially all of its assets in U.S. companies and, under normal market conditions, will invest at least 65% of its assets in U.S. companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Equity risk is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result

                                                                             ___
from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies and mid-capitalization companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies and mid-capitalization companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

Sector risk may sometimes be present in the Fund's investments. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a significant portion of its assets invested in a particular sector.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ___

UNDERSTANDING PERFORMANCE


Calendar year total returns show the Fund's Class Z share performance for each completed calendar year since it commenced operations. They include the effects of Fund expenses.

Average annual total returns are a measure of the Fund's performance over the past one-year, three-year and life of the Fund periods. They include the effects of Fund expenses.

The Fund's returns are compared to the Russell 2000 Index. The Russell 2000 Index is a market-weighted index, with dividends reinvested, of 2000 small companies formed by taking the largest 3000 companies and eliminating the largest 1000 of those companies. Unlike the Fund, an index is not an investment, does not incur fees or expenses, is not subject to taxes, and is not professionally managed. It is not possible to invest directly in an index.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for one year, three years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


  Calendar Year Total Returns


             [BAR CHART]
          Year      Return
          ----      ------
          1997       32.30%
          1998        5.79%
          1999       23.02%
          2000       -8.99%



                                      For period shown in bar chart:

                                       Best quarter: 4th quarter 1999, +18.93%
                                      Worst quarter: 3rd quarter 1998, -19.25%



The Fund's year-to-date total return through March 31, 2001 was 3.56%.


  Average Annual Total Returns-- for periods ended December 31, 2000

                                             Inception                               Life of
                                               Date        1 Year       3 Years      the Fund
-----------------------------------------------------------------------------------------------
Class Z                                       9/4/96
-----------------------------------------------------------------------------------------------
   Return Before Taxes                                     -8.99%        5.80%        14.93%
-----------------------------------------------------------------------------------------------
   Return After Taxes on Distributions                     -9.43%        4.40%        13.68%
-----------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and
   Sale of Fund Shares                                     -5.10%        4.47%        12.15%
-----------------------------------------------------------------------------------------------
Russell 2000                                    n/a        -3.02%        4.65%        10.30%

                                                                             ___

UNDERSTANDING EXPENSES

Annual Fund Operating Expenses are deducted from the Fund. They include management and administration fees, and administrative costs including pricing and custody services.

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

 . $10,000 initial investment

 . 5% total return for each year

 . Fund operating expenses remain the same

 . Assumes reinvestment of all dividends and distributions

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


  Shareholder Fees/(1)(2)/ (paid directly from your investment)

 Maximum sales charge (load) on purchases               None
--------------------------------------------------------------
 Maximum deferred sales charge (load) on
 redemptions                                            None
--------------------------------------------------------------
 Redemption fee (%) (as a percentage of                 None
 amount redeemed, if applicable)


(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) There is a $7.50 charge for wiring sale proceeds to the transfer agent.



  Annual Fund Operating Expenses (deducted directly from Fund assets)

 Management fees/(3)/ (%)                                .93
--------------------------------------------------------------
 Distribution and service (12b-1) fees (%)              None
--------------------------------------------------------------
 Other expenses (%)                                      .21
--------------------------------------------------------------
 Total annual fund operating expenses (%)               1.14
--------------------------------------------------------------
(3) In addition to the management fee, the Fund pays the Advisor an administrative fee of .05%, which is included in "Other Expenses."


  Example Expenses (your actual costs may be higher or lower)

     1 Year            3 Years          5 Years         10 Years

      $116              $362             $628            $1,386

                                                                             ___

Liberty Acorn Twenty

INVESTMENT GOAL
--------------------------------------------------------------------------------
Liberty Acorn Twenty seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Liberty Acorn Twenty invests primarily in the stocks of medium- to larger-sized U.S. companies. The Fund is a non-diversified fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of companies (between 20-25) with market capitalizations of $2 billion to $12 billion at the time of purchase, offering the potential to provide above-average growth over time.

The Fund believes that companies within this capitalization range are not as well known by financial analysts, and may offer higher return potential than the stocks of companies with capitalizations above $12 billion.

Liberty Acorn Twenty typically looks for companies with:

 .    A strong business franchise that offers growth potential.
 .    Products and services that give a company a competitive advantage.
 .    A stock price the Fund's advisor believes is reasonable relative to the assets and earning power of the company.

Although the Fund does not buy securities with a short-term view, there is no restriction on the length of time the Fund must hold a security. To the extent the Fund buys and sells securities frequently, its transaction costs will be higher (which may adversely affect the Fund's performance) and it may realize additional capital gains.

Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Equity risk is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected

                                                                             ___
by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies and mid-capitalization companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies and mid-capitalization companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.


Sector risk may sometimes be present in the Fund's investments. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a significant portion of its assets invested in a particular sector.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may concentrate issuer risk and, therefore, the Fund may have an increased risk of loss compared to a similar diversified mutual fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ___

UNDERSTANDING PERFORMANCE


Calendar year total returns show the Fund's Class Z share performance for each completed calendar year since it commenced operations. They include the effects of Fund expenses.

Average annual total returns are a measure of the Fund's performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses.

The Fund's returns are compared to the S&P MidCap 400 Index. The S&P MidCap 400 is an unmanaged, market value-weighted index of 400 midcap U.S. companies. Unlike the Fund, an index is not an investment, does not incur fees or expenses, is not subject to taxes, and is not professionally managed. It is not possible to invest directly in an index.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's performance for the past year by illustrating the Fund's calendar year total return for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for one year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


  Calendar Year Total Returns

           [BAR CHART]
         Year     Return
         ----     ------
          1999    29.30%
          2000    11.68%



                                     For period shown in bar chart:

                                     Best quarter: 4th quarter 1999, + 14.35%
                                     Worst quarter:  3rd quarter 1999, -7.13%





The Fund's year-to-date total return through March 31, 2001 was -6.86%.


  Average Annual Total Returns-- for periods ended December 31, 2000


                                             Inception                  Life of
                                               Date        1 Year      the Fund
--------------------------------------------------------------------------------
Class Z                                      11/23/98
--------------------------------------------------------------------------------
   Return Before Taxes                                     11.68%       22.99%
--------------------------------------------------------------------------------
   Return After Taxes on Distributions                      8.84%       21.62%
--------------------------------------------------------------------------------
   Return After Taxes on Distributions and
   Sale of Fund Shares                                      8.15%       18.33%
--------------------------------------------------------------------------------
S&P MidCap 400                                  n/a        17.51%       21.13%


                                                                             ___

UNDERSTANDING EXPENSES

Annual Fund Operating Expenses are deducted from the Fund. They include management and administration fees, and administrative costs including pricing and custody services.

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

 . $10,000 initial investment

 . 5% total return for each year

 . Fund operating expenses remain the same

 . Assumes reinvestment of all dividends and distributions


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


  Shareholder Fees/(1)(2)/ (paid directly from your investment)


Maximum sales charge (load) on purchases               None
---------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions                                            None
---------------------------------------------------------------
Redemption fee (%) (as a percentage of                 None
amount redeemed)

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) There is a $7.50 charge for wiring sale proceeds to the transfer agent.



  Annual Fund Operating Expenses (deducted directly from Fund assets)

Management fees/(3)/ (%)                               0.90
---------------------------------------------------------------
Distribution and service (12b-1) fees (%)              None
---------------------------------------------------------------
Other expenses (%)                                     0.43
---------------------------------------------------------------
Total annual fund operating expenses (%)               1.33
---------------------------------------------------------------

(3) In addition to the management fee, the Fund pays the Advisor an administrative fee of .05%, which is included in "Other Expenses."


  Example Expenses (your actual costs may be higher or lower)

     1 Year            3 Years          5 Years         10 Years

      $135              $421             $729            $1,601

                                                                             ___

Liberty Acorn Foreign Forty

INVESTMENT GOAL
--------------------------------------------------------------------------------
Liberty Acorn Foreign Forty seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty invests primarily in the stocks of medium- and larger-sized companies based in developed markets (for example, Japan, Canada and United Kingdom) outside the U.S. The Fund invests in at least three countries. The Fund is a non-diversified Fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of foreign companies (between 40-60), offering the potential to provide above-average growth over time. The Fund invests primarily in companies with market capitalizations of $2 billion to $25 billion at the time of purchase.

The Fund believes that companies within this capitalization range are not as well known by financial analysts, and may offer higher return potential than the stocks of companies with capitalizations above $25 billion.

Liberty Acorn Foreign Forty typically looks for companies with:

 .    A strong business franchise that offers growth potential.
 .    Products and services that give a company a competitive advantage.
 .    A stock price the Fund's advisor believes is reasonable relative to the assets and earning power of the company.

Liberty Acorn Foreign Forty is an international fund and invests the majority of its assets in the stocks of foreign companies based in developed markets outside the U.S.

Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Equity risk is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended

                                                                             ___
period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies and mid-capitalization companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies and mid-capitalization companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.


Sector risk may sometimes be present in the Fund's investments. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a significant portion of its assets invested in a particular sector.

                                                                             ___

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may concentrate issuer risk and, therefore, the Fund may have an increased risk of loss compared to a similar diversified mutual fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ___

Understanding Performance

Calendar year total returns show the Fund's Class Z share performance for each completed calendar year since it commenced operations. They include the effects of Fund expenses.

Average annual total returns are a measure of the Fund's performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses.

The Fund's returns are compared to the SSB Cap Range $2-10B Index. The SSB World ex-U.S. Cap Range $2-10 Billion Index is Salomon Smith Barney's two to ten billion U.S. dollar security market subset of its Broad Market Index. It represents a midcap developed market index, excluding the U.S. Unlike the Fund, an index is not an investment, does not incur fees or expenses, is not subject to taxes, and is not professionally managed. It is not possible to invest directly in an index.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance for the past year by illustrating the Fund's calendar year total return for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for one year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Calendar Year Total Returns
          [BAR CHART]
         Year      Return
         ----      ------
         1999      81.60%
         2000     -13.35%
                                      For period shown in bar chart:

                                      Best quarter:  4th quarter 1999, +46.65%
                                      Worst quarter: 2nd quarter 2000, -14.03%


The Fund's year-to-year total return through March 31, 2001 was -20.82%.

Average Annual Total Returns-- for periods ended December 31, 2000

                                                                        Life of
                                               Inception               the Fund
                                                 Date        1 Year       (1)
---------------------------------------------------------------------------------
Class Z                                        11/23/98
---------------------------------------------------------------------------------
   Return Before Taxes                                       -13.35%     29.75%
---------------------------------------------------------------------------------
   Return After Taxes on Distributions                       -13.59%     29.52%
---------------------------------------------------------------------------------
   Return After Taxes on Distributions and
   Sale of Fund Shares                                        -8.04%     24.32%
---------------------------------------------------------------------------------
SSB Cap Range $2-10B                              n/a         -6.05%       9.03%

(1) The Fund's performance in 1999 was achieved during a period of unusual market conditions.

                                                                             ___

Understanding Expenses

Annual Fund Operating Expenses are deducted from the Fund. They include management and administration fees, and administrative costs including pricing and custody services.

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

 . $10,000 initial investment

 . 5% total return for each year

 . Fund operating expenses remain the same

 . Assumes reinvestment of all dividends and distributions

Your Expenses
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


Shareholder Fees(1)(2) (paid directly from your investment)

Maximum sales charge (load) on purchases               None
--------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions                                            None
--------------------------------------------------------------
Redemption fee (%) (as a percentage of                 None
amount redeemed)

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) There is a $7.50 charge for wiring sale proceeds to the transfer agent.


Annual Fund Operating Expenses (deducted directly from Fund assets)

Management fees(3) (%)                                 0.95
--------------------------------------------------------------
Distribution and service (12b-1) fees (%)              None

--------------------------------------------------------------
Other expenses (%)                                     0.38
--------------------------------------------------------------
Total annual fund operating expenses (%)               1.33
--------------------------------------------------------------

(3) In addition to the management fee, the Fund pays the Advisor an administrative fee of .05%, which is included in "Other Expenses."


Example Expenses (your actual costs may be higher or lower)

     1 Year            3 Years          5 Years         10 Years

      $135              $421             $729            $1,601

                                                                             ___

Your Account


How to Buy Shares
--------------------------------------------------------------------------------
If you are an Eligible Investor your shares will be bought at the next calculated price (described below), after the Fund receives your purchase request in "good form." "Good form" means that your payment has been received and your application is complete, including all necessary signatures. The Funds reserve the right to refuse a purchase order for any reason, including if a Fund believes that doing so would be in the best interest of the Funds and its shareholders.

Outlined below are the various options for buying shares:

Method                Instructions

--------------------------------------------------------------------------------

Through your          Your financial advisor can help you establish your account
financial advisor     and buy fund shares on your behalf. Your financial advisor may charge you fees for executing the purchase for you.

--------------------------------------------------------------------------------
By check              For new accounts, send a completed application and check
(new account)         made payable to the Fund to the transfer agent, Liberty
                      Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-
                      1722.
--------------------------------------------------------------------------------
By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or
                      send a letter of instruction including your Fund name and
                      account number with a check made payable to the Fund to
                      Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.
--------------------------------------------------------------------------------

By exchange           You may acquire shares by exchanging shares you own in one
                      Fund for shares of the same class of another Liberty Acorn
                      Fund at no additional cost. You also may exchange your Class Z shares of a Fund for Class Z or, if there are no Class Z shares, Class A shares of certain other funds distributed by Liberty Funds Distributor, Inc., at net asset value without a sales charge. See the SAI for a listing of the funds currently available. There may be an additional charge if exchanging from a money market fund.
                      To exchange by telephone, call 1-800-962-1585.

--------------------------------------------------------------------------------

By wire You may purchase shares by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-962-1585 to obtain a control number and the wiring instructions.

--------------------------------------------------------------------------------
By electronic funds   You may purchase shares by electronically transferring
transfer (existing    money from your bank account to your Fund account by
account)              calling 1-800-962-1585. Electronic funds transfers may
                      take up to two business days to settle and be considered
                      in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate
                      section of the application.
--------------------------------------------------------------------------------
Automatic             You can make monthly or quarterly investments
investment plan       automatically from your bank account to your Fund account.
                      You can select a pre-authorized amount to be sent via
                      electronic funds transfer. Be sure to complete the
                      appropriate section of the application for this feature.
--------------------------------------------------------------------------------
By dividend           You may automatically invest dividends distributed by one
diversification       Liberty Acorn Fund into the same class of shares of
                      another Liberty Acorn Fund at no additional sales charge.
                      To invest your dividends in another Fund, call 1-800-962-
                      1585.
--------------------------------------------------------------------------------
                                                                             ___

Eligible Investors
-------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Funds, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are:

$1,000 minimum initial investment

 .         any shareholder (or family member of such shareholder) who owned shares of any of the Liberty Acorn funds on September 29, 2000 (when all of the Trust's then outstanding shares were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc.;

 .         any trustee of Liberty Acorn Trust, any employee of Liberty WAM, or a member of the family of the trustee or employee; and

 .         any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to hold shares of any funds distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

 .         any client of a broker-dealer or registered investment advisor that recommends Fund shares and charges an asset-based fee;

 .         any insurance company, trust company or bank, which is purchasing shares for its own account;

 .         any endowment, investment company or foundation; and

 .         any client of an investment advisory affiliate of the distributor if the client meets certain criteria established by the distributor and its affiliate.

No minimum initial investment

 .         any person investing all or part of the proceeds of a distribution,
          "roll over" or transfer of assets into a Liberty IRA from, any deferred compensation plan which was a shareholder of any of the Liberty Acorn funds on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Liberty Acorn funds immediately prior to the distribution, transfer or roll over; and

 .         any retirement plan with aggregate assets of at least $5 million at the time it purchases Class Z shares and which is purchasing shares directly from the distributor or through a third party broker-dealer.

                                                                             ___

If you have any questions about your eligibility to purchase Class Z shares of the Fund, please call 1-800-962-1585. If you hold Fund shares through a broker-dealer or other financial institution, your eligibility to purchase Class Z shares may differ depending on that institution's policies.

The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

                                                                             ___

Choosing a Share Class

The Fund offers one class of shares in this prospectus -- Class Z.

The Fund also offers three additional classes of shares -- Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

Sales Charges
--------------------------------------------------------------------------------

Your purchases of Class Z shares are at net asset value, which is the value of a Fund share without any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.

If you purchase Class Z shares of the Funds through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Funds offer. There are no sales charges or limitations if you purchase shares directly from the Funds, except as described in this prospectus.

If an intermediary is an agent or designee of the Funds, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

How to Exchange Shares
--------------------------------------------------------------------------------

You may exchange your Class Z shares of the Funds for shares of another Fund at no additional charge. You also may exchange your Class Z shares of any Fund for Class Z shares or, if there are no Class Z shares, Class A shares of certain other funds distributed by Liberty Funds Distributor, Inc., at net asset value without a sales charge. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Funds may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Funds. To exchange by telephone, call 1-800-962-1585.

How to Sell Shares
--------------------------------------------------------------------------------

Your financial advisor can help you determine if and when you should sell your shares.

You may sell shares of a Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When a Fund receives your sales request in "good form," shares will be sold at the next calculated net asset value. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-962-1585. Retirement plan accounts have special requirements; please call 1-800-962-1585 for more information.

                                                                             ___

A Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, a Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

Outlined below are the various options for selling shares:

Method                Instructions

--------------------------------------------------------------------------------
Through your          You may call your financial advisor to place your sell
financial advisor     order. To receive the current trading day's price, your
                      financial advisor firm must receive your request prior to
                      the close of the NYSE, usually 4:00 p.m. Eastern
                      time.
--------------------------------------------------------------------------------

By exchange           You or your financial advisor may sell shares by
                      exchanging from a Fund into Class Z shares or Class A
                      shares of another fund at no additional cost. To exchange
                      by telephone, call 1-800-962-1585.
--------------------------------------------------------------------------------

By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                      Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                      period. You do not need to set up this feature in advance
                      of your call. Certain restrictions apply to retirement
                      accounts. For details, call 1-800-962-1585.
--------------------------------------------------------------------------------
By mail               You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-962-
                      1585.

                      Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------

By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semi-annual basis and have the proceeds sent to you if
                      your account balance is at least $5,000. All dividend and
                      capital gains distributions must be reinvested. This
                      feature is not available if you hold your shares in
                      certificate form. Be sure to complete the appropriate
                      section of the account application for this feature.
--------------------------------------------------------------------------------

By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You
                      must set up this feature prior to your request. Be sure to complete the appropriate section of the account
                      application for this feature.
--------------------------------------------------------------------------------

                                                                             ___

Fund policy on trading of fund shares
--------------------------------------------------------------------------------

The Funds do not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Funds, the Funds reserve the right to reject any purchase order to promote the best interests of the Funds, the Funds reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Funds. The Fund into which you would like to exchange also may reject your request.

Other Information About Your Account
--------------------------------------------------------------------------------

How the Funds' Share Price is Determined The price of a Fund's Class Z Shares is its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by Liberty Acorn (or an authorized broker-dealer, financial services company, or other agent, some of whom may charge a fee for their services). In most cases, in order to receive that day's price, Liberty Acorn must receive your order before that day's transactions are processed. If you request a transaction through an agent, that agent must receive your order by the close of trading on the NYSE to receive that day's price.

A Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because Liberty Acorn Fund, Liberty Acorn International and Liberty Acorn Foreign Forty may hold securities that are traded on foreign exchanges, the value of these Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Funds in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Funds' web site at www.acornfunds.com.
                                                 ------------------

Account Fees. If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Funds' transfer agent will send you written notification of the upcoming fee. If

                                                                             ___
you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

Share Certificates Share certificates are not available for Class Z shares.

                                                                             ___

UNDERSTANDING FUND DISTRIBUTIONS

Each Fund earns income from the securities it holds. Each Fund also may realize capital gains and losses on sales of its securities. A Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of your Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

Dividends, Distributions, and Taxes Each Fund has the potential to make the following distributions:

--------------------------------------------------------------------------
  Types of Distributions
--------------------------------------------------------------------------

  Dividend Represents interest and dividends earned from securities held by a Fund net of expenses incurred by the Fund.

--------------------------------------------------------------------------
  Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

Distribution Options Each Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-962-1585.

If you do not indicate on your application your preference for handling distributions, a Fund will automatically reinvest all distributions in additional shares of the Fund.

--------------------------------------------------------------------------
  Distribution Options
--------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------
Reinvest all distributions in shares of another Fund
--------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

 . send the check to your address of record
 . send the check to a third party address
 . transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

Tax Consequences Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in a Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

                                                                             ___

In addition to the dividends and capital gains distributions made by each Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

Foreign Income Taxes A Fund may receive investment income from sources within foreign countries, and that income may be subject to foreign income taxes at the source. If your Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce that Fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by Liberty Acorn International or Liberty Acorn Foreign Forty.

                                                                             ___

                               Managing the Funds

                               INVESTMENT ADVISOR
                               ------------------------------------------------

                               Liberty Wanger Asset Management (Liberty WAM) (formerly Wanger Asset Management, L.P. (WAM)), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Funds' investment advisor. Liberty WAM and its predecessor have managed mutual funds, including the Funds, since 1992. In its duties as investment advisor, Liberty WAM runs the Funds' day-to-day business, including placing all orders for the purchase and sale of the Funds' portfolio securities. As of December 31, 2000, Liberty WAM managed over $8.7 billion in assets.

                               WAM was renamed Liberty WAM on September 29, 2000 when it became a wholly owned subsidiary of Liberty Financial Companies, Inc. (Liberty), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company. On November 1, 2000, Liberty announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty. For more information about Liberty's acquisition of WAM, see the Statement of Additional Information.

                               Liberty WAM earns the following advisory fees for managing the Funds.
                               -------------------------------------------------

                               Fund Name                      Fund Fee as a % of
                                                              Average Net Assets
                                                              During 2000
                               -------------------------------------------------
                               Liberty Acorn Fund             .68%
                               Liberty Acorn International    .79%
                               Liberty Acorn USA              .93%
                               Liberty Acorn Twenty           .90%
                               Liberty Acorn Foreign Forty    .95%

                               Liberty WAM also receives an administrative services fee from each Fund at the annual rate of .05% of that Fund's average daily net assets.

                               PORTFOLIO MANAGERS
                               -------------------------------------------------
                               Liberty WAM uses a team to manage the Funds. Team members share responsibility for providing ideas, information, and knowledge in managing the Funds, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily portfolio selection decisions, and utilize the management team's input and advice when making buy and sell determinations.

                               Effective September 1, 2001, Marcel P. Houtzager will no longer be the lead portfolio manager of Liberty Acorn Foreign Forty. As of this date, Liberty WAM will use a team to manage Liberty Acorn Foreign Forty. The team will be responsible for making daily investment decisions, and will utilize the entire management team's input and advice when making buy and sell determinations. No single individual at Liberty WAM will have primary management responsibilities for the Fund's portfolio securities.

                               Ralph Wanger

                               Liberty Acorn Fund, Lead portfolio manager

                               Ralph Wanger is chief strategist of the Liberty Acorn Funds and has been portfolio manager of Liberty Acorn Fund since its inception in 1970. He is president and a member of Liberty Acorn Trust's Board of Trustees since 1970. Mr. Wanger is president of Liberty WAM since September 29, 2000 and was a principal of WAM before that date. He is a Chartered Financial Analyst (CFA), and earned his BS and MS degrees in Industrial Management from the Massachusetts Institute of Technology.

                                                                             ___

Managing the Fund


                         Charles P. McQuaid
                         Liberty Acorn Fund, Co-portfolio manager

                         Charles McQuaid is a senior vice president and member of Liberty Acorn Trust's Board of Trustees. He is the director of Domestic Research at Liberty WAM and WAM, and was a principal of WAM until September 29, 2000. Mr. McQuaid has been a member of Liberty Acorn Fund's management team since 1978. He is a CFA, and earned his BBA from the University of Massachusetts and his MBA from the University of Chicago.

                         Leah J. Zell
                         Liberty Acorn International, Lead portfolio manager

                         Leah Zell is a vice president of Liberty Acorn Trust, and was a principal of WAM before its acquisition by Liberty. She has managed Liberty Acorn International since its inception in 1992, and was named lead portfolio manager in 1997. She has worked with Liberty Acorn Fund's international securities since 1984. Ms. Zell also manages the foreign portfolio of an investment company whose shares are offered only to non-U.S. investors. She is a CFA and earned her BA and PhD from Harvard University.

                         Robert A. Mohn
                         Liberty Acorn USA, Lead portfolio manager

                         Robert Mohn is a vice president of Liberty Acorn Trust. He has been a member of the domestic analytical team at Liberty WAM and WAM since 1992, and was a principal of WAM from 1995 to September 29, 2000. He has managed Liberty Acorn USA since its inception in 1996, and also manages a mutual fund underlying variable insurance products and the U.S. portfolio of an investment company whose shares are offered only to non-U.S. investors. He is a CFA and holds a BS from Stanford University and an MBA from the University of Chicago.

                         John H. Park
                         Liberty Acorn Twenty, Lead portfolio manager

                         John Park is a vice president of Liberty Acorn Trust, and has managed Liberty Acorn Twenty since its inception in 1998. He has been a member of the domestic investment team at Liberty WAM and WAM since 1993, and was a principal of WAM from 1998 to September 29, 2000. Mr. Park is also manager of a mutual fund underlying variable insurance products. He is a CFA and earned both his BA and MBA degrees from the University of Chicago.

                         Marcel P. Houtzager

                         Liberty Acorn Foreign Forty, Lead portfolio manager through August 31, 2001

                         Marcel Houtzager is a vice president of Liberty Acorn Trust, and has managed Liberty Acorn Foreign Forty since its inception in 1998. He has been a member of the international analytical team at Liberty WAM and WAM since 1992, and was a principal of WAM from 1995 to September 29, 2000. Mr. Houtzager also manages an international mutual fund underlying variable insurance products and the foreign portfolio of an investment company whose shares are offered only to non-U.S. investors.


                                                                             ___

He is a CFA and a CPA, and earned his BA from Pomona College and his MBA from the University of California at Berkeley.

                                                                             ___

--------------------------------------------------------------------------------
                     Other Investment Strategies and Risks
--------------------------------------------------------------------------------

UNDERSTANDING THE FUNDS' OTHER INVESTMENT STRATEGIES AND RISKS

The principal investment strategies and risks for each Fund are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet its investment goal, a Fund may also invest in other securities and use certain investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help a Fund achieve its investment goal. A Fund may not always achieve its investment goal.

Additional information about each Fund's securities and investment techniques, as well as its fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

The Funds' principal investment strategies and their associated risks are described above. This section provides more detail about the Funds' investment strategies, and describes other investments a Fund may make and the risks associated with them. In seeking to achieve its investment goal, a Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Funds' shareholders is not required to modify or change the Funds' investment goals or investment strategies.

THE INFORMATION EDGE
-------------------------------------------------------------------------------
The Funds invest in entrepreneurially managed smaller, mid-sized and larger companies that they believe are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential.

In making investments for the Funds, Liberty WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Liberty WAM looks for growth potential, financial strength and fundamental value. Liberty WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from these trends.

Growth Potential             Financial Strength        Fundamental Value
--------------------------------------------------------------------------------

 .  superior technology       .  low debt               .  reasonable stock
 .  innovative marketing      .  adequate working          price relative to
 .  managerial skill             capital                   growth potential
 .  market niche              .  conservative           .  valuable assets
 .  good earnings                accounting practices
   prospects                 .  adequate profit
 .  strong demand for            margin
   product

                             A strong balance sheet    Once Liberty WAM uncovers
The realization of this      gives management greater  an attractive company, it
growth potential would       flexibility to pursue     identifies a price that
likely produce superior      strategic objectives and  it believes would also
performance that is          is essential to           make the stock a good
sustainable over time.       maintaining a             value.
                             competitive advantage.
--------------------------------------------------------------------------------

                                                                             ___

STOCK STRENGTH COMES FIRST
--------------------------------------------------------------------------------
Liberty WAM's analysts continually screen companies and make more than 1,000 face-to-face visits around the globe each year. To accomplish this, Liberty WAM's analysts talk to top management, vendors, suppliers and competitors, whenever possible.

In managing the Funds, Liberty WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least 2-5 years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, Liberty WAM may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                                                                             ___

                    Financial Highlights

                    The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for each Fund's last five fiscal years or since the Fund's inception. The Funds' fiscal year runs from January 1 to December 31. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information with respect to the last five fiscal years is audited. This information has been derived from the Funds' financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' audited financial statements, is included in the Funds' annual report. You can request a free annual report by calling 1-800-9-ACORN-9 (800-922-6769).

Liberty Acorn Fund

  For a share outstanding throughout each year            2000          1999          1998          1997         1996

                                                         Class Z       Class Z       Class Z       Class Z      Class Z
  Net Asset Value, beginning of year                      $18.53        $16.85        $16.99        $15.04       $13.60

  Income From Investment Operations

     Net investment income                                   .10           .09           .04           .15          .09
     Net realized and unrealized gain on
      investments, foreign currency and futures             1.55          5.22           .91          3.57         2.93
---------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                       1.65          5.31           .95          3.72         3.02
  Less Distributions
     Dividends from net investment income                   (.12)         (.09)         (.03)         (.16)        (.11)

     Distributions from net realized and unrealized
      gains reportable for federal income taxes            (2.85)        (3.54)        (1.06)        (1.61)       (1.47)
---------------------------------------------------------------------------------------------------------------------------
     Total distributions                                   (2.97)        (3.63)        (1.09)        (1.77)       (1.58)
---------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, end of year                            $17.21        $18.53        $16.85        $16.99       $15.04
===========================================================================================================================
  Total Return                                             10.06%         33.4%          6.0%         25.0%        22.6%
  Ratios/Supplemental Data

     Ratio of expenses to average net assets                 .83%          .85%          .84%          .56%         .57%
     Ratio of net investment income to average
      net assets                                             .55%          .49%          .30%          .75%         .53%

     Portfolio turnover rate                                  29%           34%           24%           32%          33%

     Net assets at end of period (in millions)            $3,983        $3,921        $3,549        $3,681       $2,842

                                                                             ___

Liberty Acorn International

  For a share outstanding throughout each year            2000          1999          1998          1997         1996
--------------------------------------------------------------------------------------------------------------------------
                                                         Class Z       Class Z       Class Z       Class Z      Class Z
  Net asset value, beginning of year                     $ 35.33        $20.82        $18.39        $19.61       $16.59

  Income From Investment Operations:

     Net investment income                                   .01           .83           .17           .40          .13
     Net realized and unrealized gain (loss)
      on investments                                       (6.73)        15.45          2.68          (.34)        3.29
--------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                      (6.72)        16.28          2.85           .06         3.42
  Less Distributions

     Dividends from net investment income                   (.66)         (.22)         (.15)         (.38)        (.12)
     Distributions from net realized and unrealized
      gains reportable for federal income taxes            (4.10)        (1.55)         (.27)         (.90)        (.28)
--------------------------------------------------------------------------------------------------------------------------
     Total distributions                                   (4.76)        (1.77)         (.42)        (1.28)        (.40)
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, end of year                           $ 23.85        $35.33        $20.82        $18.39       $19.61
==========================================================================================================================
  Total Return                                            (20.02)%        79.2%         15.4%          0.2%        20.7%

  Ratios/Supplemental Data

     Ratio of expenses to average net assets                1.05%         1.11%         1.12%         1.19%        1.17%
     Ratio of net investment income to average
      net assets                                             .02%          .12%          .86%          .58%         .51%

     Portfolio turnover rate                                  63%           46%           37%           39%          34%

     Net assets at end of period (in millions)           $ 2,459        $2,868        $1,725        $1,623       $1,773

                                                                             ___

Liberty Acorn USA

                                                                                                            Inception
                                                                                                           September 4
                                                                                                             Through
                                                                      Year ended December 31,              December 31,
-------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                 2000        1999        1998        1997         1996

                                                            Class Z     Class Z     Class Z     Class Z      Class Z
 Net asset value, beginning of period                        $16.75      $14.80      $15.12      $11.65       $10.00

 Income From Investment Operations:

     Net investment loss (b)                                   (.05)        .00        (.07)       (.07)        (.02)

     Net realized and unrealized gain on investments          (1.48)       3.32         .87        3.83         1.67
-------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                             (1.53)       3.32         .80        3.76         1.65
-------------------------------------------------------------------------------------------------------------------------
 Less Distributions                                            (.00)        ---         ---         ---          ---
     Dividends from net investment income
     Distributions from net realized and unrealized
      gains reportable for federal income taxes                (.32)      (1.37)      (1.12)       (.29)         ---
-------------------------------------------------------------------------------------------------------------------------
 Total distributions                                           (.32)      (1.37)      (1.12)       (.29)         ---
-------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, end of period                              $14.90      $16.75      $14.80      $15.12       $11.65
=========================================================================================================================
 Total Return (c)                                             (8.99)%      23.0%        5.8%       32.3%        16.5%

 Ratios/Supplemental Data

     Ratio of expenses to average net assets (a)               1.15%       1.15%       1.20%       1.35%        1.85%*
     Ratio of net investment gain (loss) to average
      net assets                                               (.32)%       .00%       (.42)%      (.49)%       (.99)%*

     Portfolio turnover rate                                     45%         49%         42%         33%          20%*

     Net assets at end of period (in millions)               $  222      $  371      $  281      $  185       $   53

(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn USA ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.79% for the year ended December 31, 1996.

(b) Net investment loss per share was based upon the average shares outstanding during each period.

(c) Total return is not annualized for periods less than one year.

* Annualized

                                                                             ___

Liberty Acorn Twenty

                                                                                                   Inception November 23
                                                              Year Ended December 31,               Through December 31,
---------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                  2000               1999                       1998

                                                            Class Z             Class Z                   Class Z
 Net asset value, beginning of period                        $13.70              $10.71                    $10.00

 Income From Investment Operations

     Net investment loss (b)                                   (.07)               (.08)                      ---
     Net realized and unrealized gain on investments           1.59                3.21                       .71
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                          1.52                3.13                       .71
------------------------------------------------------------------------------------------------------------------------------------
 Less Distributions

     Dividends from net investment income                      (.01)
     Distributions from net realized and unrealized
      gains reportable for federal income taxes               (1.08)               (.14)                      ---
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions                                      (1.09)               (.14)                      ---
------------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, end of period                              $14.13              $13.70                    $10.71
------------------------------------------------------------------------------------------------------------------------------------
 Total Return (d)                                             11.68%              29.3%                      7.1%

 Ratios/Supplemental Data

    Ratio of expenses to average net assets (a)(c)             1.34%               1.37%                     1.41%*
     Ratio of net investment gain (loss) to average
      net assets (c)                                           (.52)%              (.62)%                     .22%*

     Portfolio turnover rate                                    116%                101%                      173%*

    Net assets at end of period (in millions)                 $  67              $   68                     $  34

(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Twenty ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.32% for the period ended December 31, 2000, 1.35% for the period ended December 31, 1998 and the year ended December 31, 1999.

(b) Net investment loss per share was based upon the average shares outstanding during the period.

(c) Acorn Twenty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1999. Without the reimbursement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.83% and (.21%), respectively, for the period ended 12/31/98 and 1.41% and (.66%) respectively, for the year ended 12/31/99.

(d) Total return is not annualized for periods less than one year.

* Annualized

                                                                             ___

Liberty Acorn Foreign Forty

                                                                                                   Inception November 23
                                                                         Year Ended                 Through December 31,
---------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                        2000            1999                   1998

                                                                  Class Z          Class Z                Class Z
 Net Asset Value, beginning of period                             $ 19.93           $11.00                $10.00

 Income From Investment Operations

     Net investment loss (c)                                         (.11)            (.02)                 (.01)

     Net realized and unrealized gain (loss) on investments         (2.53)            8.98                  1.01
---------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                               (2.64)            8.96                  1.00
---------------------------------------------------------------------------------------------------------------------------
 Less Distributions                                                  (.04)             ---                   ---
    Dividends from net investment income
    Distributions from net realized and unrealized
     gains reportable for federal income taxes                       (.10)            (.03)                  ---
---------------------------------------------------------------------------------------------------------------------------

     Total Distributions                                             (.14)            (.03)                  ---
---------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, end of period                                   $ 17.15           $19.93                $11.00
==========================================================================================================================
 Total Return (d)                                                  (13.35)%           81.6%                 10.0%

 Ratios/Supplemental Data:

     Ratio of expenses to average net assets (a)(c)                  1.33%            1.48%                 1.73%*

     Ratio of net investment loss to average net assets (c)          (.42)%           (.17)%                (.78)%*

     Portfolio turnover rate                                           79%              60%                   90%*

     Net assets at end of period (in millions)                    $   130           $  107                $   16

(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Foreign Forty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.45% for the period ended December 31, 1998 and the year ended December 31, 1999.

(b) Net investment loss per share was based upon the average shares outstanding during the period.

(c) Acorn Foreign Forty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 2.70% and (1.75%), respectively, for the period ended 12/31/98 and 1.57% and (.26%), respectively, for the year ended 12/31/99.

(d) Total return is not annualized for periods less than one year.

* Annualized

                                                                             ___

                                     Notes


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                                                                             ___

FOR MORE INFORMATION
--------------------------------------------------------------------------------

You can get more information about each Fund's investments in the Funds' semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about Liberty Acorn by writing or calling Liberty Acorn's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-9-ACORN-9
www.acornfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Liberty Acorn Trust: 811-01829
(formerly Acorn Investment Trust)


--------------------------------------------------------------------------------

[LETTERHEAD OF LIBERTY FUNDS]

--------------------------------------------------------------------
  LIBERTY ACORN FUND                         Prospectus, May 1, 2001
--------------------------------------------------------------------

Class Z Shares

Advised by Liberty Wanger Asset Management, L.P.

Liberty Acorn Trust

Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured; May Lose Value; No Bank Guarantee
---------------------------------------------------------------
T A B L E  O F  C O N T E N T S

LIBERTY ACORN FUND                                            2
---------------------------------------------------------------
Investment Goal............................................   2
Principal Investment Strategies............................   2
Principal Investment Risks.................................   2
Performance History........................................   4
Your Expenses..............................................   5

YOUR ACCOUNT                                                  6
---------------------------------------------------------------
How to Buy Shares..........................................   6
Eligible Investors.........................................   7
Sales Charges..............................................   9
How to Exchange Shares.....................................   9
How to Sell Shares.........................................   9
Fund Policy on Trading of Fund Shares......................  11
Other Information About Your Account.......................  11

MANAGING THE FUND                                            14
---------------------------------------------------------------

Investment Advisor.........................................  14
Portfolio Managers.........................................  14

OTHER INVESTMENT STRATEGIES AND RISKS                        15
---------------------------------------------------------------
The Information Edge.......................................  15
Stock Strength Comes First.................................  16
Derivative Strategies......................................  16
Temporary Defensive Strategies.............................  16

FINANCIAL HIGHLIGHTS                                         17
---------------------------------------------------------------

                              Liberty Acorn Fund

INVESTMENT GOAL
--------------------------------------------------------------------------------
Liberty Acorn Fund seeks to provide long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Liberty Acorn Fund invests primarily in the stocks of small- and medium-sized companies. The Fund generally invests in the stocks of companies with market capitalizations of less than $2 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit.

The Fund believes that these smaller companies, which are not as well known by financial analysts, may offer higher return potential than the stocks of larger companies.

Liberty Acorn Fund typically looks for companies with:

 .    A strong business franchise that offers growth potential.
 .    Products and services that give a company a competitive advantage.
 .    A stock price the Fund's advisor believes is reasonable relative to the assets and earning power of the company.

Liberty Acorn Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its assets in companies outside the U.S. in developed markets (for example, Japan, Canada and United Kingdom) and emerging markets (for example, Mexico, Brazil and Korea).

Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Equity risk is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by

                                                                             ___
such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies and mid-capitalization companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies and mid-capitalization companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

Emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. Their securities markets may be underdeveloped. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Sector risk may sometimes be present in the Fund's investments. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times, the Fund may have a significant portion of its assets invested in a particular sector.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ___

UNDERSTANDING PERFORMANCE

Calendar year total returns show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

Average annual total returns are measures of the Fund's performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.

The Fund's returns are compared to the S&P 500 Index and the Russell 2000 Index. The S&P 500 Index is a broad market-weighted average of large U.S. blue-chip companies. The Russell 2000 Index is a market-weighted index of 2000 small companies formed by taking the largest 3000 companies and eliminating the largest 1000 of those companies. Unlike the Fund, indices are not investments, do not incur fees or expenses, are not subject to taxes and are not professionally managed. It is not possible to invest directly in an index.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  Calendar Year Total Returns

                                  [BAR CHART]

                           Year               Return
                           ----               ------
                           1991               47.35%
                           1992               24.23%
                           1993               32.32%
                           1994               -7.45%
                           1995               20.80%
                           1996               22.55%
                           1997               24.98%
                           1998                6.02%
                           1999               33.38%
                           2000               10.06%


The Fund's year-to-date total return through March 31, 2001 was -5.17%.

                                        For period shown in bar chart

                                        Best quarter: 4th quarter 1999, +21.94%
                                        Worst quarter:2nd quarter 1998, -19.51%

  Average Annual Total Returns -- for periods ended December 31, 2000

                                  Inception Date        1 Year            5 Years          10 Years
  Class Z                            6/10/70
  ---------------------------------------------------------------------------------------------------
       Return Before Taxes                              10.06%             18.97%            20.50%
  ---------------------------------------------------------------------------------------------------
       Return After Taxes on
       Distributions                                     6.24%             15.70%            17.95%
  ---------------------------------------------------------------------------------------------------
       Return After Taxes on
       Distributions and Sale of
       Fund Shares                                       8.90%             15.00%            17.05%
  ---------------------------------------------------------------------------------------------------
  S&P 500                              n/a              -9.10%             18.33%            17.46%
  ---------------------------------------------------------------------------------------------------
  Russell 2000                         n/a              -3.02%             10.31%            15.53%

                                                                             ___

UNDERSTANDING EXPENSES

Annual Fund Operating Expenses are deducted from the Fund. They include management and administration fees, and administrative costs including pricing and custody services.

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

 . $10,000 initial investment

 . 5% total return for each year

 . fund operating expenses remain the same

 . assumes reinvestment of all dividends and distributions


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

  Shareholder Fees/(1)(2)/  (paid directly from your investment)


Maximum sales charge (load) on purchases               None
--------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions                                            None
--------------------------------------------------------------
Redemption fee (%) (as a percentage of                 None
amount redeemed)

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)  There is a $7.50 charge for wiring sale proceeds to the transfer agent.

  Annual Fund Operating Expenses (deducted directly from Fund assets)


Management fees/(3)/ (%)                               .68
--------------------------------------------------------------
Distribution and service (12b-1) fees (%)              None
--------------------------------------------------------------
Other expenses (%)                                     .15
--------------------------------------------------------------
Total annual fund operating expenses (%)               .83
--------------------------------------------------------------

(3) In addition to the management fee, the Fund pays the Advisor an administrative fee of .05%, which is included in "Other Expenses."

  Example Expenses (your actual costs may be higher or lower)

     1 Year            3 Years          5 Years         10 Years
      $85               $265             $460            $1,025

                                                                             ___

                                 Your Account

HOW TO BUY SHARES
--------------------------------------------------------------------------------
If you are an Eligible Investor (described below), your shares will be bought at the next calculated price after the Fund receives your purchase request in "good form." "Good form" means that your payment has been received and your application is complete, including all necessary signatures. The Fund reserves the right to refuse a purchase order for any reason, including if the Fund believes that doing so would be in the best interest of the Fund and its shareholders.

  Outlined below are the various options for buying shares:

 Method               Instructions

 -------------------------------------------------------------------------------

 Through your         Your financial advisor can help you establish your account
 financial advisor    and buy fund shares on your behalf. Your financial advisor may charge you fees for executing the purchase for you.

 -------------------------------------------------------------------------------
 By check             For new accounts, send a completed application and check
 (new account)        made payable to the Fund to the transfer agent, Liberty
                      Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-
                      1722.
 -------------------------------------------------------------------------------
 By check             For existing accounts, fill out and return the additional
 (existing account)   investment stub included in your quarterly statement, or
                      send a letter of instruction including the Fund name and
                      account number with a check made payable to the Fund to
                      Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.
 -------------------------------------------------------------------------------
 By exchange          You may acquire shares by exchanging shares you own in one fund for shares of the same class of the Fund at no
                      additional cost. There may be an additional charge if
                      exchanging from a money market fund. To exchange by
                      telephone, call 1-800-422-3737.
-------------------------------------------------------------------------------
 By wire              You may purchase shares by wiring money from your bank
                      account to your Fund account. To wire funds to your Fund
                      account, call 1-800-422-3737 to obtain a control number
                      and the wiring instructions.
 -------------------------------------------------------------------------------
 By electronic        You may purchase shares by electronically transferring
 funds transfer       money from your bank account to your Fund account by
 (existing account)   calling 1-800-422-3737. Electronic funds transfers may
                      take up to two business days to settle and be considered
                      in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate
                      section of the application.
 -------------------------------------------------------------------------------
 Automatic            You can make monthly or quarterly investments
 investment plan      automatically from your bank account to your Fund account.
                      You can select a pre-authorized amount to be sent via
                      electronic funds transfer. Be sure to complete the
                      appropriate section of the application for this feature.
 -------------------------------------------------------------------------------
 By dividend          You may automatically invest dividends distributed by one
 diversification      fund into the same class of shares of the Fund at no
                      additional sales charge. To invest your dividends in the
                      Fund, call 1-800-345-6611.
 -------------------------------------------------------------------------------

                                                                             ___

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are:

$1,000 minimum initial investment

 .    any shareholder (or family member of such shareholder) who owned shares of any of the Liberty Acorn funds on September 29, 2000 (when all of the Trust's then outstanding shares were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc.;

 .    any trustee of Liberty Acorn Trust, any employee of Liberty WAM, or a member of the family of the trustee or employee; and

 .    any person or entity listed in the account registration for any account
     (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since continued to hold shares of any funds distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

 .    any client of a broker-dealer or registered investment advisor that recommends Fund shares and charges an asset-based fee;

 .    any insurance company, trust company or bank, which is purchasing shares for its own account;

 .    any endowment, investment company or foundation; and

 .    any client of an investment advisory affiliate of the distributor if the client meets certain criteria established by the distributor and its affiliate.

No minimum initial investment

 .    any person investing all or part of the proceeds of a distribution, "roll over" or transfer of assets into a Liberty IRA from any deferred compensation plan which was a shareholder of any of the Liberty Acorn funds on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Liberty Acorn funds immediately prior to the distribution, transfer or roll over; and

 .    any retirement plan with aggregate assets of at least $5 million at the time it purchases Class Z shares and which is purchasing shares directly from the distributor or through a third party broker-dealer.

                                                                             ___

If you have any questions about your eligibility to purchase Class Z shares of the Fund, please call 1-800-345-6611. If you hold Fund shares through a broker-dealer or other financial institution, your eligibility to purchase Class Z shares may differ depending on that institution's policies.

The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

                                                                             ___

CHOOSING A SHARE CLASS

The Fund offers one class of shares in this prospectus -- Class Z.

The Fund also offers three additional classes of shares - Class A, B and C shares are also available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number or years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

SALES CHARGES
------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Fund share without any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.

If you purchase Class Z shares of the Fund through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no sales charges or limitations if you purchase shares directly from the Fund, except as described in this prospectus.

If an intermediary is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

HOW TO EXCHANGE SHARES
------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund or Class A shares of certain other funds distributed by Liberty Funds Distributor, Inc., at net asset value without a sales charge. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
-------------------------------------------------------------------------------

Your financial advisor can help you determine if and when you should sell your shares.

You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated net asset value. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


                                                                             ___

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

  Outlined below are the various options for selling shares:

  Method              Instructions
  ------------------------------------------------------------------------------

  Through your        You may call your financial advisor to place your sell
  financial advisor   order. To receive the current trading day's price, your
                      financial advisor firm must receive your request prior to the close of the NYSE, usually 4:00 p.m. Eastern time.

  ------------------------------------------------------------------------------

  By exchange         You or your financial advisor may sell shares by
                      exchanging from the Fund into Class Z shares or Class A shares of another fund at no additional cost. To exchange by telephone, call 1-800-422-3737.

  ------------------------------------------------------------------------------
  By telephone        You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                      Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                      period. You do not need to set up this feature in advance
                      of your call. Certain restrictions apply to retirement
                      accounts. For details, call 1-800-345-6611.
  ------------------------------------------------------------------------------
  By mail             You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's
                      name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by
                      either a bank, a member firm of a national stock exchange
                      or another eligible guarantor institution. Additional
                      documentation is required for sales by corporations,
                      agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-
                      6611. Mail your letter of instruction to Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
  ------------------------------------------------------------------------------
  By wire             You may sell shares and request that the proceeds be
                      wired to your bank. You must set up this feature prior to
                      your telephone request. Be sure to complete the
                      appropriate section of the account application for this
                      feature.
  ------------------------------------------------------------------------------

  By systematic       You may automatically sell a specified dollar amount or
  withdrawal plan     percentage of your account on a monthly, quarterly or
                      semiannual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                      available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                      reinvested. Be sure to complete the appropriate section of the account application for this feature.
  ------------------------------------------------------------------------------
  By electronic       You may sell shares and request that the proceeds be
  funds transfer      electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You
                      must set up this feature prior to your request. Be sure to complete the appropriate section of the account
                      application for this feature.
  ------------------------------------------------------------------------------

                                                                             ___

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of a Fund's Class Z shares is its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the Fund (or an authorized broker-dealer, financial services company, or other agent, some of whom may charge a fee for their services). In most cases, in order to receive that day's price, the Fund must receive your order before that day's transactions are processed. If you request a transaction through an agent, that agent must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund may hold securities that are traded on foreign exchanges, the value of these securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are not available, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.
                                                 --------------------

Account Fees. If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Funds' transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

                                                                             ___

Share Certificates Share certificates are not available for Class Z shares.

Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

  Types of Distributions

  Dividend            Represents interest and dividends earned from securities
                      held by the Fund, net of expenses incurred by the Fund.
  ------------------------------------------------------------------------------
  Capital gains       Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

  Distribution Options

 Reinvest all distributions in additional shares of the Fund
 -------------------------------------------------------------------------------
 Reinvest all distributions in shares of another fund
 -------------------------------------------------------------------------------
 Receive dividends in cash (see options below) and reinvest capital gains
 -------------------------------------------------------------------------------
 Receive all distributions in cash (with one of the following options):
 .  send the check to your address of record
 .  send the check to a third party address
 .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

                                                                             ___

Tax Consequences Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

Foreign Income Taxes The Fund may receive investment income from sources within foreign countries, and that income may be subject to foreign income taxes at the source. If the Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.


                                                                             ___

Managing the Fund

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Liberty Wanger Asset Management (Liberty WAM) (formerly Wanger Asset Management, L.P. (WAM)), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment advisor. Liberty WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment advisor, Liberty WAM runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. As of December 31, 2000, Liberty WAM managed over $8.7 billion in assets.


WAM was renamed Liberty WAM on September 29, 2000 when it became a wholly owned subsidiary of Liberty Financial Companies, Inc. (Liberty), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company. On November 1, 2000, Liberty announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty. For more information about Liberty's acquisition of WAM, see the Statement of Additional Information.

Liberty WAM's advisory fee for managing the Fund in 2000 was .68% of the Fund's average daily net assets. Liberty WAM also receives an administrative fee from the Fund at the annual rate of .05% of the Fund's average daily net assets.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Liberty WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.

Ralph Wanger

Lead portfolio manager

Ralph Wanger is chief strategist of the Liberty Acorn Fund and has been portfolio manager of Liberty Acorn Fund since its inception in 1970. He has been president and a member of Liberty Acorn Trust's Board of Trustees since 1970. Mr. Wanger has been president of Liberty WAM since September 29, 2000 and was a principal of WAM before that date. He is a Chartered Financial Analyst (CFA), and earned his BS and MS degrees in Industrial Management from the Massachusetts Institute of Technology.

Charles P. McQuaid

Co-portfolio manager

Charles McQuaid is a senior vice president and member of Liberty Acorn Trust's Board of Trustees. He has been director of Domestic Research at Liberty WAM and WAM, and was a principal of WAM until September 29, 2000. Mr. McQuaid has been a member of Liberty Acorn Fund's management team since 1978. He is a CFA, and earned his BBA from the University of Massachusetts and his MBA from the University of Chicago.


                                                                             ___

Other Investment Strategies and Risks


UNDERSTANDING THE FUND'S
OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "Liberty Acorn Fund - Principal Investment Strategies" and "Liberty Acorn Fund - Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal.

Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

The Fund's principal investment strategies and their associated risks are described above. This section provides more detail about the Fund's investment strategies, and describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------
The Fund invests in entrepreneurially managed smaller, mid-sized companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Liberty WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from those trends.

In making investments for the Fund, Liberty WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Liberty WAM compares growth potential, financial strength and fundamental value among companies.

  Growth Potential            Financial Strength         Fundamental Value
--------------------------- -------------------------- -------------------------

  .  superior technology      .  low debt                . reasonable stock
  .  innovative marketing     .  adequate working          price relative to
  .  managerial skill            capital                   growth potential
  .  market niche             .  conservative            . valuable assets
  .  good earnings               accounting practices
     prospects                .  adequate profit
  .  strong demand for           margin
     product

The realization of this     A strong balance sheet     Once Liberty WAM uncovers
growth potential would      gives management greater   an attractive company, it
likely produce superior     flexibility to pursue      identifies a price that
performance that is         strategic objectives and   it believes would also
sustainable over time.      is essential to            make the stock a good
                            maintaining a competitive  value.
                            advantage.
--------------------------- -------------------------- -------------------------

                                                                             ___

STOCK STRENGTH COMES FIRST
--------------------------------------------------------------------------------
Liberty WAM's analysts continually screen companies and make more than 1,000 face-to-face visits around the globe each year. To accomplish this, Liberty WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

In managing the Fund, Liberty WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------

At times, Liberty WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                                                                             ___

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years. The Fund's fiscal year runs from January 1 to December 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information is audited. This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's audited financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

Liberty Acorn Fund

 For a share outstanding throughout each year                   2000         1999         1998          1997         1996

                                                              Class Z      Class Z       Class Z       Class Z      Class Z
 Net Asset Value, beginning of year                            $18.53       $16.85        $16.99        $15.04       $13.60

 Income from Investment Operations:

     Net investment income                                        .10          .09           .04           .15          .09

     Net realized and unrealized gain on
      investments, foreign currency and futures                  1.55         5.22           .91          3.57         2.93
-------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                            1.65         5.31           .95          3.72         3.02

  Less distributions
     Dividends from net investment income                        (.12)        (.09)         (.03)         (.16)        (.11)

     Distributions from net realized and
     unrealized gains reportable for federal income taxes       (2.85)       (3.54)        (1.06)        (1.61)       (1.47)
-------------------------------------------------------------------------------------------------------------------------------
     Total distributions                                        (2.97)       (3.63)        (1.09)        (1.77)       (1.58)
-------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, end of year                                  $17.21       $18.53        $16.85        $16.99       $15.04
===============================================================================================================================
  Total return                                                  10.06%        33.4%          6.0%         25.0%        22.6%

 Ratios/supplemental data:

     Ratio of expenses to average net assets                      .83%         .85%          .84%          .56%         .57%

     Ratio of net investment income to
     average net assets                                           .55%         .49%          .30%          .75%         .53%

     Portfolio turnover rate                                       29%          34%           24%           32%          33%

     Net assets at end of period (in millions)                  $3,983       $3,921        $3,549        $3,681       $2,842

For the fiscal year ended December 31, 2000, the Fund earned $695,871,137 of long term capital gains. 64% of the ordinary income distributed by the Fund in the year ended December 31, 2000 qualifies for the corporate dividends received deduction.

                                                                             ___

Notes


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                                                                             ___

Notes


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                                                                             ___

FOR MORE INFORMATION
--------------------------------------------------------------------------------

You can get more information about the Fund's investments in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Liberty Acorn Trust (formerly Acorn Investment Trust): 811-01829

 .      Liberty Acorn Fund (formerly Acorn Fund)


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[LETTERHEAD OF LIBERTY FUNDS]

                              LIBERTY ACORN TRUST
                      Statement of Additional Information
                                  May 1, 2001


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Acorn Trust (Liberty Acorn or Trust). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Trust dated May 1, 2001. This SAI should be read together with a Prospectus of the Trust. Investors may obtain a free copy of a Prospectus from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621.

TABLE OF CONTENTS

                                                                            Page
Definitions                                                                    2
Organization and History                                                       2
Investment Policies                                                            2
Portfolio Turnover                                                             6
Additional Information Concerning Investment Practices                         7
Taxes - General                                                               16
Management of the Trust                                                       20
Liberty Acorn Charges and Expenses                                            27
Code of Ethics                                                                32
Custodian                                                                     33
Independent Auditors                                                          33
Determination of Net Asset Value                                              33
How to Buy Shares                                                             33
Special Purchase Programs/Investor Services                                   34
Programs for Reducing or Eliminating Sales Charges                            35
How to Sell Shares                                                            37
How to Exchange Shares                                                        39
Suspension of Redemptions                                                     39
Shareholder Liability                                                         39
Shareholder Meetings                                                          40
Performance Measures and Information                                          40
Appendix I - Description of Bond Ratings                                      47

                                    Part 1
                              LIBERTY ACORN TRUST
                      Statement of Additional Information
                                  May 1, 2001

DEFINITIONS

     "Trust"                           Liberty Acorn Trust
     "Funds"                           Liberty Acorn Fund, Liberty Acorn
                                       International, Liberty Acorn USA, Liberty
                                       Acorn Twenty and Liberty Acorn Foreign
                                       Forty
     "Advisor"                         Liberty Wanger Asset Management, L.P.,
                                       the Fund's investment advisor and
                                       administrator
     "LFD"                             Liberty Funds Distributor, Inc., the
                                       Fund's distributor
     "LFS"                             Liberty Funds Services, Inc., the Fund's
                                       investor services and transfer agent
     "CDSC"                            Contingent Deferred Sales Charge
     "FSF"                             Financial Service Firm

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1992 as successor to The Acorn Fund, Inc., which became the Acorn Fund series of the Trust. The Funds are series of the Trust, and each Fund is an open-end, management investment company. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by Fund or by class.
Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting.

The Trust changed its name from "Acorn Investment Trust" to its current name on September 29, 2000. On that date, the Funds also changed their names from "Acorn Fund," "Acorn International," "Acorn USA," "Acorn Twenty" and "Acorn Foreign Forty" to their current names.

INVESTMENT POLICIES

Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Twenty and Liberty Acorn Foreign Forty invest with the objective of long-term growth of capital. The Funds are not designed for investors seeking primarily income rather than capital appreciation. The Funds are not, alone or together, a balanced investment program, and there can be no assurance that any of the Funds will achieve its investment objective.

The Funds are subject to the following fundamental investment policies, which may not be changed without the affirmative vote of a majority of that Fund's outstanding voting securities. The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Liberty Acorn Fund will not:
1. Invest more than 5% of its assets (valued at time of investment) in securities of any one issuer, except in government obligations;

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the fund's assets at the time of borrowing, and (b) in connection with transactions in options and in securities index futures [the fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets];

6. Pledge, mortgage or hypothecate its assets, except in connection with permitted borrowings;

7. Underwrite the distribution of securities of other issuers; however the fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the fund could be regarded as an underwriter as defined by that act with respect to such resale; but the fund will limit its total investment in restricted securities and in other securities for which there is no ready market to not more than 10% of its total assets at the time of acquisition;

8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

9. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

10. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

11. Sell securities short or maintain a short position, except short sales against-the-box;

12. Participate in a joint or on a joint or several basis in any trading account in securities;

13. Invest in companies for the purpose of management or the exercise of control;

14. Issue any senior security except to the extent permitted under the Investment Company Act of 1940;

15. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).

Liberty Acorn International will not:
1. With respect to 75% of the value of the fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Make loans, but this restriction shall not prevent the fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures. [The fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.];

6. Underwrite the distribution of securities of other issuers; however the fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the fund could be regarded as an underwriter as defined by that act with respect to such resale; but the fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its total assets at the time of acquisition;

7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

10. Sell securities short or maintain a short position, except short sales against-the-box.

11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Liberty Acorn USA will not:
1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government securities;

4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

6. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Each of Liberty Acorn Twenty and Liberty Acorn Foreign Forty will not:
1. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

2. With respect to 50% of the value of the Fund's total assets, purchase the securities of any issuer (other than cash items and U.S. government securities and securities of other investment companies) if such purchase would cause the Fund's holdings of that issuer to exceed 5% of the Fund's total assets;

3. Invest more than 25% of its total assets in a single issuer (other than U.S. government securities);

4. Invest more than 25% of its total assets in the securities of companies in a single industry (excluding U.S. government securities);

5. Make loans, but this restriction shall not prevent the Fund from (a) investing in debt securities, (b) investing in repurchase agreements, or
     (c) lending its portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

6. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

7. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

9. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

10. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

As non-fundamental investment policies which may be changed without a shareholder vote, each Fund may not:
a. Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940;

b. Invest more than 33% of its total assets (valued at time of investment) in securities of foreign issuers [this restriction applies only to Liberty Acorn Fund];

c. Invest more than 15% of its total assets in the securities of foreign issuers [this restriction applies only to Liberty Acorn Twenty];

d. Invest more than 10% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, not including securities represented by American Depository Receipts [this restriction applies only to Liberty Acorn USA];

e. Invest more than 15% of its total assets in securities of United States issuers, under normal market conditions [this restriction applies only to Liberty Acorn Foreign Forty];

f. Invest in companies for the purpose of management or the exercise of control;

g. Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures;

h. Invest more than 10% of its total assets (valued at the time of investment) in restricted securities [this restriction applies only to Liberty Acorn Fund, Liberty Acorn International and Liberty Acorn USA];

i. Invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days; and

j. Make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities.

Notwithstanding the foregoing investment restrictions, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Twenty and Liberty Acorn Foreign Forty may purchase securities pursuant to the exercise of subscription rights, provided that, in the case of Liberty Acorn International and Liberty Acorn USA, such purchase will not result in either Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of Liberty Acorn International's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising its rights.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

PORTFOLIO TURNOVER

High portfolio turnover may cause a Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Fund. Under normal conditions, the portfolio turnover rates of Liberty Acorn Fund, and Liberty Acorn USA are expected to be below about 50% The portfolio turnover rate, under normal conditions, for Liberty Acorn International is expected to be below 75%. The portfolio turnover rate, under normal conditions, of Liberty Acorn Foreign Forty is likely to be greater than 50% but, under normal market conditions, is expected to be no more than about 100%. The portfolio turnover rate of Liberty Acorn Twenty is likely to be greater than 100% but, under normal market conditions, is expected to be no more than about 175%.

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT PRACTICES

Additional information concerning certain of the Funds' investments and investment practices is set forth below.

Common Stocks

The Funds invest mostly in common stocks, which represent an equity interest (ownership) in a corporation. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. The Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks. Over time, common stocks have historically provided superior long-term capital growth potential.
However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period. Under normal conditions, the Funds' common stock investments (as a percent of total assets) are allocated as follows:

              ----------------------------------------------------
                                       U.S.           Foreign
                                       Companies      Companies
              ----------------------------------------------------
               Fund                    Maximum        Maximum
              ----------------------------------------------------
               Liberty Acorn Fund      no limit       up to 33%
               Liberty Acorn           up to 25%      no limit
                 International
               Liberty Acorn USA       no limit       up to 10%
               Liberty Acorn Twenty    no limit       up to 15%
               Liberty Acorn Foreign   up to 15%      no limit
                 Forty
              ----------------------------------------------------

Liberty Acorn Twenty usually limits its investments in foreign companies to those whose operations are primarily in the U.S.
Liberty Acorn Foreign Forty usually limits its investments in U.S. companies to those whose operations are primarily overseas.
See also the discussion of foreign securities below.

Diversification

Diversification is a means of reducing risk by investing in a broad range of stocks or other securities. Because Liberty Acorn Twenty and Liberty Acorn Foreign Forty are non-diversified, those Funds have the ability to take larger positions in a smaller number of issuers. The appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified fund, because it is likely to have a greater percentage of its assets invested in that stock. As a result, the share price of Liberty Acorn Twenty and Liberty Acorn Foreign Forty can be expected to fluctuate more than that of broadly diversified Funds investing in similar securities. Because they are non-diversified, those Funds are not subject to the limitations under the Act in the percentage of their assets that they may invest in any one issuer. Both Funds, however, intend to comply with the diversification standards for regulated investment companies under Subchapter M of the Internal Revenue Code (summarized above under "Investment Policies").

Although Liberty Acorn Foreign Forty is registered as a non-diversified fund, it has (through the date of this SAI) invested as if it were diversified. Liberty Acorn Foreign Forty expects that it will begin to invest in a non-diversified manner when it believes market conditions are appropriate to do so. However, if Liberty Acorn Foreign Forty's investments remain diversified through November 23, 2001 (three years after it began operations), the Fund will lose the ability to invest in a non-diversified manner and would thereafter be a diversified fund. Liberty Acorn Foreign Forty would not be able to become non-diversified unless it sought and obtained the approval of the holders of a "majority of its outstanding voting securities," as defined in the Act.

Foreign Securities

The Funds invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. As noted above, under normal market conditions, each Fund may invest in foreign securities (as a percentage of total assets) as set forth below:


                    -------------------------------------
                                              Foreign
                                              Companies
                    -------------------------------------
                     Fund                     Maximum
                    -------------------------------------
                     Liberty Acorn Fund       up to 33%
                     Liberty Acorn            no limit
                       International
                     Liberty Acorn USA        up to 10%
                     Liberty Acorn Twenty     up to 15%
                     Liberty Acorn Foreign    no limit
                       Forty
                    -------------------------------------


Liberty Acorn Foreign Forty invests primarily in developed countries but may invest up to 15% of its total assets in securities of companies with broad international interest that are domiciled in the United States or in countries considered "emerging markets," if the operations of those companies are located primarily in developed overseas markets. The Funds use the terms "developed markets" and "emerging markets" as those terms are defined by the International Financial Corporation, a member of the World Bank Group ("IFC"). "Emerging markets" as used by the Fund includes markets designated "frontier markets" by the IFC. Liberty Acorn Foreign Forty does not intend to invest more than 5% of its total assets in those countries included in the "emerging markets" or "frontier markets" categories.

Liberty Acorn Twenty usually limits its investments in foreign companies to those whose operations are primarily in the U.S.

The Funds may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted.
ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs trade in both U.S. and non-U.S. markets. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Funds may invest in both "sponsored" and "unsponsored" depositary receipts. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Therefore, in the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored depositary receipt. None of the Funds expects to invest 5% or more of its total assets in unsponsored depositary receipts.

The Funds' investment performance is affected by the strength or weakness of the U.S. dollar against the currencies of the foreign markets in which its securities trade or in which they are denominated. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions.")

Currency Exchange Transactions

The Funds may enter into currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which the Funds may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of a fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Advisor may aggregate such positions as to the currency hedged.

If a Fund enters into a forward contract hedging an anticipated purchase of portfolio securities, assets of that Fund having a value at least as great as the Fund's commitment under such forward contract will be segregated on the books of the Fund while the contract is outstanding.

At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, that Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Synthetic Foreign Money Market Positions. The Funds may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Funds may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency (generally U.S. dollars) and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign money market instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the Funds' investment limits.

OTC Derivatives. The Funds may buy and sell over-the-counter ("OTC") derivatives. Unlike exchange-traded derivatives, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC derivatives (derivatives not traded on exchanges) generally are established through negotiation with the other party to the contract. While this type of arrangement allows a Fund greater flexibility to tailor an instrument to its needs, OTC derivatives generally involve greater credit risk than exchange-traded derivatives, which are guaranteed by the clearing organization of the exchanges where they are traded. Each Fund will limit its investments so that no more than 5% of its total assets will be placed at risk in the use of OTC derivatives. See "Illiquid and Restricted Securities" below for more information on the risks associated with investing in OTC derivatives.

Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

If trading were suspended in an option purchased or written by one of the Funds, that Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts. The Funds may use interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /1/ at a specified price and time. A public market exists in
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futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index; the Value Line Composite Index; the Russell 2000 Index; and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

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/1/  A futures contract on an index is an agreement pursuant to which two
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     parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

To the extent required by regulatory authorities having jurisdiction over the Funds, the Funds will limit their use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against fluctuations in the general level of stock prices, anticipated changes in interest rates, or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. The Fund's hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or currency exchange rates or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or currency exchange rates or declines in interest rates. Although other techniques could be used to reduce the Funds' exposure to stock price, interest rate, and currency fluctuations, the Funds may be able to hedge their exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The success of any hedging technique depends on Liberty WAM's ability to correctly predict changes in the level and direction of stock prices, interest rates, currency exchange rates, and other factors. Should those predictions be incorrect, a Fund's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, Liberty WAM might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian or broker a specified amount of cash or U.S. government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded; however, the margin requirement may be modified during the term of the contract, and the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between that Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value ("NAV"), the Funds will mark-to-market their open futures positions.

The Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts they write. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Funds.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. Conversely, if an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options, and the related securities, including technical influences in futures and futures options trading and differences between the Funds' investments being hedged and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund's portfolio. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures. A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /2/ would exceed 5% of the Fund's total assets.
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When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian or broker readily-marketable securities having a fair market value (including any margin) at least equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian or broker readily-marketable securities having a fair market value (including any margin) at least equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

A Fund may not maintain open short positions in futures contracts, call options written on futures contracts, or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool," the "underlying commodity value" of each long position in a commodity contract in which a Fund invests will not at any time exceed the sum of:

     (1) the value of short-term U.S. debt obligations or other U.S. dollar denominated high-quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract;

     (2)  unrealized appreciation on the contract held by the broker; and

     (3)  cash proceeds from existing investments due in not more than 30 days.

     "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

Swap Agreements. A swap agreement is generally individually negotiated and structured to include exposure to one or more of a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or

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/2/  A call option is "in-the-money" if the value of the futures contract that
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     is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

decrease a Fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A Fund may enter into any form of swap agreement if the Advisor determines it is consistent with that Fund's investment objective and policies, but each Fund will limit its use of swap agreements so that no more than 5% of its total assets will be invested in such agreements.

A swap agreement tends to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase that Fund's exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a Fund's investments and its NAV.

The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, that Fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. The Advisor expects to be able to eliminate a Fund's exposure under any swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

A Fund will segregate assets to cover its current obligations under a swap agreement. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of that Fund's accumulated obligations under the swap agreement over the accumulated amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of that Fund's accumulated obligations under the agreement.

Short Sales Against the Box

Each Fund may make short sales of securities if, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This technique is called selling short "against the box." Although permitted by its investment restrictions, the Funds do not currently intend to sell securities short.

In a short sale against the box, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Funds will incur transaction costs in connection with short sales.

In addition to enabling the Funds to hedge against market risk, short sales may afford a Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

The Taxpayer Relief Act of 1997 imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales.

Debt Securities

The Funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds"), and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by the Funds or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that Liberty Acorn International may not invest more than 20% of its assets in securities rated below investment grade or considered by the Advisor to be of comparable credit quality. Neither Liberty Acorn Fund nor Liberty Acorn International expects to invest more than 5% of its net assets in such securities during the current fiscal year. Each of Liberty Acorn USA, Liberty Acorn Twenty and Liberty Acorn Foreign Forty do not intend to invest more than 20% of their total assets in debt securities nor more than 5% of their total assets in securities rated at or lower than the lowest investment grade.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions. A more complete description of the characteristics of bonds in each ratings category is included in Appendix I to this SAI.

Illiquid and Restricted Securities

The Funds may not invest in illiquid securities, if as a result they would comprise more than 15% of the value of the net assets of the Fund. An illiquid security generally is one that cannot be sold in the ordinary course of business within seven days at substantially the value assigned to it in calculations of a Fund's net asset value. Repurchase agreements maturing in more than seven days, OTC derivatives and restricted securities are generally illiquid; other types of investments may also be illiquid from time to time. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, that Fund will take appropriate steps to protect liquidity. Illiquid securities are priced at a fair value determined in good faith by the board of trustees or its delegate.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at a fair value as determined in good faith by the board of trustees. Neither Liberty Acorn Fund, Liberty Acorn International nor Liberty Acorn USA will invest more than 10% of its total assets (valued at the time of investment) in restricted securities.

Notwithstanding the above, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the board of trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction of investing no more than 10% (for Liberty Acorn Fund) or 15% (for Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Twenty and Liberty Acorn Foreign Forty) of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and
(4) nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that a Fund does not invest more than the specified percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Repurchase Agreements

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers the Advisor believes present minimal credit risks in accordance with guidelines approved by the board of trustees. The Advisor will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, the Advisor's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on a Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.


When-Issued and Delayed Delivery Securities; Reverse Repurchase Agreements

The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Advisor deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed delivery basis.

A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase NAV fluctuation. The Funds have no present intention of investing in reverse repurchase agreements.

Temporary Strategies

The Funds have the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the Advisor may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. issuers (or, in the case of Liberty Acorn Fund, Liberty Acorn International and Liberty Acorn Foreign Forty, those of foreign issuers), and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when, or for how long a Fund might employ defensive strategies.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Line of Credit

Liberty Acorn maintains a line of credit with a group of banks in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the Funds would be subject to each Fund's restrictions on borrowing under "Investment Policies," above.

TAXES - GENERAL

In this section, all discussions of taxation at the shareholder level relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons.

Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by each Fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate alternative minimum tax. The dividends received deduction for eligible dividends is subject to a holding period requirement.

Dividends paid by Liberty Acorn International and Liberty Acorn Foreign Forty are generally not eligible for the dividends-received deduction for corporate shareholders because little or none of those Funds' income consists of dividends paid by United States corporations. A portion of the dividends paid by Liberty Acorn Fund, Liberty Acorn USA and Liberty Acorn Twenty is generally eligible for the dividends-received deduction. Capital gain distributions paid from the Funds are never eligible for this deduction.

Fund Distributions. Distributions from a Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for one year or less) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed at a rate of 20%. The maximum long-term capital gains rate will decrease from 20% to 18% for capital assets that have been held for more than five years and whose holding periods begin after December 31, 2000.

Distributions will be taxed as described above whether received in cash or in Fund shares. Dividends and distributions on the

Funds' shares are generally subject to federal income tax as described herein to the extent they do not exceed a Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

Return of Capital Distributions. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Funds from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from a Fund.

Sales of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to Liberty Acorn. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

Excise Tax. To the extent that a Fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

Tax Accounting Principles. To qualify as a "regulated investment company," each Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities) and (c) distribute at least 90% of its ordinary income (inclusive of net short-term capital gains) earned each year.

Hedging Transactions. If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

Options and Futures. If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

If a Fund writes an equity call option/3/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

For federal income tax purposes, a Fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of the hedged securities.

If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

The Internal Revenue Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or "forward contracts" (as defined by the Code) with respect to, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

In order for the Funds to continue to qualify for federal income tax treatment as regulated investment companies, at least 90% of

_____________
/3/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

each Fund's gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

The Funds intend to distribute to shareholders annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of the Funds. Shareholders will be advised of the nature of such capital gain distributions.

Securities Issued at a Discount. A Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

Foreign Transactions. A Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the income dividend paid by a Fund will be increased; if the result is a loss, the income dividend paid by a Fund will be decreased.

If more than 50% of a Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to a Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Internal Revenue Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by a Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Each of Liberty Acorn International and Liberty Acorn Foreign Forty intends to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that it will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of Liberty Acorn International or Liberty Acorn Foreign Forty, if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, including retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits. Liberty Acorn Fund, Liberty Acorn USA and Liberty Acorn Twenty do not expect to be able to "pass through" foreign tax credits.

Investment by a Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, a Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

MANAGEMENT OF THE TRUST

Each of the Advisor, LFS and LFD is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117. On November 1, 2000, Liberty Financial announced that it has retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty Financial.


Trustees and Officers
The board of trustees has overall management responsibility for the Funds. The officers and Trustees of the Trust are:

                        Position(s) Held
       Name and               with
    Date of Birth         Liberty Acorn                Principal Occupation(s) During Past Five Years
    -------------       ----------------               ----------------------------------------------
Irving B. Harris        Trustee and          Chairman, The Harris Foundation (charitable foundation).
8/4/1910                chairman

Ralph Wanger*           Trustee and          Portfolio manager, Liberty WAM and WAM; principal, WAM until September
6/21/1934               president            29, 2000; president, WAM Ltd. since July 1992; Trustee and president,
                                             Wanger Advisors Trust; director, Wanger Investment Company plc.

Leo A. Guthart          Trustee              Executive vice president, Honeywell International (home and building
9/26/1937                                    control); Chairman, Cylink Corporation (supplier of encryption equipment); director, AptarGroup, Inc. (producer of dispensing values, pumps and closures); former chairman of the board of trustees, Hofstra
                                             University; director, Symbol Technologies, Inc. since December 1999;
                                             chairman, Long Island Venture Fund, L.P.

Jerome Kahn, Jr.        Trustee              President, William Harris Investors, Inc. (investment adviser).
4/13/1934

Steven N. Kaplan        Trustee              Neubauer Family Professor of Entrepreneurship and Finance, Graduate
12/21/1959                                   School of Business, University of Chicago; director, ImageMax (provider of document management products and services); director, divine
                                             interVentures, Inc. (business to business e-commerce).

David C. Kleinman       Trustee              Adjunct professor of strategic management, University of Chicago
10/12/1935                                   Graduate School of Business; Business consultant; Chairman of the
                                             Board, Irex Corporation (insulation contractor); Director, Sonic
                                             Foundry, Inc. (software); FirstCom Corp. (competitive local exchange carrier); Organics Management Company (organic waste processor);
                                             Wisconsin Paper & Products (paper merchant); Plymouth Tube Company
                                             (seamless and welded metal tubing); Member of the advisory board, DSC
                                             Logistics Company (warehousing and logistics services).

Charles P. McQuaid*     Trustee and senior   Portfolio manager and director of research, Liberty WAM since July
8/27/1953               vice president       1992; Principal, WAM from July 1992 to September 29, 2000; Trustee and senior vice president, Wanger Advisors Trust; co-manager, Liberty Acorn
                                             Fund.

Roger S. Meier          Trustee              CEO and Chairman of the Board,
1/18/1926                                    AMCO, Inc. (investment and real
                                             estate management); president,
                                             AMCO, Inc. 1986-1999; director,
                                             Fred Meyer, Inc. (retail chain)
                                             until 1999; advisory board member,
                                             Key Bank of Oregon (banking);
                                             chairman of Investment Counsel and
                                             member of Committee of Legacy
                                             Systems (hospital); Executive
                                             director and chairman of investment
                                             committee and Trustee, Portland Art
                                             Museum.

Allan B. Muchin         Trustee              Partner, Katten, Muchin & Zavis
1/10/1936                                    (law firm); director, Alberto-
                                             Culver Company (toiletries).

Robert E. Nason         Trustee and vice     Consultant and private investor
7/29/1936               chairman             since 1998; from 1990-1998,
                                             Executive partner and chief
                                             executive officer, member of the
                                             executive committee of Grant
                                             Thornton, LLP (public accounting
                                             firm) and member of the policy
                                             board of Grant Thornton
                                             International; director, Fruit of
                                             the Loom, Ltd. (apparel
                                             manufacturer) since February 2000;
                                             director, Fairfax Insurance Limited
                                             (privately owned insurance company)
                                             since October 1994.

J. Kevin Connaughton    Assistant            Treasurer of the Liberty Funds and
6/26/1964               Treasurer            of the Liberty All-Star Funds since
                                             December, 2000 (formerly controller
                                             of the Liberty Funds and of the
                                             Liberty All-Star Funds from
                                             February, 1998 to October, 2000);
                                             Treasurer of the Stein Roe Funds
                                             since February, 2001 (formerly
                                             Controller from May, 2000 to
                                             February, 2001); vice president of
                                             Colonial Management Associates
                                             since February, 1998; Senior Tax
                                             Manager, Coopers & Lybrand, LLP
                                             from April, 1996 to January, 1998.


Diane M. Dustin         Assistant            Blue sky administrator, Liberty
1/2/1968                Secretary            Funds Group.


Maureen E. Dustin       Assistant            Blue sky administrator, Liberty
2/11/1959               Secretary            Funds Group.

Marcel P. Houtzager     Vice President       Analyst and portfolio manager,
10/26/1960                                   Liberty WAM and WAM since 1992;
                                             principal, WAM from 1995 to
                                             September 29, 2000.

Kevin S. Jacobs         Assistant            Assistant vice president, Liberty
4/13/1961               Secretary            Funds Group LLC since June 2000;
                                             senior legal product manager, First
                                             Union Corp. September 1999 to June
                                             2000; prior thereto, senior legal
                                             product manager, Colonial
                                             Management Assoc.

Kenneth A. Kalina       Assistant            Chief financial officer, Liberty
8/4/1959                Treasurer            WAM and WAM since April 2000;
                                             assistant treasurer, Wanger
                                             Advisors Trust; fund controller,
                                             Liberty WAM and WAM since September
                                             1995; prior thereto, treasurer of
                                             the Stein Roe Mutual Funds.

Bruce H. Lauer          Vice President,      Chief operating officer, Liberty
7/22/1957               Assistant            WAM and WAM since April 1995;
                        Secretary and        principal, WAM from January 2000
                        Treasurer            to September 29, 2000; vice
                                             president, treasurer and assistant
                                             secretary, Wanger Advisors Trust;
                                             director, Wanger Investment Company
                                             plc and New Americas Small Cap
                                             Fund.

Robert A. Mohn          Vice President       Analyst and portfolio manager,
9/13/1961                                    Liberty WAM and WAM since August
                                             1992; principal, WAM from 1995 to
                                             September 29, 2000; vice president,
                                             Wanger Advisors Trust.

John H. Park            Vice President       Analyst and portfolio manager,
5/30/1967                                    Liberty WAM and WAM since July
                                             1993; principal, WAM from 1998 to
                                             September 29, 2000; vice president,
                                             Wanger Advisors Trust.

Vincent P. Pietropaolo    Assistant          Vice president and Counsel,
5/7/1965                  Secretary          Liberty Financial since December
                                             1999; Associate, Morgan Lewis &
                                             Bockius, October 1998 to December
                                             1999; product manager, Putnam
                                             Investments April 1997 to October
                                             1998; contracting attorney May 1996
                                             to April 1997.

Leah J. Zell              Vice President     Analyst, and portfolio manager,
5/23/1949                                    Liberty WAM and WAM since July
                                             1992; vice president, Wanger
                                             Advisors Trust; managing director
                                             and member of trust committee, Chai
                                             Trust Company.


*Messrs. McQuaid and Wanger are Trustees who are interested persons of Liberty Acorn as defined in the Act, and of Liberty WAM. Mr. Wanger and Ms. Zell are married to each other. Messrs. Harris, Nason, and Wanger are members, and Mr. McQuaid is an alternate member, of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

The address for Mr. Wanger, Mr. McQuaid, Mr. Houtzager, Mr. Kalina, Mr. Lauer, Mr. Mohn, Mr. Park, and Ms. Zell is Liberty Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The address for Messrs. Harris and Kahn is Two North LaSalle Street, Suite 400, Chicago, Illinois 60602. The address for Messrs. Kaplan and Kleinman is 1101 East 58th Street, Chicago, Illinois 60637. The address for Mr. Guthart is 165 Eileen Way, Syosset, New York 11791. The address for Mr. Meier is 1211 S.W. Fifth Avenue, Portland, Oregon 97204. The address for Mr. Muchin is 525 W. Monroe Street, Suite 1600, Chicago, Illinois 60661-3693. The address for Mr. Nason is 567 Rockefeller Road, Lake Forest, Illinois 60045. The address for Mr. Connaughton, Mr. Jacobs, Mr. Pietropaolo, Ms. Diane Dustin, and Ms. Maureen Dustin is Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111.


During 2000 the Funds paid fees aggregating $548,000 to board members who were not affiliated with the Advisor. The following table sets forth the total compensation, (including any amounts deferred, as described below) paid by the Trust during the fiscal year ended December 31, 2000 to each of the Trustees of the Trust:

                        Aggregate Comp. From
                       -------------------------------------------

                                Liberty        Liberty       Liberty        Liberty       Liberty Acorn   Aggregate Comp.
Name of Trustee                 Acorn          Acorn         Acorn USA      Acorn         Foreign Forty   from
                                Fund           Int.                         Twenty                        Fund Complex
---------------------------------------------------------------------------------------------------------------------------
Irving B. Harris                $67,410        $49,815         $6,183         $1,055             $2,287         $126,750
Leo A. Guthart                  $27,004        $20,621         $2,788         $  437             $  900         $ 51,750
Jerome Kahn, Jr.                $26,823        $20,473         $2,367         $  437             $  900         $ 51,000
Steven N. Kaplan                $25,376        $19,561         $2,296         $  417             $  850         $ 48,500
David C. Kleinman               $30,655        $23,723         $2,530         $  495             $1,096         $ 58,500
Charles P. McQuaid              $     0        $     0         $    0         $    0             $    0         $      0
Roger S. Meier                  $26,655        $20,601         $2,407         $  437             $  900         $ 51,000
Allan B. Muchin                 $25,376        $19,561         $2,296         $  417             $  850         $ 48,500
Robert E. Nason                 $29,407        $22,519         $2,606         $  482             $  986         $ 56,000
Katherine Schipper*             $29,326        $22,580         $2,626         $  482             $  986         $ 56,000
Ralph Wanger                    $     0        $     0         $    0         $    0             $    0         $      0
---------------------------------------------------------------------------------------------------------------------------

*  Ms. Schipper resigned as a Trustee as of March 31, 2001.

The officers and Trustees affiliated with the Advisor serve without any compensation from the Trust. Liberty Acorn has adopted a deferred compensation plan (the Plan) for its non-interested Trustees. Under the Plan, the Trustees who are not "interested persons" of Liberty Acorn or Liberty WAM (participating Trustees) may defer receipt of all or a portion of their compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating Trustee is credited to a book reserve account as of the business day such compensation would have been paid to such Trustee. The deferred compensation accrues income from the date of credit in an amount equal to the amount that would have been earned had such deferred compensation (and all income earned thereon) been invested and reinvested in shares of one or more of the Funds. If a participating Trustee retires, such Trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating Trustee dies, any amount payable under the Plan will be paid to that Trustee's beneficiaries. Each Fund's obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund's obligations to make payments under the Plan.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Committees   The standing committees of the Fund's board of trustees are:

Committee       Members               Function                        No. of Meetings
---------       -------               --------                        Held in 2000
                                                                      ------------
Executive       Irving B. Harris      Has all of the powers of
                Ralph Wanger          the board of trustees
                Robert E. Nason       during intervals between        0
                Charles P. McQuaid    meetings of the board,
                (alternate)           with certain exceptions.


Audit                  David C. Kleinman     Make recommendations to the board of trustees
                       Robert E. Nason       regarding the selection of independent auditors for
                       Jerome Kahn, Jr.      the Trust, confer with the independent auditors
                                             regarding the scope and results of each audit and
                                             carry out the provisions of its charter.               3


Valuation              Ralph Wanger          Determine valuations of portfolio securities held
                       Irving B. Harris      by any series of the Trust in instances in which
                       Charles P. McQuaid    the valuation procedures adopted by the board of
                       Leo A. Guthart        trustees do not produce a fair value.                  5
                       (alternate)
                       Jerome Kahn, Jr.
                       (alternate)

Investment Advisory    Roger S. Meier        Make recommendations to the board of trustees
 Agreement             Leo A. Guthart        regarding the continuation or amendment of the
                       Jerome Kahn, Jr.      investment advisory agreements between the Trust
                       David C. Kleinman     and the Advisor.                                       1
                       Allan B. Muchin
                       Robert E. Nason

Nominating             Allan B. Muchin       Make recommendations to the board of trustees of
                       Irving B. Harris      candidates for nomination and election to the board.   0
                       Roger S. Meier
                       Robert E. Nason

Investment             David C. Kleinman     Examine methods of mutual fund performance
Performance Analysis   Steven N. Kaplan      measurement and make recommendations to the board
                       Ralph Wanger          of trustees about the types of performance reports
                                             to be provided to the board.                           0

Investment Advisor

Liberty Wanger Asset Management, L.P. (Liberty WAM) (formerly Wanger Asset Management, L.P. (WAM)), serves as the investment advisor for the Funds and for other institutional accounts. As of December 31, 2000, Liberty WAM had approximately $8.8 billion under management, including the Funds. Liberty WAM and its predecessor have managed mutual funds, including Liberty Acorn since 1992. WAM was renamed Liberty WAM on September 29, 2000 when it became a wholly owned subsidiary of Liberty Financial Companies (Liberty Financial).

Under its Investment Advisory Agreement with the Funds, the Advisor provides the Fund with discretionary investment services. Specifically, the Advisor is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objective, program, and restrictions as provided in the Funds' prospectuses and this SAI. The Advisor is also responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and the negotiation of commissions (see "Portfolio Transactions" below). The Administration Agreement provides for the payment to the Advisor of the fee described in the Prospectuses.

Under the Administration Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

The advisory fees paid to the Advisor by each Fund for the fiscal years ended December 31, 2000, 1999, and 1998 were as follows:

Fund                                                     2000                 1999                   1998
Liberty Acorn Fund                                          $26,750,000          $23,436,860            $24,905,000
Liberty Acorn International                                 $23,515,000          $15,668,082            $14,124,000
Liberty Acorn USA                                           $ 2,844,000          $ 2,805,167            $ 2,336,000
Liberty Acorn Twenty              gross advisory fee:       $   585,000          $   503,457            $    25,723
                                  exp. reimb:                        --              (23,136)               (12,202)
                                  ----------                -----------          -----------            -----------
                                  net advisory fee:         $   585,000          $   480,321            $    13,521

Liberty Acorn Foreign Forty       gross advisory fee:       $ 1,334,000          $   426,095            $    11,674
                                  exp. reimb:                        --              (42,270)               (11,875)
                                  ----------                                     -----------            -----------
                                  net advisory fee:         $ 1,334,000          $   383,825            $      (201)


The administrative fees paid to the Advisor by each Fund for the fiscal years ended December 31, 2000, 1999 and 1998 were as follows:

Fund                                                            2000                 1999                   1998
Liberty Acorn Fund                                           $1,958,000           $1,698,989             $1,812,000
Liberty Acorn International                                  $1,484,000           $  961,025             $  858,000
Liberty Acorn USA                                            $  152,000           $  150,256             $  124,000
Liberty Acorn Twenty                                         $   33,000           $   27,970             $    1,000*
Liberty Acorn Foreign Forty                                  $   70,000           $   22,426             $    1,000*

* From inception on November 23, 1998.

Portfolio Transactions

The Advisor places the orders for the purchase and sale of the Funds' portfolio securities and options and futures contracts. The Advisor's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Advisor's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Advisor's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Advisor's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Funds may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Advisor's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Advisor, and reports are made annually to the board of trustees of the Funds.

With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, the Advisor often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economists and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Advisor uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Funds, to such brokers or dealers to ensure the continued receipt of research products or services that the Advisor feels are useful. In certain instances, the Advisor receives from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Advisor makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Advisor (without prior agreement or understanding, as noted above) through transaction charges generated by transactions by clients (including the Funds) while the portions of the costs attributable to non-research usage of such products or services is paid by the Advisor in cash. No person acting on behalf of the Funds is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Advisor and not all such research products or services are used in connection with the management of the Funds.

With respect to the Funds' purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Advisor may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Advisor's attention, including investment research related to the security and provided to a Fund. Liberty Acorn has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for the Funds' portfolio securities held by the Funds. The custodian will credit any such fees received against its custodial fees. In addition, the board of trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the rules of the National Association of Securities Dealers.

Beginning in October 2002, the Advisor may use the services of AlphaTrade, Inc.
(ATI), a registered broker-dealer subsidiary of the Advisor, when buying or selling equity securities for the Fund's portfolio pursuant to procedures adopted by the Trustees and Rule 17e-1. Under the Rule, the Advisor must ensure that commissions the Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the Fund, and will use a clearing broker to settle trades.

Brokerage Commissions (dollars in thousands)

                                                               Year ended December 31, 2000
                                                               ----------------------------

                                                                                                   Liberty
                                            Liberty Acorn       Liberty Acorn     Liberty           Acorn        Liberty Acorn
                                                Fund            International     Acorn USA        Twenty        Foreign Forty
                                                ----            -------------     ---------        ------        -------------
Total commissions                             $3,136               $8,586           $366           $193              $569
Directed transactions                              *                    *              *              *                 *
Commissions on directed transactions           1,804                  994            297            139                72

(*)  Rounds to less than one.

Administration Agreement


Liberty Acorn has a separate administration agreement with the Advisor under which the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.05% of each Fund's average daily net assets. Pursuant to that agreement, the Advisor provides certain administrative services to each Fund, including: (i) maintaining the books and records, including financial and corporate records, of Liberty Acorn; (ii) supervising the preparation and filing of registration statements, notices, reports, tax returns and other documents;
(iii) overseeing and assisting in the coordination of the performance of administrative and professional services rendered to the Funds by others; (iv) providing administrative office and data processing facilities; (v) developing and implementing procedures to monitor each Fund's compliance with regulatory requirements and with each Fund's investment policies and restrictions; (vi) providing for the services of employees of the Advisor who may be appointed as officers of Liberty Acorn; and (vii) providing services to shareholders of the Funds. The Administration Agreement has a one year term. The Advisor has the power under the Administration Agreement to delegate some or all of its responsibilities to others, at the

Advisor's expense. The Advisor retains responsibility for any services it delegates. The Advisor has delegated some or all of the services provided pursuant to the Administration Agreement to affiliates of Liberty Financial.

Principal Underwriter

LFD is the principal underwriter of the Fund's shares. LFD has no obligation to buy shares, and purchases shares only upon receipt of orders from authorized financial service firms (FSFs) or investors.

LIBERTY ACORN'S CHARGES AND EXPENSES

Sales Charges (dollars in thousands)

                                                                       Class A Shares
                                                                Year ended December 31, 2000
                                                                ----------------------------
                                                                                                       Liberty
                                             Liberty                                      Liberty       Acorn
                                              Acorn      Liberty Acorn      Liberty        Acorn       Foreign
                                              Fund       International     Acorn USA      Twenty        Forty
                                              ----       -------------     ---------      ------        -----
Aggregate initial sales charges on Fund
 share sales                                  $491           $112             $21          $126          $41

Initial sales charges retained by LFD            0              0               0             0            0
Aggregate contingent deferred sales
  charges (CDSC) on Fund
  redemptions retained by LFD                    0              0               0             0            0

                                                                       Class B Shares
                                                                Year ended December 31, 2000
                                                                ----------------------------
                                                                                                       Liberty
                                             Liberty                                      Liberty       Acorn
                                              Acorn      Liberty Acorn      Liberty        Acorn       Foreign
                                              Fund       International     Acorn USA      Twenty        Forty
                                              ----       --------------    ---------      ------       ------
Aggregate CDSC on Fund redemptions
  retained by LFD                               $3         $*               $*             $*           $*

                                                                       Class C Shares
                                                                Year ended December 31, 2000
                                                                ----------------------------

Aggregate CDSC on Fund redemptions
  retained by LFD                               $*         $4               $0             $*           $0

  * Rounds to less than one.

The advisory fees the Funds pay to the Advisor are calculated daily and paid monthly, at the annual rates shown below:

Liberty Acorn Fund
                            Average Daily Net Assets              Rate of Fee
                            ------------------------              -----------
                            First $700 million                       0.75%
                            Next $1.3 billion                        0.70%
                            In excess of $2 billion                  0.65%

Liberty Acorn International
                            Average Daily Net Assets              Rate of Fee
                            ------------------------              -----------
                            First $100 million                       1.20%
                            Next $400 million                        0.95%
                            In excess of $500 million                0.75%

Liberty Acorn USA
                            Average Daily Net Assets              Rate of Fee
                            ------------------------              -----------
                            First $200 million                       0.95%
                            In excess of $200 million                0.90%

Liberty Acorn Twenty
                                                                  Rate of Fee
                                                                  -----------
                            All assets                               0.90%

Liberty Acorn Foreign Forty
                                                                  Rate of Fee
                                                                  -----------
                            All assets                               0.95%



Liberty WAM has voluntarily agreed to reimburse Liberty Acorn Twenty to the extent the ordinary operating expenses exceed 1.35% of the average annual net assets for Class Z, Class A, Class B and Class C shares. Liberty WAM has also voluntarily agreed to reimburse Liberty Acorn Foreign Forty to the extent the ordinary operating expenses exceed 1.45% of the average net assets for Class Z, Class A, Class B and Class C shares. These arrangements may be modified or terminated by either Liberty WAM or the Fund on 30 days' notice to the other.

Liberty Acorn has a separate administrative services agreement with the Advisor under which the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.05% of each Fund's average daily net assets.

Under the Fund's transfer agency and shareholder servicing agreement, the Funds pay LFS a monthly fee at the annual rate of .07% of average daily closing value of the total net assets for the Class A, Class B and Class C shares and certain specified fees on a per account basis, plus certain out-of-pocket expenses. The Funds also pay LFS a monthly fee for Class Z shares based on specified transactions on a per account basis, plus certain out-of-pocket expenses.

Ownership of the Fund

At March 31, 2001, the only persons known to own of record or beneficially 5% or more of the outstanding shares of any Fund were:

                                                                                        Percentage of
         Name and Address                         Fund                                   Outstanding
         ----------------                        -----                                   Shares Held
                                                                                         -----------
Charles Schwab & Co. Inc./(1)/               Liberty Acorn Fund Z                           8.26%
101 Montgomery Street                        Liberty Acorn International Z                 21.06%
San Francisco, CA 94101-4122                 Liberty Acorn USA Z                           19.16%
                                             Liberty Acorn Twenty Z                        10.16%
                                             Liberty Acorn Foreign Forty Z                  9.40%

National Financial Services Corp./(1)/       Liberty Acorn Fund Z                           7.56%
One World Financial Center                   Liberty Acorn International Z                 10.01%
200 Liberty Street                           Liberty Acorn USA Z                            5.13%
New York, NY 10281-1003                      Liberty Acorn Twenty Z                         6.21%
                                             Liberty Acorn Foreign Forty Z                 17.16%

State of Illinois Employees                  Liberty Acorn Fund Z                          12.51%
Deferred
Compensation Plan/(2)/
200 W. Washington
Springfield, IL 62706-0001

Firstar Bank TTEE                            Liberty Acorn USA Z                            5.81%
City of Milwaukee Deferred
Compensation Plan/(2)/
PO Box 1787
Milwaukee, WI 53201-1787

Vanguard Fiduciary Trust Co                  Liberty Acorn USA Z                            5.01%
Liberty Acorn USA
PO Box 2600
Valley Forge, PA 19482-2600

LPL Financial Services                       Liberty Acorn Foreign Forty Z                  7.48%
9785 Towne Centre Dr
San Diego, CA 92121-1968

WHI Equity Managers Fund LLC                 Liberty Acorn Foreign Forty Z                  5.55%
2 N. LaSalle Street, Suite 400
Chicago, IL 60602-3703

Paine Webber/(1)/                            Liberty Acorn USA A                           11.49%
P.O. Box 42828
Houston, TX 77242-2828

Merrill Lynch Pierce Fenner &                Liberty Acorn Fund A                           6.43%
Smith/(1)/
4800 Deer Lake Dr
Jacksonville, FL 32246-6484

A Cross Ranch A Partnership              Liberty Acorn USA C             16.99%
B. F. Allee
Larue Allee Switzer
Francine Allee McClasin PTNR
PO Box 765
Elk City, OK 73648-0765

NFSC FEBO # BCC-264709                   Liberty Acorn USA C             11.05%
Carol J. Cartwright Irrevocable
John B. Dennison
3423 Maplewood Drive
Minneapolis, MN 55418-1783

Advest Inc                               Liberty Acorn USA C              8.38%
90 State House SQ
Hartford, Ct 06103-3708

Barbara J. Cramer TTEE                   Liberty Acorn USA C              6.92%
Megan L. Cramer
540 Browning ST
Mill Valley, CA 94941-3752

Larue Allee Switzer Cust.                Liberty Acorn USA C              6.04%
John Allee Switzer
PO Box 129
Hammon, OK 73650-0129

Investors Bank & Trust IRA               Liberty Acorn USA C              5.77%
Michael B. McGee
28582 N. Clements Cir
Livonia, MI 48150-3172

Legg Mason Wood Walker Inc               Liberty Acorn USA C              5.50%
PO Box 1476
Baltimore, MD 21202

Larue Allee Switzer Cust.                Liberty Acorn USA C              5.27%
Lara Leigh Switzer
Uniform Transfer to Minors Act-OK
PO Box 129
Hammon, OK 73650-0129

Investors Bank & Trust IRA               Liberty Acorn Twenty C          12.90%
Richard N. Roscelli, Deceased
FBO Richard K. Roscelli
Beneficiary
16 Dalebrook Rd
Bloomfield, NJ 07003-4152

William Mitchelson                       Liberty Acorn Twenty C          10.53%
NFSC FEBO #HOM-105422
Salem Five Cents Savings Bank
210 Essex St.
Salem, MA 01970-3705

(1)  Shares are held of record on behalf of customers, and not beneficially.
(2) Shares are held of record on behalf of plan participants, and not beneficially.

At March 31, 2001, the Trustees and officers of Liberty Acorn as a group owned beneficially less than 1% of the outstanding Class Z shares of Liberty Acorn Fund, less than 1% of the outstanding Class Z shares of Liberty Acorn International, 1.12% of the outstanding Class Z shares of Liberty Acorn USA, 1.57% of the outstanding Class Z shares of Liberty Acorn Twenty, and 1.21% of the outstanding Class Z shares of Liberty Acorn Foreign Forty. This includes shares held in the Liberty WAM profit sharing plan. Mr. McQuaid, a Trustee of Liberty Acorn, is a Trustee of the plan, and has beneficial interest by virtue of having voting discretion over the shares held in the plan.


12b-1 Plan, Contingent Deferred Sales Charges and Conversion of Shares

Each Fund offers four classes of shares - Class A, Class B, Class C and Class Z. Each Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act for each class except Class Z. Under the Plan, each Fund pays LFD service and distribution fees at the annual rates described in the Prospectus for that Funds' Class A, Class B and Class C shares. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution and service fees are payable regardless of LFD's expenses, LFD may realize a profit from the fees. The Plan authorizes any other payments by the Funds to LFD and its affiliates (including the Advisor) with respect to the Class A, B and C shares to the extent that such payments might be construed to be indirect financing of the distribution of those shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such Independent Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a Contingent Deferred Sales Charge (CDSC). Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectus.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Sales-related expenses (dollars in thousands) of Liberty Funds Distributor, Inc. relating to the Funds were:

Liberty Acorn Fund

                                                                 Year ended December 31, 2000
                                                                 ----------------------------
                                                       Class A Shares    Class B Shares    Class C Shares
                                                       --------------    --------------    --------------
 Fees to FSFs                                               $68               $635              $ 1
 Cost of sales material relating to the Fund
  (including printing and mailing expenses)                  78                 59               32
 Allocated travel, entertainment and other
  promotional (including advertising)                        78                 59               32

Liberty Acorn USA

                                                                 Year ended December 31, 2000
                                                                 ----------------------------
                                                       Class A Shares    Class B Shares    Class C Shares
                                                       --------------    --------------    --------------
 Fees to FSFs                                                $3                $47               $0
 Cost of sales material relating to the Fund
  (including printing and mailing expenses)                   8                 10                6
 Allocated travel, entertainment and other
  promotional (including advertising)                         4                  4                3

Liberty Acorn Twenty

                                                                 Year ended December 31, 2000
                                                                 ----------------------------
                                                       Class A Shares    Class B Shares    Class C Shares
                                                       --------------    --------------    --------------
 Fees to FSFs                                               $22               $168               $0
 Cost of sales material relating to the Fund
  (including printing and mailing expenses)                  15                 16                4
 Allocated Travel, entertainment and other
  promotional (including advertising)                        15                 16                4

Liberty Acorn International

                                                                 Year ended December 31, 2000
                                                                 ----------------------------
                                                       Class A Shares    Class B Shares    Class C Shares
                                                       --------------    --------------    --------------
 Fees to FSFs                                               $30               $213              $ 0
 Cost of sales material relating to the Fund
  (including printing and mailing expenses)                  44                 22               16
 Allocated Travel, entertainment and other
  promotional (including advertising)                        43                 21               16

Liberty Acorn Foreign Forty

                                                                 Year ended December 31, 2000
                                                                 ----------------------------
                                                       Class A Shares    Class B Shares    Class C Shares
                                                       --------------    --------------    --------------
 Fees to FSFs                                               $ 7                $65              $ 0
 Cost of sales material relating to the Fund
  (including printing and mailing expenses)                  15                  6               15
 Allocated Travel, entertainment and other
  promotional (including advertising)                        14                  6               14

CODE OF ETHICS

The 1940 Act and rules thereunder require that the Trust and the Advisor establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Funds might take advantage of that knowledge for their own benefit. The Trust, the Advisor and LFD each have adopted Codes of Ethics to meet those concerns and legal requirements. Although the Codes do not prohibit employees who have knowledge of the investments and investment intentions of the Funds from engaging in personal securities investing, they do regulate such personal securities investing by these employees as a part of the effort by the Trust and the Advisor to detect and prevent conflicts of interest.

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 8502, Boston Massachusetts 02266-8502 ("State Street") is the custodian of the assets of the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Funds. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized State Street to deposit certain portfolio securities of the Funds in central depository systems as permitted under federal law. The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street.

INDEPENDENT AUDITORS

Ernst & Young LLP, located at Sears Tower, 233 South Wacker Drive, Chicago, IL 60606, are the Fund's independent auditors providing audit services, tax return review, other tax consulting services, and assistance and consultation in connection with the review of various SEC filings.

DETERMINATION OF NET ASSET VALUE

The Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (normally 4:00 p.m. Eastern time), each day the Exchange is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Liberty Acorn Fund, Liberty Acorn International and Liberty Acorn Foreign Forty may invest in securities which are primarily listed on foreign exchanges that are open and allow trading on days on which the Funds do not determine NAV.
This may significantly affect the NAV of Liberty Acorn Fund, Liberty Acorn International and Liberty Acorn Foreign Forty's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Funds' Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Fund positions for which there are no such valuations and other assets are valued at a fair value as determined by the Advisor in good faith under the direction of the Funds' Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Funds' NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Funds' Trustees.

HOW TO BUY SHARES

The Prospectuses contain a general description of how investors may buy shares of the Funds and tables of charges. This SAI contains additional information which may be of interest to investors.

The Funds will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to a Fund before the Fund processes that day's transactions. If the FSF fails to transmit before a Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which a Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of a Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank. Checks presented for the purchase of shares of a Fund which are returned by the purchaser's bank will subject the purchaser to a $15 service fee for each check returned.

Each Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the Funds' Prospectuses less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charges.
Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under General Information Regarding Buying and Selling Shares in the Prospectuses. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C or Z shares. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Funds' SAI) to FSFs that agree to promote the sale of shares of the Funds or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Funds' shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

Automatic Investment Plan. As a convenience to investors, shares of any Fund may be purchased through the Automatic Investment Plan. Pre-authorized monthly bank drafts or electronic funds transfer for a fixed amount of at least $50 are used to purchase Fund shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

Tax-Sheltered Retirement Plans. LFD offers prototype tax-qualified plans, including IRAs, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $15 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $15 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling LFS, shareholders, beneficiaries or their FSFs of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, on Class A, Class B or Class C shares may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

Exchanges for Affiliates of Investment Advisor. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

Rights of Accumulation (Class A and Class B only). Reduced sales charges on Class A, and B shares can be effected by combining a current purchase with prior purchases of shares of the Liberty funds. The applicable sales charge is based on the combined total of:

1.   the current purchase; and
2. the value at the public offering price at the close of business on the previous day of all Liberty fund shares held by the shareholder or donor (except Class A shares of any Liberty money market fund, unless such shares were acquired by exchange from Class A shares of another Liberty fund other than a money market fund).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's or donor's holdings by LFS. The Fund may terminate or amend this Right of Accumulation.

Statement of Intent (Class A only). Any person may qualify for reduced sales charges on purchases of Class A shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Liberty fund shares held by the shareholder on the date of the Statement in Liberty funds (except Class A shares of any Liberty money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market Liberty fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period. If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

Reinstatement Privilege. An investor who has redeemed Fund shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of the same Class of a Fund at the NAV next determined after LFS receives a written reinstatement request and payment. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calender days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Privileges of Employees or Financial Service Firms. Class A shares of the Funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.


Sponsored Arrangements. Class A shares of the Funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Funds on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A shares of the Funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which a Fund is included as an investment option in programs involving fee-based compensation arrangements and by participants in certain retirement plans.

Waiver of Contingent Deferred Sales Charges (CDSCs) (Classes B and C shares). CDSCs may be waived on redemptions in the following situations with the proper documentation:

1.   Death. CDSCs may be waived on redemptions within one year following the
     -----
     death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.   Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions
     --------------------------------
     occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply to Class B or C accounts if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares - Systematic Withdrawal Plan."

3.   Disability. CDSCs may be waived on redemptions occurring within one year
     ----------
     after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4.   Death of a Trustee. CDSCs may be waived on redemptions occurring upon
     ------------------
     dissolution of a revocable living or grantor trust following the death of the sole Trustee where (i) the grantor of the trust is the sole Trustee and the sole life beneficiary, (ii) death occurs following the purchase and
     (iii) the trust document provides for dissolution of the trust upon the Trustee's death. If the account is transferred to a new registration (including that of a successor Trustee), the applicable CDSC will be charged upon any subsequent redemption.

5.   Returns of excess contributions. CDSCs may be waived on redemptions
     -------------------------------
     required to return excess contributions made to retirement plans or IRAs, so long as the FSF agrees to return the applicable portion of any commission paid by LFD.

6.   Qualified Retirement Plans. CDSCs may be waived on redemptions required to
     --------------------------
     make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

Exchanges for Affiliates of Investment Advisor

Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Funds or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, Liberty Acorn will delay sending proceeds for up to 15 days in order to protect the Funds against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Funds, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Funds receive the request in proper form. Signatures on some redemption requests must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution, as described in the prospectus. Stock power forms are available from FSFs, LFS, and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and IRA holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Funds' shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

Systematic Withdrawal Plan

If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in the Funds designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election of the shareholder's investment. Withdrawals from Class B and C shares of the under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of the Funds in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the excess over 12%. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other distributions payable in shares of the Funds rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Funds (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

Liberty Acorn may terminate a shareholder's SWP if the shareholder's Account Balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Funds as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name", the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

Telephone Redemptions. Telephone redemption privileges are described in the Prospectus.

Non Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, the Fund may make the payment or a portion of the payment with portfolio securities held by the Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

Fast Cash. As a convenience to investors, a shareholder is automatically eligible to redeem up to $100,000 from the shareholder's account in a 30-day period and have it mailed to the shareholder's address of record. This service is not available within 30 days of an address change. Shareholders wishing to avail themselves of this service, should complete the appropriate section of the Application.

How to Exchange Shares

Exchanges at net asset value may be made at any time from any other continuously offered fund distributed by LFD into shares of the same class of a Fund. The Class A and B shares of the Funds may be exchanged for the same class of shares of any other continuously offered funds distributed by LFD (with certain exceptions) on the basis of the NAVs per share at the time of exchange and only once per twelve-month period measured from the time the account was opened. The Class C shares of the Funds may be exchanged for the same class of shares of any other continuously offered funds distributed by LFD but only one "roundtrip" exchange of such Class may be made per three-month period, measured from the date of the initial purchase. The Class Z shares of the Funds may be exchanged for the Class A or Class Z shares of any other fund distributed by LFD (with certain exceptions). The prospectus of each fund distributed by LFD describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds distributed by LFD are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes and/or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another Liberty fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and, share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

An exchange is generally a sale transaction for federal income tax purposes and may result in capital gain or loss. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

Liberty Acorn may suspend shareholders' right of redemption or postpone payment for more than seven days (i) if the Exchange is closed for other than customary weekends or holidays, (ii) during certain periods when trading on the Exchange is restricted, (iii) during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of its net assets, or (v) during any other period permitted by order of the SEC for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trust's Trustees. The Declaration provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular Fund incurring financial loss on account of another Fund is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other Fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History," Liberty Acorn will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders for the purpose of electing Trustees. Trustees may be removed from office, with or without cause, by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectuses and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all Funds would vote together, irrespective of Fund, on the election of Trustees or the selection of independent accountants, but each Fund would vote separately from the others on other matters, such as changes in the investment policies of that Fund or the approval of the management agreement for that Fund.

PERFORMANCE MEASURES AND INFORMATION

Total Return

Standardized total return and average annual total return. Total return on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a given period. Total return percentage may be calculated by dividing the value of a share at the end of a given period by the value of the share at the beginning of the period and subtracting one. Although they may do so in the future, each Fund typically does not calculate or advertise total return. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of each Fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of each Fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding. For example, the Average Annual Total Return on a $1,000 investment in Class Z shares of each Fund for the following periods ended December 31, 2000 were:

         LIBERTY ACORN FUND                                  Average Annual
         ------------------
                                                              Total Return
                                                             --------------

         1 year                                                   10.06%
         5 years                                                  18.97%
         10 years                                                 20.50%
         Life of Fund (inception 6/10/70)                         16.91%



         LIBERTY ACORN INTERNATIONAL                         Average Annual
         ---------------------------
                                                              Total Return
                                                             --------------

         1 year                                                  -20.02%
         5 years                                                  14.87%
         Life of Fund (inception 9/23/92)                         15.69%


         LIBERTY ACORN USA                                   Average Annual
         -----------------
                                                              Total Return
                                                             --------------

         1 year                                                   -8.99%
         3 years                                                   5.80%
         Life of Fund (inception 9/4/96)                          14.93%


         LIBERTY ACORN TWENTY                                Average Annual
         --------------------
                                                              Total Return
                                                             --------------

         1 Year                                                   11.68%
         Life of Fund (inception 11/23/98)                        22.99%


         LIBERTY ACORN FOREIGN FORTY                         Average Annual
         ---------------------------
                                                              Total Return
                                                             --------------

         1 Year                                                  -13.35%
         Life of Fund (inception 11/23/98)                        29.75%

Nonstandardized total return. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares for periods prior to their inception includes (a) the performance of the newer class of shares since inception (October 16, 2000) and (b) the performance of the oldest existing class of shares from its inception date up to the date the newer class was offered for sale. The performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

For example, the Average Total Return on a $1,000 investment in Class Z shares of each Fund restated to reflect the effects of sales charges of the Class A, Class B and Class C shares, respectively, for the following periods ended December 31, 2000 are:

         LIBERTY ACORN FUND                                        Average Annual
         ------------------
                                                                    Total Return
                                                                    ------------
                                                     Class A           Class B         Class C
                                                     -------           -------         -------
         1 year                                        3.62%            5.18%           8.89%
         5 years                                      17.55%           18.72%          18.92%
         10 years                                     19.78%           20.47%          20.47%

         LIBERTY ACORN INTERNATIONAL                               Average Annual
         ---------------------------
                                                                    Total Return
                                                                    ------------

                                                     Class A           Class B         Class C
                                                     -------           -------         -------
         1 year                                      -24.65%          -23.52%         -20.82%
         5 years                                      13.51%           14.60%          14.83%
         Life of Fund (inception 9/23/92)             14.86%           15.67%          15.67%

         LIBERTY ACORN USA                                           Average Annual
         -----------------
                                                                      Total Return
                                                                      ------------

                                                     Class A           Class B         Class C
                                                     -------           -------         -------
         1 year                                      -14.34%          -13.61%         -10.06%
         3 years                                       3.69%            4.85%           5.73%
         Life of Fund (inception 9/4/96)              13.33%           14.58%          14.87%

         LIBERTY ACORN TWENTY                                       Average Annual
         --------------------
                                                                     Total Return
                                                                     ------------

                                                     Class A           Class B         Class C
                                                     -------           -------         -------
         1 year                                        5.18%            6.44%          10.44%
         Life of Fund (inception 11/23/98)            19.54%           21.73%          22.87%

         LIBERTY ACORN FOREIGN FORTY                                Average Annual
         ---------------------------
                                                                     Total Return
                                                                     ------------

                                                     Class A           Class B         Class C
                                                     -------           -------         -------
         1 year                                      -18.33%          -17.75%         -14.26%
         Life of Fund (inception 9/4/96)              26.15%           28.60%          29.71%

Tax-Related Illustrations.

The Funds may also quote tax efficiency. Tax Efficiency is derived by dividing after-tax returns by pretax returns. The highest possible score would be 100%, which would apply to a Fund that had no taxable distributions. Because many interrelated factors affect tax efficiency, it is difficult to predict tax efficiency. For information regarding after-tax returns, see "Performance History" in the prospectus.

         LIBERTY ACORN FUND'S TAX EFFICIENCY                  Through December 31, 2000
         -----------------------------------                  -------------------------
         1 Year                                                          62.00%
         5 Years                                                         82.80%
         10 Years                                                        87.60%

         LIBERTY ACORN INTERNATIONAL'S TAX EFFICIENCY         Through December 31, 2000
         --------------------------------------------         -------------------------

         1 Year                                                             NM%*
         5 Years                                                         88.00%
         Life of Fund (inception 9/23/92)                                92.90%

         LIBERTY ACORN USA'S TAX EFFICIENCY                   Through December 31, 2000
         ----------------------------------                   -------------------------

         1 Year                                                             NM%*
         3 Years                                                         75.90%
         Life of Fund (inception 9/4/96)                                 91.60%

         LIBERTY ACORN TWENTY'S TAX EFFICIENCY                Through December 31, 2000
         -------------------------------------                -------------------------

         1 Year                                                          75.70%
         Life of Fund (inception 11/23/98)                               94.00%

         LIBERTY ACORN FOREIGN FORTY'S TAX EFFICIENCY         Through December 31, 2000
         --------------------------------------------         -------------------------

         1 Year                                                             NM%*
         Life of Fund (inception 11/23/98)                                99.2%


* Data is not meaningful because returns were negative.

Performance results reflect any voluntary fee waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these fee waivers or expense reimbursements, performance results would have been lower.

The Funds may also use statistics to indicate volatility or risk. The premise of each of these measures is that greater volatility connotes greater risk undertaken in achieving performance. The Funds may quote the following measures of volatility:

Beta. Beta is the volatility of a fund's total return relative to the movements
----
of a benchmark index. A beta greater than one indicates volatility greater than the index, and a beta of less than one indicates a volatility less than the index.

R-squared. R-squared reflects the percentage of a fund's price movements that
---------
are explained by movements in the benchmark index. An R-squared of 1.00 indicates that all movements of a fund's price are completely explained by movements in the index. Generally, a higher R-squared will indicate a more reliable beta figure.

Alpha. Alpha is a measure used to discuss a fund's relative performance. Alpha
-----
measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return of a fund is based on how historical movements of the benchmark index and historical performance of a fund compare to the benchmark index. The expected return is computed by multiplying the advance or decline in a market represented by a fund's beta. A positive alpha quantifies the value that a fund manager has added and a negative alpha quantifies the value that a fund manager has lost.

Standard deviation. Standard deviation quantifies the volatility in the returns
------------------
of a fund by measuring the amount of variation in the group of returns that make up a fund's average return. Standard deviation is generally calculated over a three- or five-year period using monthly returns and modified to present on annualized standard deviation.

Sharpe ratio. A fund's Sharpe ratio quantifies its total return in excess of the
------------
return of a guaranteed investment (90 day U.S. treasury bills), relative to its volatility as measured by its standard deviation. The higher a fund's Sharpe ratio, the better a fund's returns have been relative to the amount of investment risk it has taken.

Beta and R-squared are calculated by performing a least squares linear regression using three years of monthly total return figures for each portfolio and benchmark combination. Alpha is calculated by taking the difference between the average monthly portfolio return and the beta-adjusted average monthly benchmark return. The result of this calculation is then geometrically annualized.

As of December 31, 2000, some statistics for the Class Z shares of the Funds are as follows:

                                                   R/2/       Beta      Alpha
                                                   - -        ----      -----
         Liberty Acorn Fund
         ------------------

                           vs. S&P 500              .45        .71      4.62%
                           vs. Russell 2000         .88        .75      8.92%

         Liberty Acorn International
         ---------------------------

                           vs. EMI Ex U.S.          .64       1.16     11.79%
                           vs. EAFE                 .52        .96      8.20%

Other measures of volatility and relative performance may be used as appropriate. All such measures will fluctuate and do not represent future results.

Performance Depictions and Comparisons. In advertising and sales literature, each Fund's performance may be compared with those of market indexes and other mutual funds. In addition to the performance information described above, a Fund might use comparative performance as computed in a ranking or rating determined by Lipper, Inc., an independent service that monitors the performance of mutual funds, Morningstar, Incorporated or another service.

Each Fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor or LFD to be reputable, and publications in the press pertaining to the Fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper Analytical Services Corporation, Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index, Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

General. From time to time, each Fund may discuss or quote its current portfolio manager(s) as well as other investment personnel, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for a Fund; a Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Funds may note their mention or recognition in newsletters, newspapers, magazines, or other media. Portfolio managers and other members of the Advisor's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio manager, including information about awards received by that portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature.

Each Fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. Each Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, each Fund may also discuss or quote the views of LFD, the Advisor, and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

         Appendix I - Description of Bond Ratings

         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of debt securities in which the Funds invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

         The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Moody's Ratings
         Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

         Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

         A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings

         AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

         AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

         BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

48